UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
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Soliciting Material under §240.14a-12

Zebra Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

Proxy

Statement

MAY 9, 2024   |  10:30 a.m.  CT

Dear
Fellow Stockholder

On behalf of the Board of Directors, we would like to thank you for your continued investment in Zebra Technologies.

2023 was one of the most challenging years in Zebra’s more than 50-year history. Broad-based softness across Zebra’s end markets resulted in a significant decline in sales and profitability. Our Chief Executive Officer, Bill Burns, and the management team have taken bold action to address and mitigate the impact of the demand environment, including a $120 million annualized cost savings plan. The team is also reallocating resources to accelerate growth in underpenetrated markets including Japan, along with the manufacturing and government sectors, and is addressing new automation use cases with RFID and machine vision. Through these actions and continual investment to innovate our portfolio of products and solutions, Zebra is well-positioned to drive profitable sales growth as end markets recover.

We have an experienced Board with a balance of diversity and backgrounds, and a commitment to ongoing refreshment. The Board’s focus on refreshment and prioritization of diversity in director searches has resulted in five new directors in the past four years, three of whom are considered gender or racially diverse.

Since our last Annual Meeting of Stockholders, two new directors have been appointed or nominated to serve on our Board. In May 2023, we appointed Satish Dhanasekaran to the Board. Mr. Dhanasekaran is the President and Chief Executive Officer of Keysight Technologies and brings over 20 years of technology experience to the Board. At this year’s Annual Meeting of Stockholders, we have nominated Kenneth Miller, Chief Financial Officer of Juniper Networks, to stand for election. Mr. Miller will bring to the Board valuable industry leadership experience and strong strategic planning and business transformation expertise. In addition, Richard Keyser will not be standing for election this year. We thank Mr. Keyser for his wisdom, guidance, and many years of valuable service on Zebra’s Board.

We continue to prioritize engagement with stockholders on a wide variety of topics including governance, oversight, and sustainability. In response to stockholder feedback, we have made a number of enhancements to our practices over the past year, including expanding disclosure around our directors’ skills, delegating oversight of human capital management to our renamed Compensation and Culture Committee, and publishing our inaugural Zebra Sustainability Report.

We are proud of our recognition in the market as an employer of choice and remain focused on driving innovation and responsible practices across our broader value chain. We are committed to conducting business in ways that will benefit our stakeholders and advance sustainability objectives that align with our business model and strategy.

We would like to thank our stockholders, employees, customers, and partners for their continued support and contributions to Zebra. We are confident that Zebra will successfully navigate this challenging environment with the active involvement and support of the Board of Directors.

Sincerely,

Anders Gustafsson Executive Chair of the Board	Michael A. Smith Independent Lead Director of the Board

Dear
Fellow Stockholder

March 29, 2024

Please join us for the Zebra Technologies Corporation 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 9, 2024 at 10:30 a.m., Central Time. The Annual Meeting will be conducted solely by remote communication, in a virtual only format. This decision was made to enable a greater number of stockholders to attend. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ZBRA2024. Only stockholders of record as of the close of business on March 15, 2024 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote or submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

At the Annual Meeting, stockholders will be asked to vote on each of the three proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

Your vote on the matters to be considered at the Annual Meeting is important, regardless of the size of your holdings. Whether or not you plan to virtually view or participate in the Annual Meeting, we urge you to vote your shares as soon as possible via the Internet or by telephone. If you received a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided, or may request a proxy card to complete, sign, date and return by mail. By voting in advance of the Annual Meeting, you can ensure your shares will be represented and voted at the Annual Meeting, and you will spare Zebra the expense of a follow-up mailing. Even if you vote before the Annual Meeting, you may still attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/ZBRA2024 and submit questions and vote during the Annual Meeting by entering the 16-digit control number found on your proxy card.

For more information about Zebra and to take advantage of the many stockholder resources and tools available, I encourage you to visit Zebra’s website at www.zebra.com under Investors.

Sincerely,

William J. Burns
Chief Executive Officer

Notice of
Annual Meeting
of Stockholders

Virtual Meeting Information

MAY 9, 2024

10:30 a.m., Central Time

Virtual Meeting Website: www.virtualshareholdermeeting.com/ZBRA2024

To the Stockholders of Zebra Technologies Corporation:

The Annual Meeting of Stockholders of Zebra Technologies Corporation will be held at 10:30 a.m., Central Time, on Thursday, May 9, 2024. You can attend the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/ZBRA2024. We will have no physical location for the Annual Meeting in order to make the meeting more accessible to stockholders. The Annual Meeting will be held for the following purposes:

(1)	To elect three Class I directors with terms to expire in 2027;
(2)	To hold an advisory vote to approve the compensation of our Named Executive Officers;
(3)	To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2024; and
(4)	To conduct other business if properly presented.

The Proxy Statement more fully describes the proposals. Only holders of record of common stock at the close of business on March 15, 2024 are entitled to vote at or otherwise participate in the Annual Meeting.

We are pleased to take advantage of rules and regulations adopted by the Securities and Exchange Commission allowing companies to furnish proxy materials to their stockholders over the Internet. On March 29, 2024, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access our 2024 Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, as well as instructions regarding how to receive paper copies of these documents.

In accordance with rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or before March 29, 2024 to all stockholders of record as of March 15, 2024, the record date.

Cristen Kogl
Corporate Secretary
Lincolnshire, Illinois
March 29, 2024

May 9, 2024

Review your proxy statement and vote in one of four ways:

INTERNET	BY TELEPHONE	BY MAIL	ONLINE DURING THE VIRTUAL MEETING

Visit www.proxyvote.com or scan the QR Barcode on your Notice of Internet Availability of Proxy Materials or your proxy card	Call 1-800-690-6903	Sign, date and return your proxy card in the enclosed envelope	Visit virtualshareholdermeeting.com/ZBRA2024 See page 97 for instructions on how to attend

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2024:
Our 2024 Proxy Statement and 2023 Annual Report to Stockholders are available at: https://materials.proxyvote.com/989207.
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Proxy Summary			6
2024 Annual Meeting of Stockholders	6	Agenda and Voting Recommendations	6
What’s New	7	2023 Highlights and Performance	7
Corporate Governance	8	Election of Directors	10
Executive Compensation	12

Proxy Statement			14

Corporate Governance			15
Corporate Governance Policies	15	Selecting Nominees for the Board	16
Board, Committee and Director Evaluations	17	Director Independence	17
Board Leadership Structure	18	Executive Sessions	19
Board Meetings	19	Limitation on Service on Other Boards	19
Director Onboarding and Development	20	Management Development and Succession Planning	20
Oversight of Risk Management	21	Stockholder Engagement	23
Sustainability	25	Stock Ownership Guidelines	27
Related Party Transactions	28	Compliance Reporting	28
Communications with the Board	28

Proposal 1 Election of Directors			29
Board Composition	30	Biographical Information of Zebra’s Director Nominees and Continuing Directors	32

Committees of the Board			42

Director Compensation			44
Elements of Director Compensation	44	2023 Non-Employee Director Compensation	45

Compensation and Culture Committee Report			46

Compensation Discussion and Analysis			47
Overview of Our Executive Compensation Program	49	Key Executive Compensation Decisions in 2023	53
Restricted Stock that Vested in 2023	59	Our Compensation Approach	61
Employee Benefits	62	Our Executive Officer Employment Agreements	62

4	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation			63
Summary Compensation Table	63	Grants of Plan-Based Awards in 2023	64
Outstanding Equity Awards at 2023 Fiscal Year-End	65	Options and Stock Appreciation Rights Exercised and Stock Vested in 2023	69
Non-Qualified Deferred Compensation	69	Non-Qualified Deferred Compensation for 2023	71
Potential Payments upon Termination of Employment or Change in Control	71	CEO Pay Ratio	79
Executive Pay Versus Company Performance	80	Equity Compensation Plan Information	87
Compensation and Culture Committee Interlocks and Insider Participation	87

Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers			88

Report of the Audit Committee			89

Fees of Independent Auditors			90

Proposal 3 Ratification of Appointment of Independent Auditors			91

Executive Officers			92

Ownership of Our Common Stock			95

Delinquent Section 16(a) Reports			96

Stockholder Proposals and Other Business			97
Questions and Answers About the Annual Meeting and These Proxy Materials	97

Zebra Technologies Corporation I 2024 Proxy Statement	5

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

2024 Annual Meeting of Stockholders
Date:	May 9, 2024
Time:	10:30 a.m., Central Time
Virtual Meeting Website:	www.virtualshareholdermeeting.com/ZBRA2024
Record Date:	March 15, 2024

Agenda and Voting Recommendations

Voting Matters and Recommendations

Proposal	Board Recommendation	Reasons for Recommendation	More Information
Proposal 1 — Election of three Class I directors with terms expiring in 2027	FOR

The Board and the Nominating and Governance Committee believe our director nominees possess the skills, experience and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals.

Page 29
Proposal 2 — Advisory vote to approve Named Executive Officers’ compensation	FOR

The Board and the Compensation and Culture Committee believe our executive compensation structure is aligned with our stockholders’ interests and current market practices, and that it reflects our commitment to pay for performance.

Proposal 3 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2024	FOR	Based on the Audit Committee’s assessment, the Board and the Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.	Page 91

6	Zebra Technologies Corporation I 2024 Proxy Statement

Proxy Summary

What’s New

As part of our efforts to continuously improve our governance practices, enhance readability of our Proxy Statement and respond to stockholder feedback, we have updated our disclosures. This year’s key updated disclosures primarily include:

Addition of Director Skills Definitions and New Director Skills Matrix	Inaugural Zebra Sustainability Report
Enhanced CD&A Diagrams	Added Free Cash Flow Conversion Metric to our Performance-Vested Restricted Stock Granted in 2023
Retitled Compensation Committee to Compensation and Culture Committee to Reflect New Remit Over Diversity and Inclusion

2023 Highlights and Performance

$120 Million	$4.58 Billion	~6,800 Patents
Announced $120M in annualized net expense savings to drive restructuring plans	In Annual Sales and non-GAAP earnings per diluted share of $9.82	Added ~300 patents and patent applications, bringing our portfolio total to ~6,800

Voted #1 Workplace	$519 Million R&D
Amongst several employer accolades in 2023, Zebra was voted #1 in large companies category on Fast Company’s fifth annual list of Best Workplaces for Innovators

We continued to invest in innovation to extend our industry leadership.

Examples of our progress include:

●
Expanded RFID portfolio
●
Launched next gen warehouse mobile computer
●
Demonstrated a GenAI open-source model on Zebra devices

Zebra Technologies Corporation I 2024 Proxy Statement	7

Proxy Summary

Corporate Governance

Zebra is committed to a corporate governance structure that creates long-term value for our stockholders by promoting effective Board leadership, accountability and independent oversight. Our key governance practices listed below, and our polices described under Corporate Governance Policies on page 15, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. We are committed to engaging with our stockholders to understand their views. In addition, we continue to review evolving market practice in alignment with the needs of our business.

Corporate Governance Highlights
✓ Eight of our ten directors are independent		✓ Proxy Access By-Law
✓ 30% of our Board is gender diverse and 20% of our Board is ethnically diverse		✓ Majority voting in uncontested director elections
✓ Board comprised of directors with a diverse mix of skills, experiences and perspectives		✓ No dual class of stock or controlling stockholder
✓ Active Board refreshment, which resulted in the addition of four new directors in the last four years		✓ Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
✓ Separate Executive Chair and CEO roles with a Lead Independent Director		✓ Robust Stock Ownership Guidelines, which are applicable to Executive Officers and directors
✓ Independent standing Board committees		✓ Annual “say-on-pay” advisory vote
✓ Regular executive sessions of independent directors		✓ Robust stockholder engagement program
✓ Board and committee oversight of environmental, social and governance matters		✓ Clawback Policy to recoup incentive-based compensation from misconduct
✓ Annual individual director evaluations	New	✓ Accounting Restatement Clawback Policy to recoup incentive-based compensation resulting from accounting restatements
✓ Annual Board and committee self-evaluations		✓ Risk oversight by the Board and its committees
✓ Policy on directors’ outside public company board service		✓ Director orientation and continuing educational programs
✓ Board reviews executive succession planning and director refreshment regularly		✓ No poison pill in place

8	Zebra Technologies Corporation I 2024 Proxy Statement

Proxy Summary

Stockholder Engagement

We continued our robust stockholder engagement program in 2023, despite a year with challenging performance. As in previous years, Zebra put forth a cross functional team from investor relations, legal, human resources, executive officers, and independent board members to engage with our major stockholders and proxy advisory firms on a broad range of issues, including business strategy, governance, compensation, environmental, and social topics. Furthermore, for the first time, Linda Connly, one of our independent directors, joined our Lead Independent Director, Michael Smith, in attending some of our seasonal stockholder engagement sessions. Ms. Connly offered her perspectives in our engagements as one of Zebra’s newer Board members and as a member of our Audit Committee. For more information on our stockholder engagement program, see Stockholder Engagement on page 23.

Conducted Outreach To:	Engaged with:	Topics Discussed Include:
42 stockholders, representing	16 stockholders, representing
●
Approach to our CEO Transition and Board composition and refreshment, including board leadership structure
●
Progress on environmental, social and governance initiatives and related disclosures
●
Approach to AI in our products and as a tool in our workplace

~65% of stock outstanding	~35% of stock outstanding

Sustainability

Zebra published its first ever Sustainability Report in 2023. As further discussed in our Sustainability Report, Zebra’s sustainability approach focuses on sustainability topics – and how we address and integrate these into our operations and customer offerings. See Sustainability on page 25.

Human Capital Management
●
Drive a high-performance culture
●
See diversity and inclusion as a means of driving a high-performance and innovative culture
●
Launch inclusion learning tools and resources as well as expand our employee resource groups
●
Strive to consistently be the employer of choice in the communities where we work and live

Climate
●
Validated science-based targets for carbon emissions reductions at Zebra sites and in our value chain
●
Partnered with the U.S. Department of Energy’s (“DOE”) Better Climate Challenge
●
Published climate-related physical risk characterization with the DOE, aligned with Task Force on Climate related Financial Disclosures (“TCFD”)

Resource Conservation
●
Advanced initiatives to address landfill reduction and sustainable products and packaging leveraging a cross-functional Green Product Council
●
Evolved our circular economy offerings with certified refurbished products for reuse and rental and partnered with Ellen MacArthur Foundation to advance our circular economy efforts

Governance
●
Board of Directors oversees risks and opportunities related to sustainability
●
Cross-functional Sustainability Council advances our sustainability efforts, providing regular updates to the management team and Board

Zebra Technologies Corporation I 2024 Proxy Statement	9

Proxy Summary

Election of Directors

The Board of Directors consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the other two directors serve as Zebra’s Executive Chair and our Chief Executive Officer. The Board believes that the current director nominees and continuing directors have the appropriate mix of knowledge, experience, skillsets, tenure and diversity to effectively oversee and constructively challenge the performance of management in the execution of Zebra’s strategy. For more information, see Election of Directors on page 29.

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships	Current Other Public Directorships
Class I Directors – Term Expires 2024
Satish Dhanasekaran	51	2023	President and CEO, Keysight Technologies	✓	CCC	0
Ross W. Manire	72	2003	Retired President and Chief Executive Officer, ExteNet Systems, Inc.	✓	AC (Chair), NGC	1
Class II Directors – Term Expires 2025
Nelda J. Connors	58	2022	Founder, Chairwoman and CEO, Pine Grove Holdings, LLC	✓	AC	3
Frank B. Modruson	64	2014	President of Modruson & Associates, LLC and Former CIO, Accenture	✓	AC, NGC	0
Michael A. Smith	69	1991	Lead Independent Director, Zebra Technologies, Chairman and Chief Executive Officer, FireVision LLC	✓	CCC, NGC (Chair)	0
Class III Directors – Term Expires 2026
William J. Burns	56	2023	Chief Executive Officer, Zebra Technologies		None	0
Linda M. Connly(1)	58	2020	Expert Partner, Bain & Company	✓	AC	0
Anders Gustafsson	63	2007	Executive Chair of the Board, Zebra Technologies		None	2
Janice M. Roberts(1)	68	2013	Partner, Benhamou Global Ventures	✓	CCC	1
NEW Director Nominee Class I
Kenneth B. Miller	53		Executive Vice President and Chief Financial Officer, Juniper Networks	✓		0

AC = Audit Committee, CCC = Compensation and Culture Committee and NGC = Nominating and Governance Committee

(1)	Effective after the 2024 Annual Meeting, Janice Roberts is expected to Chair the Compensation and Culture Committee and Linda Connly is expected to join the Nominating and Governance Committee.

10	Zebra Technologies Corporation I 2024 Proxy Statement

Proxy Summary

Board Composition Snapshot

Zebra’s Board is composed of ten highly qualified directors whose experience, skillsets, tenure and personal characteristics complement those of fellow directors to create a balanced Board with diverse viewpoints and deep expertise. The diagrams below Include all continuing directors and the new director nominee. For more information on Board Composition see page 30.

Zebra Technologies Corporation I 2024 Proxy Statement	11

Proxy Summary

Executive Compensation

Compensation Program Highlights

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement. Stockholders continue to be supportive of our compensation program’s structure and its alignment of pay with performance. This was conveyed by 89.4% of votes cast at Zebra’s 2023 Annual Meeting in support of say-on-pay. Our Compensation and Culture Committee (formerly, our Compensation Committee) believes that the current structure of our compensation program adequately aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract and retain talent. For more information on Zebra’s compensation program, see Compensation Discussion and Analysis, beginning on page 47.

WHAT WE DO	WHAT WE DON’T DO
✓ A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	✘ We expressly forbid option and stock appreciation rights repricing without stockholder approval
✓ We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	✘ We expressly forbid exchanges of underwater options or stock appreciation rights for cash
✓ We review competitive compensation data and individual performance when determining each Section 16 Officer’s compensation	✘ We do not provide significant perquisites
✓ We have robust Stock Ownership Guidelines for our Section 16 Officers and directors	✘ We do not guarantee salary increases or non-performance-based bonuses
✓ We require Section 16 Officers and directors to retain 50% of vested equity awards or exercisable stock appreciation rights until Stock Ownership Guidelines are met	✘ We do not offer excise tax gross-ups
✓ We consider, and attempt to mitigate, risk in our compensation program	✘ Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
✓ We use an independent compensation consultant
✓ We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
✓ We conduct an annual talent management review, including succession planning
✓ We have a Clawback Policy and an Accounting Restatement Clawback Policy

12	Zebra Technologies Corporation I 2024 Proxy Statement

Proxy Summary

2023 Elements of Compensation

Our Executive Officers are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is illustrated in the following charts, which show that long-term incentive compensation accounts for the largest percentage of the Named Executive Officers’ overall target compensation for 2023. In addition, a majority of the Named Executive Officers’ compensation — consisting of target long-term and target short-term incentive compensation combined — is performance-based or “at risk.”

CEO
8.1% Base Salary
10.9% Target Short-Term Incentive
91.9% AT-RISK COMPENSATION
81.0% Target Long-Term Equity
Other NEOs
16.0% Base Salary
14.5% Target Short-Term Incentive
84% AT-RISK COMPENSATION
69.5% Target Long-Term Equity

Target Short-Term Incentive Mix for All NEOs
30% Net Sales
50% Adjusted EBITDA Margin
20% EAI Index
Target Long-Term Incentive Mix for All NEOs
60% Performance-Vested Restricted Stock
40% Time-Vested Restricted Stock

Zebra Technologies Corporation I 2024 Proxy Statement	13

Proxy Statement

We are providing you with these proxy materials in connection with the solicitation by Zebra’s Board of Directors of proxies for our 2024 Annual Meeting of Stockholders. Our Annual Meeting will be held virtually at 10:30 a.m., Central Time, on Thursday, May 9, 2024. The Annual Meeting will be conducted solely by remote communication, in a virtual only format, which can be accessed at www.virtualshareholdermeeting.com/ZBRA2024, in order to enable a greater number of stockholders to attend. Stockholders will not be able to attend the Annual Meeting in person.

In accordance with rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or before March 29, 2024 to all stockholders of record as of March 15, 2024, the record date.

This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and information about voting procedures. As used herein, “we,” “us,” “our,” “Zebra” or the “Company” refers to Zebra Technologies Corporation.

14	Zebra Technologies Corporation I 2024 Proxy Statement

Corporate Governance

Corporate Governance Policies

Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices, detailed in the Proxy Summary on page 6, and policies, listed below, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. The Board reviews (and if necessary, modifies) the below policies periodically to ensure they reflect sound corporate governance practices. Zebra’s governance documents, including the charters of the Audit, Compensation and Culture, and Nominating and Governance committees of the Board, are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

Policy	Description
Corporate Governance Guidelines
●
Addresses matters relating to the composition and operations of the Board of Directors and the committees of the Board.
●
The Corporate Governance Guidelines are reviewed annually by the Nominating and Governance Committee and were last amended in November 2023. The most recent amendments clarified how our Board incorporates diversity into director searches.

Code of Conduct
●
Applies to directors, Executive Officers and all employees, and addresses Company policies and procedures intended to promote ethical and lawful behavior. All employees are required to complete annual compliance training on our Code of Conduct.
●
Our Code of Conduct was last approved in May 2019.

Code of Ethics for Senior Financial Officers
●
Applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and addresses matters such as honest and ethical conduct and compliance with laws and regulations, particularly in relation to financial records and periodic reports.
●
Any waiver from the Code of Ethics for Senior Financial Officers and any amendment will be disclosed on the Investor Relations webpage of Zebra’s website.
●
Our Code of Ethics for Senior Financial Officers was adopted in 2003 and was last amended in November 2022.

Related Party Transactions Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving or ratifying, monitoring and disclosing Related Party Transactions. See Related Party Transactions on page 28 for additional information.
●
We adopted our Related Party Transactions Policy in October 2019.

Interlocking Directorate Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving and monitoring Zebra’s directors’ and Executive Officers’ simultaneous service as a director or Executive Officer at two entities to ensure compliance with anti-trust regulations.
●
Our Interlocking Directorate Policy was adopted in February 2020.

Prohibition against hedging, pledging and short selling Zebra securities
●
Our Insider Trading Policy prohibits our directors, Executive Officers, employees and their family members who share their households from entering into hedging transactions with respect to Zebra securities. The Insider Trading Policy also prohibits individuals from holding Zebra securities in margin accounts or pledging Zebra securities as collateral for a loan.
●
Individuals are also prohibited from entering into any transaction designed to insulate them from upside or downside price movement in Zebra securities, including, but not limited to, the purchase or sale of puts or calls; entering into prepaid variable forward contracts, equity swaps, collars or exchange funds; and engaging in short sales in Zebra securities.
●
The Insider Trading Policy was last amended in November 2023. The most recent amendments addressed changes to SEC Rules regarding 10b5-1 plans.

Clawback Policies
●
Applies to Section 16 Officers and provides for the recoupment of equity awards and cash incentive payments in the event of either a financial restatement resulting from executive misconduct or gross negligence, or where executive misconduct results, or could result, in termination for cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type of agreement.
●
Our Clawback Policy was adopted in March 2020. We adopted a separate Accounting Restatement Clawback Policy in November 2023 – to address newly required SEC Rules regarding accounting restatements.

Zebra Technologies Corporation I 2024 Proxy Statement	15

Corporate Governance

Selecting Nominees for the Board

What We Look for in Potential Directors

We are committed to ensuring that the Board is comprised of directors who collectively provide a diverse breadth of experience, knowledge and skillsets to represent the interests of stockholders, provide effective oversight and support management’s execution of our long-term strategy. The Nominating and Governance Committee establishes and periodically reviews criteria for Board membership, as further discussed in Board Composition on page 30.

We believe that Board candidates must exhibit certain minimum characteristics, such as: sound judgment and an even temperament, high ethical standards and a healthy view of the relative responsibilities of Board members and management. In addition, our Board members should be independent thinkers, articulate and intelligent, and be able to commit sufficient time and attention to Zebra’s business. The Nominating and Governance Committee also considers the diversity of race, ethnicity, gender, nationality, age, cultural background and professional experience of Board candidates, as well as the independence of Board candidates. The Company continues to monitor and identify new key considerations in evaluating which additional skills may benefit the business as the Company and market practices evolve.

How We Find Potential Directors

The Nominating and Governance Committee of our Board of Directors is responsible for identifying individuals who are qualified to serve as directors and for recommending candidates to the Board. The Nominating and Governance Committee relies on several sources to identify potential directors, including referrals from current Board members and management, suggestions from stockholders, individual self-nominations, search firms as well as organizations that provide diverse candidates.

Consideration of potential Board members involves a robust diligence process, including a series of internal discussions, review of the candidates’ qualifications and interviews with promising candidates. Candidates from all sources are evaluated in the same way and are subject to the same standards.

Annual Performance Review and Evaluation

Each year the Nominating and Governance Committee reviews the performance of current directors. When deciding whether to nominate an existing director for re-election, the Nominating and Governance Committee will confirm that the director meets the characteristics described above, but also will consider matters such as whether the director:

●
represents stockholder interests in deliberations before the Board and its committees,
●
attends meetings regularly,
●
keeps abreast of Zebra’s business and strategy, and the industry in general,
●
prepares effectively for meetings with Board members and senior management,
●
communicates effectively at Board and committee meetings and with senior management,
●
supports the deliberative process as a team member (e.g., is courteous, respectful and constructive),
●
challenges the Board and senior management to set and achieve goals, and
●
possesses special characteristics that contribute to effectiveness as a Board member.

Other Considerations

The Nominating and Governance Committee seeks to have a Board composed of directors with diverse backgrounds and qualifications that create a composite mix of experience, knowledge and skillsets that will allow the Board to fulfil its responsibilities. Although the Board does not have a specific diversity policy, the Nominating and Governance Committee Charter includes a stated commitment to diversity, providing that the Nominating and Governance Committee will consider race, ethnicity, gender, nationality, age, cultural background, professional experience and Board tenure in evaluating Board candidates and in nominating existing directors for re-election. As part of our pursuit for diverse candidates, Zebra will instruct any search firm it engages to present candidates who will contribute to such diversity. The Board believes that a variety of points of view contributes to a more effective decision-making process. When recommending Board candidates for election or re-election by stockholders, the Board and Nominating and Governance Committee focus on how the experience and skillset of each Board candidate advance the Company’s strategic objectives and complement those of fellow candidates and members of the Board to create a balanced Board with diverse viewpoints and deep expertise. The Board does not endorse a mandatory retirement age, term limits or automatic re-nomination to serve as a director.

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Corporate Governance

Board, Committee and Director Evaluations

The Board believes that Board and committee self-evaluations, as well as individual director evaluations, are the most effective means of determining whether the Board and its committees are operating effectively and whether a director should continue to serve in that capacity. Under the direction of the Nominating and Governance Committee, the Board and the committees of the Board conduct annual self-evaluations. In addition, under the direction of the Nominating and Governance Committee, the Lead Independent Director coordinates annual self-evaluations of the individual directors of the Board. These assessments typically consist of the directors preparing a self-assessment and the Lead Independent Director conducting one-on-one interviews with each director and reporting on the process to the Nominating and Governance Committee. The Lead Independent Director reports to the full Board on the process and discussions as they relate to the Board and its committees. The Board assesses its contribution as a whole and the individual committees’ contributions, as compared to their respective charters, and identifies areas in which improvements may be made. The Lead Independent Director reports on the process to the Nominating and Governance Committee and the Nominating and Governance Committee determines whether re-election of incumbent directors is appropriate. The Nominating and Governance Committee and the Lead Independent Director periodically review the evaluation processes of the Board and its committees as well as the evaluation process of the individual directors. In addition, the Lead Independent Director encourages directors to provide feedback outside of the self-evaluation process. Examples of changes made in response to the self-evaluation process over the last few years include:

●	prioritizing board refreshment,
●	adding additional executive sessions of the Board in which the independent directors meet without management or the chair present,
●	allocating more Board meeting time to strategy and talent,
●	prioritizing diversity in our director searches,
●	increasing our directors’ exposure to employees below the executive officer level by meeting with these employees outside of Board and committee meetings, and
●	improving our Board onboarding process and ensuring our new directors are informed about Zebra’s business, industry, strategy, corporate governance practices and the roles and responsibilities of Zebra’s directors. See Director Onboarding and Development on page 20 for additional information.

The results of the 2023 Board and committee self-evaluations and individual director evaluations confirmed the Board’s belief that the Board and its committees are currently operating effectively. The Board’s prioritization of diversity in director searches and refreshment has resulted in four new directors in the last four years, three of which are considered gender or racially diverse.

Director Independence

Under our Corporate Governance Guidelines and Nasdaq listing rules, a majority of our directors must be independent. Under Nasdaq listing rules, a director does not qualify as independent unless the Board affirmatively determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2024, the Nominating and Governance Committee reviewed the independence of all existing Zebra directors and determined, and the Board formally approved, that each director, except Anders Gustafsson, our Executive Chair of the Board, and William J. Burns, our Chief Executive Officer is independent under Nasdaq listing rules, and that no director other than Mr. Gustafsson or Mr. Burns has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In March 2024, the Nominating and Governance Committee reviewed the independence of our new director nominee, Kenneth B. Miller, and the Board formally approved that he is independent under Nasdaq listing rules and he has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Corporate Governance

Board Leadership Structure

Under our Corporate Governance Guidelines, annually, the Board shall appoint a chair of the Board from among its members, as determined from time to time by the Board based upon the Board’s assessment at the time of the best governance for Zebra and the Board. If the individual appointed to serve as chair is not an independent director, the independent directors shall also appoint a Lead Independent Director.

Anders Gustafsson, Zebra’s former CEO, was appointed as Executive Chair of the Board in 2023 to assist with the recent CEO succession and appointment of William Burns. Mr. Gustafsson is not considered independent by proxy advisory, major investors, or Nasdaq listing standards. Therefore, Michael Smith was appointed as the Lead Independent Director in March 2023 to ensure that our seven other independent directors continue to have robust leadership in the boardroom. Mr. Smith has served as an independent director since 1991 and served as our independent Chair of the Board from 2007 to 2023. Mr. Smith provides independent leadership that reflects his experience with Zebra and the operation and history of the Board. Mr. Gustafsson created tremendous value for stockholders during his service as CEO and continues to deliver that value to the Board.

In his capacity as Executive Chair of the Board, Mr. Gustafsson’s duties include, but are not limited to, the following:	In his capacity as Lead Independent Director, Mr. Smith’s duties include, but are not limited to, the following:
●
Presiding at all meetings of stockholders and of the Board, including executive sessions of the whole Board
●
Approving Board agenda items, in collaboration with the Lead Independent Director and CEO, and Board and committee meeting schedules as well as monitoring the quality of the information sent to the Board
●
Working with the Lead Independent Director, CEO and Board on the Company’s talent management, which includes succession planning of our Executives and their teams
●
Working with the Nominating and Governance Committee and Lead Independent Director with respect to oversight of corporate governance matters; assignment of directors to Board committees and assignment of committee chairs; oversight of continuing education for directors; as well as recruitment, selection and orientation of new Board members
●
Encouraging director participation at meetings and promoting effective communication on developments occurring between Board meetings
●
Working with the Compensation and Culture Committee and Lead Independent Director on talent development plans for the CEO and other key members of senior management as well as oversight of the CEO’s performance review
●
Acting as a liaison between management and the Board

●
Calling meetings of independent directors, executive sessions, Board meetings and meetings with individual directors and members of management
●
Serving as liaison between independent directors, the Executive Chair and other members of management
●
Briefing the Chief Executive Officer on issues arising from executive sessions
●
Collaborating with the Executive Chair and CEO to review and approve Board agendas and relevant information provided to the Board
●
Leading the independent directors’ evaluation of the Executive Chair’s and CEO’s effectiveness, including meeting with each independent director and gathering feedback
●
Coordinating the Board’s, committees’ and individual director’s self-assessments and evaluation processes, as well as recruitment, selection and orientation of new Board members
●
Facilitating discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of the CEO and management succession planning
●
Leading Board meetings when the Executive Chair is not present and providing feedback to Executive Chair and management from any meetings of independent directors, when appropriate
●
Presiding at all executive sessions of the independent directors

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Corporate Governance

Executive Sessions

The Board and its committees regularly meet in executive session with and without the Executive Chair and/or CEO present. No formal action of the Board is taken at executive sessions, although the directors other than CEO may subsequently recommend matters for consideration by the full Board. The directors other than the CEO discuss, among other things, priorities for upcoming sessions, considerations for the Annual Meeting of Stockholders, the performance evaluation of the CEO, the compensation of the CEO and other members of senior management, talent management, development and succession planning, updates on Zebra’s business, risk management, and management’s approaches for achieving Zebra’s long-term strategic goals, including review of merger and acquisition proposals. The directors other than the CEO may invite guest attendees, such as management, other employees or independent consultants, when appropriate, for the purpose of providing the directors other than the CEO with information or counsel on specific matters.

Board Meetings

During 2023, our Board of Directors met five times. All directors attended 75 percent or more of the meetings of our Board and the standing committees on which they served in 2023. Barring unforeseen circumstances, Zebra expects all directors to attend noticed meetings of the Board and the standing committees on which they serve as well as the Annual Meeting of Stockholders. The full Board attended the 2023 Annual Meeting of stockholders.

Limitation on Service on Other Boards

The Corporate Governance Guidelines limit the number of other publicly traded for-profit boards on which a non-employee director may serve to four. Employee directors and Executive Officers, including the Chief Executive Officer, may serve on the board of one publicly traded for-profit entity other than Zebra’s Board. A director employed by Zebra solely in the capacity of Executive Chair may serve on the board of directors of up to two other publicly traded for-profit entities, subject to approval from the Lead Independent Director. Prior to accepting an invitation to serve on another public company’s board, directors must inform and receive approval from the chair of Zebra’s Board. In approving such board service, the chair considers whether the director’s service on another public company’s board complies with Zebra’s Corporate Governance Guidelines, creates a conflict of interest, including an interlocking directorate, or whether such board service would otherwise interfere with such director’s service as a director of Zebra. These policies and directors’ compliance with these policies are reviewed at least annually and all our 2024 director nominees are compliant with these limitations.

Role	Other Public Co. Directorships
Non-Employee Director	4
Employee Directors and Executive Officers	1
Executive Chair	2

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Corporate Governance

Director Onboarding and Development

The Nominating and Governance Committee of the Board oversees the onboarding of new directors and continuing director education. Zebra provides robust orientation and on-boarding to new directors that are designed to familiarize them with Zebra and our culture, industry, strategy and operations, including talent development and strategy; financial statements, internal controls and related policies; corporate governance practices; as well as the roles and responsibilities of a director and of the Board generally. Zebra’s orientation program includes meetings with the Company’s management, invitations to attend the meetings of each committee of the Board and comprehensive background materials.

Zebra also values and strongly encourages continuing director education. Zebra provides its directors with various forms of training, education and business-specific learning opportunities throughout the year, including Company site visits and site visits to major customers, as appropriate; briefings on business updates; and presentations to the Board and its committees on Zebra’s business (including specific updates on our products, solutions and services), industry and governance trends, regulatory developments and best practices. We regularly provide the Board and its committees with other educational materials on topics relevant to Zebra. Directors are also strongly encouraged to attend additional continuing education programs designed to enhance the performance of individual directors and the Board as a whole. Zebra reimburses the costs of continuing director education programs provided by third parties.

Management Development and Succession Planning

Our Board acts as an advisor and counselor to our senior management and monitors their performance. A primary responsibility of our Board is to plan for the succession of the Chief Executive Officer as well as other senior management positions. Management reports regularly to our Board on Zebra’s program for succession and management development, including Zebra’s performance management and talent management processes. Our Board also becomes familiar with potential successors for senior management positions through various means, including, but not limited to, performance evaluations and talent reviews, Board and committee presentations and regular informal meetings. These development and succession planning activities resulted in the successful internal promotion in 2023 of William J. Burns to Chief Executive Officer, Robert Armstrong to Chief Marketing Officer, Richard Hudson to Chief Revenue Officer, and Joseph White to Chief Product & Solutions Officer.

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Corporate Governance

Oversight of Risk Management

The goal of our risk-management program is to provide reasonable assurance that a controllable risk will not have a material or significant adverse effect on Zebra.

BOARD OF DIRECTORS

Oversees Major Risks

●
The Board oversees risks facing Zebra, including market, strategic, operational, reporting, security and privacy, and legal and compliance risks, as further discussed below. Further, the Board oversees risks and opportunities in connection with Zebra’s environmental, social, and governance initiatives and related disclosures as further discussed in the Sustainability section on page 25. The Board’s leadership structure supports its risk oversight function by having separate chair and Chief Executive Officer roles, an independent lead director, independent Board committees, as well as the committees’ active participation in risk oversight and open communication with management.

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AUDIT COMMITTEE

Primary Risk Oversight

●
Oversees the Company’s risk management process and receives regular reports from internal audit and management.
●
Oversees risk related to compliance, accounting and financial reporting, internal controls, related party transactions, information technology and cybersecurity.
●
Oversees the management of the internal audit function.
COMPENSATION AND CULTURE COMMITTEE Primary Risk Oversight ● Oversees risks related to our compensation policies and practices as well as performance management and talent management processes.

NOMINATING AND GOVERNANCE COMMITTEE

Primary Risk Oversight

●
Oversees risks related to the Company’s governance practices as well as the composition of the Board and committees of the Board, director independence, Board performance and refreshment.

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MANAGEMENT

Key Risk Responsibilities

●
Management is responsible for day-to-day risk management activities, including proactively identifying, assessing, prioritizing, managing and mitigating enterprise risks, and the Board, as set forth in our Corporate Governance Guidelines, is responsible for the oversight of risk management. Management keeps the Board informed of the Company’s material risks by providing the Board and its committees, as applicable, with reports pertaining to risk identification, management and mitigation strategies.

The Audit Committee, Compensation and Culture Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, and the Board regularly discusses significant risks facing Zebra. Management evaluates risk from these six distinct but overlapping risk areas:

●	market risks include geo-political, economic environment, competitive landscape, disruptive technologies such as AI, insurance and currency/foreign exchange rates;
●	strategic risks include succession planning, corporate governance, human capital management, mergers and acquisitions, business continuity and strategic vision;
●	operational risks include product & solutions development, procurement, manufacturing, logistics, distribution, sales, service execution, environmental, sustainability and workplace safety;
●	reporting risks include tax, accounting and financial reporting, liquidity, sustainability reporting, and risks surrounding information technology governance, infrastructure and application management;
●	security and privacy risks include cybersecurity, Zebra product and software security, data privacy and physical security; and
●	legal and compliance risks include international trade, anti-bribery, product compliance, intellectual property, international laws and regulations, and litigation.

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Corporate Governance

Management identifies top risks affecting Zebra and assesses these identified risks by looking at the potential impact on Zebra, the likelihood of occurrence and Zebra’s level of risk exposure. Management cannot control market risks like general economic conditions, but these risks are evaluated against Zebra’s activities to manage our exposure.

Oversight of Cybersecurity and Privacy Risks

Our Audit Committee assists our Board of Directors in the oversight of cybersecurity risks. In connection with this oversight, the Audit Committee monitors the quality and effectiveness of Zebra’s cybersecurity program covering security of its internal information technology systems and its products and solutions as well as our cyber incident response plan and resources. The Audit Committee regularly receives updates from management about prevention, detection, mitigation and remediation of cyber threats, including the overall status of Zebra’s cyber security program, results of third-party assessments, and recent cyber threats. In addition, the Audit Committee reviews Zebra’s cyber security investment methodology to determine whether cyber maturity improvements and risk reductions are being made.

We periodically perform vulnerability assessments, remediate vulnerabilities, review log/access, perform system maintenance, manage network perimeter protection, and implement and manage disaster recovery testing. Further, Zebra relies on its information security management system supported by a comprehensive set of policies that directly align with ISO27001 and are supported by SOC2 reports and external ISO 27001:2013 certifications for certain parts of our business. As part of Zebra’s cybersecurity program, Zebra conducts periodic training about cybersecurity with employees and the Board. This training includes annual training on general cybersecurity concepts, along with educational opportunities that include real-life simulation and/or “tabletop exercises.” Zebra also conducts regular privacy and security summits with key internal stakeholders that involve training and information sessions conducted by employees and by third parties.

Oversight of Risks Arising Out of Zebra’s Compensation Policies and Practices

Risks arising out of Zebra’s compensation policies and practices may, depending on the actions or behavior encouraged, be categorized as strategic, operational, reporting, or legal and compliance risks. Management conducts an annual assessment of the risks arising out of Zebra’s compensation policies and practices. Management reviews each significant element of compensation for the purpose of determining whether that element—including any related performance goals and targets—encourages identifiable risk-taking behavior and whether any identified risks could have a material adverse effect on Zebra. As part of this review, management considers whether our compensation plans are designed to mitigate or cap risk, including features such as compensation caps under the Zebra Incentive Plan. In February 2023, management reviewed base salaries, the 2023 Zebra Incentive Plan and equity awards granted under the 2015 Long-Term Incentive Plan and 2018 Long-Term Incentive Plan. Based on this review, management prepared a report and discussed with the Compensation and Culture Committee its determination that our policies and practices are not reasonably likely to have a material adverse effect on Zebra.

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Corporate Governance

Stockholder Engagement

Our stockholders’ insights and feedback are important elements of our Board and management’s decision-making process. Throughout the year, members of management and the Board seek stockholder feedback to obtain a better understanding of our stockholders’ views.

Stockholder Engagement

Members of management and Board finish conducting annual off-season stockholder engagement

The Nominating and Governance Committee assesses feedback from off-season stockholder engagement along with investor policy updates and governance trends and reports to the full Board. The Board and/or the appropriate committee considers updates to our practices and procedures based on such updates

Publish our annual report and our proxy statement Monitor investor voting and governance trends Conduct Annual Meeting of Stockholders at which our Board and management respond to stockholder inquiries

Members of management and Board conduct annual off-season engagement with stockholders and proxy advisors Gather and report stockholder feedback to the Nominating and Governance Committee

The Nominating and Governance Committee and Compensation and Culture Committee review feedback and final voting results from the Annual Meeting of Stockholders

The Nominating and Governance Committee and management prepare for Fall stockholder outreach, taking into account our annual meeting results, stockholder feedback, and proxy season trends

We continued our robust stockholder engagement program in 2023 by reaching out to stockholders who in the aggregate held approximately 65% of our outstanding stock. Members of our senior management and Board ultimately engaged with stockholders representing approximately 35% of our outstanding stock. This year, our Lead Independent Director, Michael Smith, was joined by fellow independent director Linda Connly for a portion of our engagement. Ms. Connly was able to offer her unique perspective as one of Zebra’s newest Board members and as a member of our Audit Committee. In these meetings, we discussed:

●	general updates to Zebra’s business and execution of our strategy;
●	our CEO transition and Board composition and refreshment, including Board leadership structure;
●	progress on Zebra’s environmental and social initiatives and related disclosures, including our diversity and inclusion initiatives and programs, human capital management efforts in supply chain, and carbon emissions disclosures;
●	our governance practices, including our thoughtful approach to board refreshment;
●	our approach to AI in our products and as a tool in our workplace; and
●	compensation practices, including consideration of sustainability metrics as part of incentive compensation.

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Corporate Governance

In these discussions, several common themes emerged:

●	Stockholders appreciated the depth of disclosure on environmental and social topics, and were pleased with our initiatives and progress towards our commitments;
●	Stockholders noted appreciation for our current Board leadership structure and the well-defined and robust responsibilities for each leadership role.
●	Stockholders expressed that they were pleased with the progress we have made on Board and committee refreshment and diversity and encouraged us to continue to bring diverse perspectives into the boardroom; and
●	Stockholders shared their views on best practices on executive compensation. Stockholders continue to be supportive of our compensation program’s structure and its alignment with our strategy, as well as Zebra’s decision in 2021 to eliminate the use of stock appreciation rights and to increase the mix of performance-vested restricted stock to 60% of equity awarded to Executive Officers in our long-term equity compensation program as further discussed in 2023 Long-Term Equity Incentive Awards on page 56.

Through our engagement efforts, we were able to gain valuable feedback that has helped to inform our business practices and strategic decision making. All feedback was reviewed and discussed with the Nominating and Governance Committee, and the Nominating and Governance Committee reported on such feedback to the full Board. We intend to continue our stockholder outreach program to be responsive to stockholder concerns and evolve our practices to best meet the needs of the Company and its stakeholders.

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Corporate Governance

Sustainability

As a responsible corporate citizen, Zebra is committed to a sustainable business that will benefit our stakeholders. We are focused on advancing our efforts across human capital management, climate and resource conservation, with objectives that align with our business model and strategy. As a demonstration of our commitment to a sustainable business and the transparency around our efforts, Zebra released its inaugural Sustainability Report in 2023. The Report can be found by following the link to the right.

Additional information on our sustainability initiatives is available on Zebra’s website at http://www.zebra.com under “Corporate Social Responsibility”. The information included in the links provided are not considered part of this Proxy Statement.

Board Oversight

Our Board of Directors oversees risks and opportunities related to Zebra’s sustainability initiatives as well as related disclosures. Zebra has established a cross-functional Sustainability Council with executive oversight to advance our sustainability initiatives and reporting. Our Sustainability Council provides sustainability program oversight, coordination of goals, and ensures accurate and centralized internal and external reporting. The Sustainability Council reports to Zebra’s Board quarterly on our sustainability initiatives.

Human Capital Management

We strive to be an employer of choice. As an engineering-based company, innovative talent drives our success as an enterprise. Zebra’s human capital management initiatives aim to attract, develop, and retain the innovative talent that drives our strategic vision and purpose. These initiatives also help foster a culture of inclusion and diversity that enables employees to reach their full potential. Zebra’s Sustainability Council includes updates on Zebra’s human capital management initiatives and related disclosures in its quarterly sustainability report to the Board, including employee inclusion and diversity, employee benefits and training, and corporate philanthropy and volunteerism. In addition, management annually reports to the Board and the Compensation and Culture Committee on the performance, talent management, and succession planning of our senior management.

Talent Development

We provide many employee development opportunities, starting with our robust onboarding process. All Zebra employees have access to the Zebra Education Network, an online learning platform, offering a wide variety of learning and development resources such as formal learning courses, cross-functional development experiences as well as tools for mentoring and career shadowing. We also offer annual training and certification programs. Additionally, on an annual basis, we conduct a comprehensive talent review to assess our leadership pipeline and identify the skills we need to proactively develop in our employees for the future. This annual exercise is complemented by quarterly sessions with management to ensure we are making progress toward our critical talent development efforts throughout the year.

Culture

We believe that our strong Company culture is a key enabler of our success. In 2023 we refreshed our company values, which are Lead through Innovation; Deliver Excellence with Agility; Think and Act Customer First; Succeed as One and Make a Positive Impact. Employee engagement within the Company remains consistently high with the most recent employee engagement survey results scoring above relevant benchmarks for technology companies. Our flexible work model and various employee health and well-being programs bolster our employee engagement and relations. We consider our relations with our employees to be very good. In addition, we believe our compensation structure aligns with our stockholders’ long-term interests by balancing profitability and growth, as well as current market practices, and reflects the Company’s commitment to pay for performance.

Inclusion & Diversity

We believe a diverse workforce and inclusive workplace contributes to our strong Company culture, where all employees are seen, heard, valued and respected. Our culture is deeply embedded within our Inclusion and Diversity Vision. Our Inclusion and Diversity Council provides governance around this framework and reviews our progress in these areas. We encourage employees to champion Inclusion & Diversity and work in their community.

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Corporate Governance

Our Employee Resources Groups, (ERGs), are employee-driven, executive sponsored communities which foster a more inclusive workplace by bringing together employees from across the business to empower, support and learn from each other. The ERGs promote collaboration and host productive dialogue to help all employees understand the unique needs of our diverse employee populations. With two new ERGs in 2023, we now have nine employee-led ERGs, along with our employee led sustainability network, that are pivotal to our culture of inclusion and are aligned with our Company-wide 4C Framework: Culture; Career; Community; and Customer.

We have established talent acquisition partnerships with organizations such as Society of Women Engineers (SWE), National Society of Black Engineers (NSBE), Disability:IN, Hispanic Alliance for Career Enhancement (HACE), Hiring our Heroes (HOH), Out in STEM (oSTEM), as well as Hispanic Serving Institutions (HSIs) to enhance our recruitment efforts and deepen our partnership with diverse talent. In addition to external outreach, we provide a variety of training including unconscious bias awareness for all employees, interviewing bias awareness training for hiring managers, and a mandatory Inclusive Leadership workshop for all people leaders. There are additional diversity and inclusion learning tools and resources available for all Zebras, including discussion forums and on-demand learning geared specifically toward focusing on the development of our diverse talent. Additionally, we have launched employee development programs with external coaching and partnered with CEO Action’s Executive Level Mentoring Initiative.

Notable Accolades

Climate & Resource Conservation

Zebra’s climate and resource conservation initiatives focus on reducing carbon emissions and circular economy product innovation. A few of our key initiatives for each subject are listed below. Zebra’s Sustainability Council includes updates on Zebra’s climate and resource conservation initiatives and related disclosures in its quarterly report to the Board. For more information on Zebra’s climate and resource conservation targets and how we meet those targets, please read our new Sustainability Report available at http://www.zebra.com under “Corporate Social Responsibility”.

●	Climate
o	We are pursuing clean energy sourcing projects and energy reduction initiatives in our operations, while collaborating with suppliers and customers to reduce carbon emissions throughout our value chain. A great example of this was our implementation of hydrogen fuel cells at our Holtsville, New York facility this year – a major milestone in our climate goals.
o	We partner with the U.S. Department of Energy’s (“DOE”) Better Climate Initiative for technical assistance on SBT (Science Based Targets), climate risk scenario analysis, and new technology adoption.
o	Zebra also partners with the U.S. EPA SmartWay Transport Partnership to benchmark and drive best practices in transportation-related emissions.

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Corporate Governance

o	This year we forged a new partnership with the Ellen MacArthur Foundation to evaluate opportunities to advance circular economy initiatives.
●	Resource Conservation
o	Zebra limits its in-house manufacturing to supplies and consumables and we use Lean Six Sigma tools to jointly develop manufacturing processes with our suppliers that reduce waste and cut cost.
o	We have initiatives to address landfill reduction, sustainable products and packaging, as well as to evolve our circular economy offerings with certified refurbished products for reuse and rental. Our holistic approach led to the industry’s first compostable home office print cartridges made from potato starch.

Supplier Impact

We are a member of the Responsible Business Alliance. We deploy responsible sourcing management programs related to supplier engagement, awareness and training, human capital, and conflict minerals. Zebra performs onsite audits of our Tier I manufacturers regularly and engages strategic Tier II component suppliers through third-party validated assessments (EcoVadis). Zebra conducts regular management reviews with suppliers to monitor performance of its responsible sourcing management programs. Zebra was recognized by CDP as a top supplier engagement leader on climate change in 2023. For more information on Zebra’s sustainability work with its Suppliers, please read our Sustainability Report available at http://www.zebra.com under “Corporate Social Responsibility”.

Stock Ownership Guidelines

In May 2021, we updated our Stock Ownership Guidelines to increase the Chief Executive Officer’s multiple of pay requirement from 5x to 6x annual base salary, to remove the number of shares requirement so that stock ownership is measured as a multiple of pay, and to account for Executive Officer title changes. Zebra’s Stock Ownership Guidelines for Executive Officers and non-employee directors impose the following stock ownership requirements:

Covered Participant	Multiple of Pay
Chief Executive Officer	6x annual base salary
Executive Vice President Executive Officers	4x annual base salary
Section 16 Officers	3x annual base salary
Senior Vice President Executive Officers	1x annual base salary
Non-Employee Directors	5x annual board cash retainer

Non-employee directors and covered Executives have five years after becoming subject to the Stock Ownership Guidelines to satisfy the applicable threshold ownership level. Until that ownership requirement is attained, non-employee directors and covered Executives must retain 50% of their after-tax shares acquired upon exercise or vesting of an equity award. The Stock Ownership Guidelines are available on our website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

In February 2024, the Compensation and Culture Committee reviewed compliance with the Stock Ownership Guidelines as of December 31, 2023 for all non-employee directors and Executive Officers. Except for Satish Dhanasekaran (who became a director in May 2023), Richard Hudson (who became an executive officer in November 2023), and Tamara Froese (who became an executive officer in November 2022), each of Zebra’s Executive Officers and non-employee directors satisfied the applicable stock ownership level.

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Corporate Governance

Related Party Transactions

The Related Party Transactions Policy applies to any transaction where Zebra is a participant, the aggregate amount involved may exceed $120,000, and a related party has a direct or indirect material interest. For this purpose, a “related party” is any director, executive officer, any beneficial owners of five percent or more of Zebra’s voting securities, and their immediate family members, as well as entities in which a related party is a partner or has a 5% or greater beneficial interest. Zebra’s Related Party Transactions Policy is posted on http://www.zebra.com under “Investors-Governance-Governance Documents.”

Our Chief Legal Officer, General Counsel & Corporate Secretary and Audit Committee administer the Related Party Transactions Policy. Anyone seeking to engage in a potential related party transaction must provide the Chief Legal Officer, General Counsel & Corporate Secretary with all relevant information concerning the transaction. If the Chief Legal Officer, General Counsel & Corporate Secretary determines that a proposed transaction triggers further review under the Related Party Transactions Policy, the Chief Legal Officer, General Counsel & Corporate Secretary will provide all material information regarding the transaction to the Audit Committee to review and approve, ratify or disapprove. If the Audit Committee determines that the approval or ratification of the transaction should be considered by all of the disinterested members of the Board of Directors, disinterested directors would review the transaction and, if appropriate, approve or ratify it by a majority vote of disinterested directors. The Audit Committee will consider all relevant available facts and circumstances, including:

●	the size of the potential transaction and the amount payable to the related party;
●	the nature of the related party’s interest in the transaction;
●	whether the transaction involves a conflict of interest;
●	whether the transaction was undertaken in the ordinary course of business on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	whether Zebra was notified about the transaction before its commencement, and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to Zebra;
●	the impact on a director’s independence;
●	the availability of sources for comparable products or services;
●	the benefit to Zebra and its stockholders; and
●	any other information regarding the transaction or related party that would be material to investors in light of the circumstances.

Notwithstanding the foregoing, transactions specifically excluded by the Securities and Exchange Commission’s related person transaction disclosure rule are not considered related party transactions under our Related Party Transactions Policy. However, such transactions may require approval under other applicable policies.

At the end of each fiscal quarter, we conduct a related party survey that requires each director and executive officer to identify (i) all related parties, which includes family members and entities in which such director, executive officer or any family member has an ownership interest or for which such director, executive officer or any family member serves as a director or officer, and (ii) any transactions between Zebra and such related parties. Zebra has not been a participant in a transaction in fiscal 2023 in which any related party of Zebra had or will have a direct or indirect material interest, as contemplated by Item 404(a) of Regulation S-K.

Compliance Reporting

Zebra maintains a compliance hotline and website to provide a confidential means for employees or other interested individuals to communicate concerns to management or the Board of Directors, including concerns regarding accounting, internal controls or audit matters and compliance with laws, regulations, Company policies or the Code of Conduct. Our Chief Compliance Officer reports regularly to the Audit Committee on our Compliance and Ethics Program, including information about the communications received via the compliance hotline and website.

Communications with the Board

Any stockholder who would like to contact our Board of Directors may do so by writing to our Chief Legal Officer, General Counsel & Corporate Secretary at Three Overlook Point, Lincolnshire, Illinois 60069. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

28	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

Zebra’s Board of Directors currently consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the ninth director is the Board’s Executive Chair Anders Gustafsson and the tenth director is Zebra’s Chief Executive Officer William J. Burns. Mr. Richard L. Keyser, whose term expires on the date of the 2024 Annual Meeting, is not standing for re-election at the 2024 Annual Meeting. Mr. Keyser has served as a Zebra director for 16 years. The Board thanks Mr. Keyser and is grateful for his service to Zebra. After a review of a range of qualified candidates based on the criteria outlined under Selecting Nominees for the Board on page 16, and upon the recommendation of the Nomination and Governance Committee, the Board nominated Mr. Kenneth B. Miller to stand for election to the Board at the Annual Meeting as a Class I director. Mr. Miller was initially identified as a director candidate by a third-party search firm. In addition to electing the new director nominee, Mr. Miller as a Class I director, we are asking stockholders to re-elect our two Class I directors, Satish Dhanasekaran and Ross Manire, whose terms expire at the 2024 Annual Meeting.

Our Board is divided into three classes with staggered three-year terms. Every year we elect one class. We are asking stockholders to re-elect our two Class I directors, whose term expires this year, and elect a new Class I director nominee. If elected, Satish Dhanasekaran, Ross Manire, and Kenneth Miller will serve for a three-year term expiring at the 2027 Annual Meeting and until their successors are elected and qualified.

All of the nominees have consented to stand for election and to serve if elected. However, if at the time of the Annual Meeting any nominee is unable or declines to serve, the individuals named in this Proxy Statement will, at the direction of the Board, either vote for the substitute nominee or nominees recommended by the Board, or vote to allow the vacancy to remain open until filled by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF SATISH DHANASEKARAN, ROSS MANIRE, AND KENNETH MILLER TO SERVE AS CLASS I DIRECTORS OF ZEBRA.

The following sets forth information regarding the qualifications and biographical information of nominees for Class I directors and the continuing directors.

Zebra Technologies Corporation I 2024 Proxy Statement	29

Proposal 1 Election of Directors

Board Composition

Zebra’s Board is composed of ten highly qualified directors whose experience, skillsets and tenure complement those of fellow Board members to create a balanced Board with diverse viewpoints and deep expertise. In addition to the personal characteristics that the Nominating and Governance Committee believes are necessary for all directors, which are described in Selecting Nominees for the Board on page 16, the below Director Skills matrix highlights certain skillsets of our director nominees and continuing directors that the Nominating and Governance Committee believes are necessary for the Board to adequately perform its oversight functions. The director nominees and continuing directors have a variety of skills developed through a wide range of direct or managerial experiences and company board service. The Nominating and Governance Committee does not assign specific weights to any of these skillsets, nor does the Director Skills matrix reflect all of the attributes possessed by any one director or the Board as a whole.

Accounting and Financial Reporting: Leadership of a financial firm or management of the finance or accounting function of an enterprise; or executive officer level experience in financial management, reporting or financial planning and analysis processes.

Marketing and Sales: Experience in business-to-business and business-to-government marketing and sales, multiple go-to-market models, distributive channel programs, services and/or business development.

Cybersecurity: Experience overseeing cybersecurity programs risk, including, incident response plans and information security and data-privacy protections or; proficiency in cybersecurity risks and risk-mitigation.

Strategic Planning and Business Transformation: Experience in developing and executing strategic plans to encourage innovation and growth or overseeing the development and implementation of strategic priorities and business transformation.

International Business: Experience as a current or former director, partner or senior officer of a business with substantial global operations.	Mergers and Acquisitions: Experience evaluating and executing strategic transactions and acquisition integrations.
Senior Leadership: Experience as a current or former CEO, president, C-Suite Officer, or current or former director, partner or executive officer of a complex business or business unit.	Technology and Innovation: Experience in product, software and solution development, disruptive innovation, research and development, technology trends, or new business models.
Public Company Board and Corporate Governance: Experience as a current or former director or knowledge of relevant corporate governance issues and policies.	Risk Management: Experience in evaluating, assessing and overseeing risk or compliance processes and procedures.

	BURNS	CONNLY	CONNORS	DHANASEKARAN	GUSTAFSSON	MANIRE	MILLER	MODRUSON	ROBERTS	SMITH
Accounting and Financial Reporting	•		•		•	•	•		•	•
Senior Leadership	•	•	•	•	•	•	•	•	•	•
International Business	•	•	•	•	•	•	•	•	•	•
Mergers and Acquisitions	•	•	•	•	•	•	•	•	•	•
Public Company and Corporate Governance	•	•	•	•	•	•	•	•	•	•
Technology and Innovation	•	•		•	•	•	•	•	•
Cybersecurity			•		•	•		•		•
Marketing and Sales	•	•		•	•	•			•
Strategic Planning and Business Transformation	•	•	•	•	•	•	•	•	•	•
Risk Management			•		•	•	•	•	•	•

30	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

Board Diversity (as of March 29, 2024)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
	3	7	0	0
Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Board Diversity (as of March 31, 2023)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
	3	7	0	0
Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Zebra Technologies Corporation I 2024 Proxy Statement	31

Proposal 1 Election of Directors

Biographical Information of Zebra’s Director Nominees and Continuing Directors

The following biographical descriptions set forth certain background information about our director nominees and continuing directors, including specific professional experience and individual qualifications that led to the conclusion by our Board that such person should serve as a director of Zebra.

Nominees for Director

Class I Director (Term Expires 2024) 2023 51 ●
SATISH DHANASEKARAN
Independent Class I Director (Term Expires 2024) Director since: 2023 Age: 51 Committees: ● Compensation and Culture

Professional Highlights

Mr. Dhanasekaran currently serves as President and Chief Executive Officer of Keysight Technologies (NYSE: KEYS) since May 2022. Keysight is a leading technology company that delivers advanced design, validation, and test solutions. Since joining Agilent in 2006, Keysight’s predecessor company, he has held multiple leadership roles that have helped shape the company’s strategy. Previously, he served as Keysight’s Senior Vice President and Chief Operating Officer responsible for market and technology research as well as the development of new technologies and solutions. Before that, he led Keysight’s Communications Solutions Group, a multi-billion dollar global business that serves the communications ecosystem and aerospace defense industry. In that role, Mr. Dhanasekaran and his team established Keysight’s leadership in 5G and made significant contributions to accelerate technology adoptions in other critical areas, including 400G, quantum, and electromagnetic spectrum operations. Satish has also played an instrumental role in the integration of acquired businesses, which have accelerated Keysight’s transition to a software centric company. Mr. Dhanasekaran has a Master of Science in Electrical Engineering from Florida State University and a Bachelor of Engineering degree from Coimbatore Institute of Technology.

Mr. Dhanasekaran is passionate about advancing technology adoption rapidly through active industry body participation. He sponsors Keysight’s participation on the United States Federal Communications Commission Technological Advisory Committee, is a member of the NextG Alliance, and participates in other industry standards bodies and consortiums.

Director Qualifications

Mr. Dhanasekaran has decades of experience in communications technology and electronic design and test industries and provides value to our Board by being a strategic thinker with an affinity for innovation. The Board benefits from his proven experience transforming organizations to “outside in” industry design through active participation in industry consortiums and engagement with in-house technology teams. In addition, Mr. Dhanasekaran has gained experience in leading and developing innovative culture and attracting and retaining technology talent, mergers and acquisitions, integration, as well as international business while serving as an executive and in other leadership roles.

32	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

ROSS W. MANIRE
Independent Class I Director (Term Expires 2024) Director since: 2003 Age: 72 Committees: ● Audit (Chair) (Financial Expert) ● Nominating and Governance

Professional Highlights

Mr. Manire founded ExteNet Systems, Inc., a wireless networking company, and served as its President and Chief Executive Officer from 2002 until 2018. He was President of the Enclosure Systems Division of Flextronics International, Ltd., an electronics contract manufacturer, from 2000 to 2002, and President and Chief Executive Officer of Chatham Technologies, Inc., an electronic packaging systems manufacturer that merged with Flextronics, in 2000. Prior to joining Chatham Technologies, Mr. Manire was Senior Vice President of the Carrier Systems Business Unit of 3Com Corporation, a provider of networking equipment and solutions. He served in various executive positions with U.S. Robotics from 1991 to 1997, including Chief Financial Officer, Senior Vice President of Operations, and Senior Vice President of the Network Systems Division prior to its 1997 merger with 3Com. From 1989 to 1991, Mr. Manire was a partner in Ridge Capital, a private investment company. He began his professional career at Ernst & Young, LLP, and served as a partner in the Entrepreneurial Services Group from 1985 to 1989.

Mr. Manire is currently a member of the board of directors of The Andersons, Inc. (Nasdaq: ANDE), a diversified business with interests in agribusiness where he is a member of the Audit Committee and the Chair of the Compensation & Leadership Development Committee. Mr. Manire is also an operating partner at Columbia Capital, the Chairman of Vivacity LLC and is on the board of directors of Hellen Systems and Quicket Solutions, Inc.

Director Qualifications

Mr. Manire brings over 30 years of business management, finance and leadership to the Board. His extensive background and experience as an executive officer and as a public company board member provide him with a vast skill set including experience in mergers and acquisitions, international business, marketing and sales, technology and innovation, cybersecurity risk management, as well as corporate governance. Mr. Manire’s robust financial and accounting experience facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, his outsourced manufacturing experience provides him with important expertise with respect to Zebra’s use of contract manufacturers. The Board benefits from Mr. Manire’s telecommunications industry experience and his appreciation for the challenges facing the Company’s operations due to his broad business, operational, accounting and financial knowledge and experience.

Zebra Technologies Corporation I 2024 Proxy Statement	33

Proposal 1 Election of Directors

KENNETH B. MILLER
Independent Class I Director Age: 53

Professional Highlights

Mr. Miller has served as Executive Vice President and Chief Financial Officer of Juniper Networks (NYSE: JNPR) since 2016. Juniper is a global leader in AI Networking, Cloud, and Connected Security Solutions. Since joining Juniper in 1999, he has been instrumental in scaling the company’s accounting and finance teams from a ‘start-up’ model to supporting a multi-billion-dollar business. Throughout his career with Juniper, Mr. Miller has gained deep experience through multiple roles, including Accounting, Corporate Financial Planning and Analysis, Business Unit Finance and Go-to-Market Finance. Since taking the role of Chief Financial Officer, Mr. Miller has been integral in leading Juniper through a successful transformation, with a focus on returning the company to sustainable growth and driving software monetization. Mr. Miller is also a member of Juniper’s Executive Committee addressing Enterprise Risk Management and Cyber Security Risk.

Mr. Miller led the integration of several strategic acquisitions, including Mist Systems, Apstra, and 128T, which helped solidify Juniper’s position as a network technology leader and introduce AI advancements in their product lines. Mr. Miller believes fostering a strong culture anchors successful acquisition integrations.

Prior to his time at Juniper, Mr. Miller worked as an Audit Manager at Ernst & Young. Mr. Miller earned a bachelor’s degree in accounting from Santa Clara University and is a California CPA (inactive). He regularly speaks at the Santa Clara University School of Business, actively participates in CFO Roundtable leadership councils, and was nominated for Bay Area CFO of the Year in 2022.

Director Qualifications

Mr. Miller brings over 30 years of public company financial acumen to the Board. He also brings experience in international business, technology and innovation, mergers and acquisitions and associated integrations, strategic planning, corporate governance, enterprise risk management, and cybersecurity. Mr. Miller’s public company financial acumen, as well as his experience serving as an external auditor, will also bolster the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities.

34	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

Continuing Directors

WILLIAM J. BURNS
Chief Executive Officer Class III Director (Term Expires 2026) Director since: 2023 Age: 56 Committees: ● None

Professional Highlights

Mr. Burns was named Chief Executive Officer, Zebra Technologies, effective March 1, 2023. Bill has more than 30 years of experience in the technology sector and joined Zebra Technologies in 2015. In his prior role as Chief Product & Solutions Officer, he oversaw the strategy, investments, and development of Zebra’s expansive portfolio of products and solutions. During this time, Bill extended Zebra’s market share leadership across its core businesses while entering adjacent and expansion markets, delivered on the company’s Enterprise Asset Intelligence Vision, and strengthened Zebra’s strategic relationships with its customers and partners. Prior to joining Zebra, Bill served as Chief Executive Officer of Embrane, a Silicon Valley-based venture capital backed startup which was acquired by Cisco in April 2015. Prior to joining Embrane, Bill served as Chief Executive Officer of Spirent Communications, a global leader in test and measurement solutions publicly traded on the London Stock Exchange. He also held various executive and sales leadership roles at Tellabs, Inc. Bill has a Master of Business Administration from Temple University, a Bachelor of Science degree in Business Administration from Misericordia University, and an Associates Degree in Engineering from Pennsylvania State University.

Director Qualifications

Mr. Burns has decades of executive experience in Hardware and Software industries serving in various executive and leadership roles. In his prior role as Zebra’s Chief Products & Solutions Officer, Mr. Burns gained meaningful insight into Zebra’s portfolio of products and the markets we serve. In addition, Mr. Burns has extensive management experience in technology innovation, product development, disruptive innovation, new business models and business model extension, and addressing emerging technology trends. Mr. Burns also offers the Board a broad range of skills, including knowledge of public company corporate governance, corporate strategy and planning, international operations, manufacturing, sales and marketing, and mergers and acquisitions.

Zebra Technologies Corporation I 2024 Proxy Statement	35

Proposal 1 Election of Directors

LINDA M. CONNLY
Independent Class III Director (Term Expires 2026) Director since: 2020 Age: 58 Committees: ● Audit

Professional Highlights

Ms. Connly has served since 2020 as an Expert Partner on sales and go-to-market transformation for Bain & Company’s Commercial Excellence practice, a management consultancy that provides advice to public, private and non-profit organizations. Ms. Connly previously served at Bain & Company as a Strategic Advisor on go-to-market transformations and specializing in high velocity sales models from 2018 to 2020. In addition, from 2018 to 2023, Ms. Connly served as Chief Executive Officer of The Connly Advisory Group LLC, a consulting practice she founded that provides services to diagnose sales issues and design go-to-market models. Prior to her current roles, she was Interim Executive Vice President of Rackspace, a managed cloud computing company, where she led transformation for a $1.8 billion managed services business from 2018 to 2019. Prior to that, she held numerous roles at EMC Corporation between 2000 and 2016 including serving as SVP, EMC lead for Global Go-To-Market Integration where she led the 2015 go-to-market integration for Dell Technology and EMC, one of the largest technology mergers in history to date. She continued to serve in leadership roles at Dell Technology after the merger, including SVP, Enterprise Customer Strategy & Advocacy from 2016 to 2017 and SVP, Global Center of Competency, Infrastructure Solutions Group from 2017 to 2018.

Ms. Connly serves as a board member of PortCo/Presidio, a leading North American information technology solutions provider focused on digital infrastructure, business analytics, cloud, security and emerging solutions. Ms. Connly served as an advisor for Wasabi Technologies, a private company providing cloud storage solutions, and as a trustee at Saint Anselm College. In addition, in 2019, Ms. Connly served on the board of Carbonite (Nasdaq: CARB), a cloud-based backup and security SaaS provider, until its acquisition by OpenText that year.

In 2014, Ms. Connly was presented the Boston Chamber of Commerce Pinnacle Award in the category of “Achievement in Management.” In addition, she was also named by VAR Business magazine as one of the “Top 50 Most Powerful Women in Technology” and by CRN (Computer Reseller News) magazine as one of the “Top 100 Unsung Heroes.”

Director Qualifications

Ms. Connly is an operating executive, director and consultant with over 25 years of broad cross-functional experience. The Board benefits from Ms. Connly’s deep expertise in revenue acceleration, sales resource optimization, mergers and acquisition integration, and go-to-market and high velocity sales channels. Ms. Connly also has valuable experience in technology and innovation, as well as experience in overseeing the development and implementation of strategic priorities and business transformation from hardware to software solutions. Ms. Connly’s service as a public board member has also provided her with proficiency in corporate governance. Ms. Connly’s extensive background and experience in the technology industry and go to market strategies will be valuable to Zebra as we expand into new markets and solutions.

36	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

NELDA J. CONNORS
Independent Class II Director (Term Expires 2025) Director since: 2022 Age: 58 Committees: ● Audit (Financial Expert)

Professional Highlights

Ms. Connors is the Founder, Chairwoman and Chief Executive Officer of Pine Grove Holdings, LLC, a woman and minority-owned privately held investment company that acquires lower middle market companies with a high engineering and service component. Prior to founding Pine Grove Holdings, LLC in 2011, Ms. Connors served as President and Chief Executive Officer of Atkore International Inc., formerly the Electrical and Metal Products division of Tyco International, before it became privately held in 2010. Before joining Tyco, she served as Vice President at Eaton Corporation, a global electrical and automotive supplier, where she held several positions in operations, continuous improvement, and general management. In addition, Ms. Connors has held a number of executive and management positions in diversified industrial and automotive end-markets.

Ms. Connors currently serves on the boards of Baker Hughes (NYSE: BKR) where she serves on the Audit and Human Capital and Compensation Committees; Otis Worldwide (NYSE: OTIS) where she serves on the Audit and Compensation Committees; and Boston Scientific (NYSE: BSX) where she serves on the Risk and Executive Compensation & Human Resources Committees. However, Ms. Connors will not stand for re-election at either Baker Hughes’ or Boston Scientific’s 2024 annual meeting of stockholders, as reported separately by each company. Other recent public board positions include serving as a director of BorgWarner (NYSE: BWA) until 2022, Enersys (NYSE: ENS) until 2021, Echo Global Logistics (NASDAQ: ECHO) until 2020, and CNH Industrial (NYSE: CNHI) until 2020. Ms. Connors also currently serves as an independent advisor to Nissan North America, an advisor of Queen’s Gambit Growth Capital, and an advisor to Vibracoustic. Ms. Connors is also a director nominee at Carnival Corporation & PLC (NYSE: CCL).

Ms. Connors has been recognized by Forbes 50 Over 50 for Investment; Savoy Magazine in its Power 300 Most Influential Black Corporate Directors; Black Enterprise Magazine as one of the Top 75 Powerful Women in Business; and one of Chicago United’s Business Leaders of Color.

Director Qualifications

Ms. Connors has over 25 years of valuable technical and operating experience in global manufacturing and diversified industrial companies with highly technical products and services. The Board and Audit Committee benefit from Ms. Connors’ executive leadership skills and experience in the areas of operations and financial management, sales and marketing, quality, mergers and acquisitions, engineering, risk management and business strategy. Ms. Connors’ financial acumen, including her proficiency in financial management and financial reporting processes, as well as experience serving as a member of the audit committee on other public companies’ boards, facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, Ms. Connors’ service as a public board member and as an independent advisor provided her with expertise in corporate governance.

Zebra Technologies Corporation I 2024 Proxy Statement	37

Proposal 1 Election of Directors

ANDERS GUSTAFSSON
Executive Chair Class III Director (Term Expires 2026) Director since: 2007 Age: 63 Committees: ● None

Professional Highlights

Mr. Gustafsson served as Zebra’s Chief Executive Officer and a director from 2007 to March 2023 when he transitioned to his current role as Executive Chair of the Board. Prior to joining Zebra, Mr. Gustafsson served as Chief Executive Officer of Spirent Communications plc, a publicly-traded telecommunications company, from 2004 until 2007. At Spirent, he redirected that Company’s growth strategy, divested non-core operations, integrated historic acquisitions and streamlined the organization to realize significant cost savings. From 2000 until 2004, he was Senior Executive Vice President, Global Business Operations, of Tellabs, Inc., a communications networking company. Mr. Gustafsson held other executive roles at Tellabs along with executive positions at Motorola, Inc. earlier in his career.

Mr. Gustafsson serves on the board of directors of NetApp (NASDAQ: NTAP), a global, cloud-led, data-centric software company where he serves on the Compensation Committee, and International Paper Company (NYSE: IP), a leading global producer of renewable fiber-based packaging, pulp and paper products, where he is Chair of the Audit and Finance Committee and serves on the Executive Committee and the Public Policy and Environment Committee. Previously, Mr. Gustafsson was a member of the board of directors of Dycom Industries Inc. (NYSE: DY), a company that provides construction and specialty services to the telecommunication industry. He also serves as a trustee of the Shedd Aquarium and is a member of the Civic Committee of the Commercial Club of Chicago.

Director Qualifications

Mr. Gustafsson has extensive executive-level experience, bringing to the Board a broad range of skills, including knowledge of leadership of complex organizations, corporate strategy and planning, financial controls and accounting, corporate finance, international operations, manufacturing, sales and marketing and mergers and acquisitions. In addition, Mr. Gustafsson has gained meaningful experience in technology and innovation, including product development, disruptive innovation, new business models, cybersecurity, and technology trends. While serving as a director on public company boards, Mr. Gustafsson has gained proficiency in risk management and compliance oversight, corporate governance as well as environmental, sustainability and public policy. The Board benefits from Mr. Gustafsson’s deep knowledge of Zebra’s business and industry.

38	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

FRANK B. MODRUSON
Independent Class II Director (Term Expires 2025) Director since: 2014 Age: 64 Committees: ● Audit ● Nominating and Governance

Professional Highlights

Mr. Modruson has served as President of Modruson & Associates, LLC, a management consulting firm, since 2015. Mr. Modruson served from 2003 to 2014 as the Chief Information Officer at Accenture, a global leader in strategy, consulting, digital, technology and operations. As CIO, he was responsible for the information technology strategy, applications and infrastructure supporting 281,000 employees. He also chaired Accenture’s Information Technology Steering Committee and was a member of the Accenture Operating Committee and Global Leadership Council. Prior to becoming CIO, Mr. Modruson held other roles at Accenture, including Partner, for 15 years.

Mr. Modruson currently serves on the board of directors of Hy Cite Enterprises, LLC. He is also a volunteer firefighter and serves on the board of directors of the Lyric Opera of Chicago. Most recently, Mr. Modruson served on the board of directors of First Midwest Bancorp, Inc. (Nasdaq: FMBI) until the company was acquired in February 2022. Mr. Modruson also served on the boards of directors of Landauer Corporation (NYSE: LRD) and Forsythe Technology, Inc., both of which were acquired in 2017, as well as Taleris, a joint venture between Accenture and GE Aviation.

In 2010, Mr. Modruson was elected to CIO Magazine’s CIO Hall of Fame. In addition, InfoWorld has named him to its list of Top 25 CTOs, and ComputerWorld has named him one of its Premier 100 CTOs.

Director Qualifications

Mr. Modruson’s technology, strategy and consulting background has provided him with proficiency in cybersecurity and risk-mitigation practices as well as expertise in technology and innovation. The Board benefits from Mr. Modruson’s extensive experience transforming information technology into an asset for Accenture. While serving as an executive, as a public company board member, and in other leadership roles, Mr. Modruson gained significant experience in mergers and acquisitions, business transformation, international business, risk management and corporate governance as well as operations. Mr. Modruson’s technology business transformation expertise will be indispensable as Zebra looks to expand and move into new markets.

Zebra Technologies Corporation I 2024 Proxy Statement	39

Proposal 1 Election of Directors

JANICE M. ROBERTS
Independent Class III Director (Term Expires 2026) Director since: 2013 Age: 68 Committees: ● Compensation and Culture

Professional Highlights

Ms. Roberts is an experienced global technology executive and venture capitalist based in Silicon Valley, where her board experience spans public, private and nonprofit organizations. Ms. Roberts has served as a Partner/Advisory Partner at Benhamou Global Ventures (BGV) since 2014; an early stage global investor in companies that lead the digital transformation of enterprises. From 2000 to 2013, Ms. Roberts served as Managing Director of Mayfield Fund, investing in wireless, mobile, enterprise and consumer technology companies. Following the acquisition of BICC Data Networks Ltd, where she was Managing Director, from 1992 to 2000, Ms. Roberts was employed by 3Com Corporation (which was later acquired by Hewlett Packard), where she held various executive positions, including Senior Vice President of Global Marketing and Business Development, President of 3Com Ventures, and President of the Palm Computing Business Unit.

Ms. Roberts currently serves on the boards of NETGEAR, Inc. (Nasdaq: NTGR), where she serves on the Audit, Compensation and Subscription Software Strategy Committees, Totango Inc., Uneeq Ltd., and MinervaCQ (Bourbaki Intelligent Systems Inc.). Until May 2022, she served as Lead Independent Director and Chair of the Compensation Committee at Zynga Inc. (Nasdaq: ZNGA). Other recent public board positions include serving as a director of RealNetworks, Inc. (Nasdaq: RNWK) for nearly 10 years, until 2020, and ARM Holdings Plc until its acquisition by the SoftBank Group in 2016. Ms. Roberts is also an advisor to the board of GBx Global.org, a technology community connecting British entrepreneurs to the San Francisco Bay Area after serving as Director and Co-Chair. She serves on the advisory boards of Illuminate Ventures and VividQ Ltd and as a member of the Board of Trustees of the Good Samaritan Hospital (HCA Healthcare) San Jose, CA. Ms. Roberts was a Board Director and President of the Ronald McDonald House at Stanford from 2011 to 2017.

Director Qualifications

Ms. Roberts has almost four decades of global technology operating and venture capital experience, including over 30 years in Silicon Valley. She has held executive roles in Europe and the US, including marketing, sales, business development, mergers, acquisitions and general management, all with global responsibilities. Ms. Roberts is entrepreneurial, product and customer-centric with expertise across multiple product areas and sectors including networking, communications and mobile solutions, software, services, semiconductors and applications, spanning enterprise, small business, service providers and consumer markets. She has a proven track record of success, leadership, execution and innovation in diverse organizations, environments, industries and cultures. Ms. Roberts currently balances a diverse board portfolio of technology growth companies with early stage investing in innovative new businesses. This is particularly relevant to Zebra as it continues to transition to more digital, software and service and intelligent automation business opportunities. Ms. Roberts also has considerable board governance experience and capabilities with public, private and non-profit organizations in North America, Europe and Asia, especially relating to compensation (developing significant new executive programs), and most recently leading special litigation work and diversity and inclusion initiatives. She has worked across all committees in her career, having served as chair of the compensation committee, lead independent director and on audit, compensation and strategy committees.

40	Zebra Technologies Corporation I 2024 Proxy Statement

Proposal 1 Election of Directors

MICHAEL A. SMITH
Lead Independent Director Independent Class II Director (Term Expires 2025) Director since: 1991 Age: 69 Committees: ● Audit (until April 22, 2022) ● Compensation and Culture ● Nominating and Governance (Chair)

Professional Highlights

Mr. Smith served as Chairman of Zebra from 2007 to March of 2023 and is now serving as the Company’s Lead Independent Director. Since 2000, he has served as Chairman and Chief Executive Officer of FireVision LLC, a private investment company he founded. Previously, Mr. Smith served in various senior investment banking and mergers and acquisitions roles at NationsBanc Montgomery Securities and its successor entity, Banc of America Securities, LLC, BancAmerica Robertson Stephens, BA Partners, and its predecessor entity, Continental Partners Group, and Bear Stearns.

Mr. Smith is a member of the Board of Directors of SRAM International Corp., a global designer, manufacturer and marketer of premium bicycle components. Mr. Smith is a Board Leadership Fellow of the National Association of Corporate Directors and is also NACD Directorship Certified™, which is a tangible assessment of a director’s understanding of knowledge essential to effective corporate governance along with a commitment to continuing education. Mr. Smith recently obtained his CERT certification from Carnegie Mellon’s Software Engineering Institute in Cybersecurity Oversight, thereby bolstering his knowledge of cyber oversight and governance.

Director Qualifications

The Board and the Committees on which Mr. Smith serves benefit from his decades of industry experience, his skills in financial services, including his proficiency in complex financial management, capital allocation and financial reporting processes, as well as his substantial knowledge of Zebra. Mr. Smith’s extensive background, including his experience as Chairman and Chief Executive Officer of FireVision LLC and service on other companies’ boards provided Mr. Smith with experience in overseeing the development and implementation of strategic priorities and business transformations, mergers and acquisitions, international business experience, cybersecurity risk management, as well as risk management and compliance oversight. Additionally, the Board, Nominating and Governance Committee and Compensation and Culture Committee benefit from Mr. Smith’s substantial corporate governance and executive compensation experience, including his recently obtained CERT certification from Carnegie Mellon’s Software Engineering Institute in Cybersecurity Oversight, experience overseeing development plans for CEO and senior management, CEO performance evaluations, and CEO succession, conducting board and committee effectiveness assessments, reviewing board and committee composition and leadership, leading board transformation and refreshment, achieving NACD Directorship Certification, and engaging with investors.

Zebra Technologies Corporation I 2024 Proxy Statement	41

Committees of the Board

Our business is managed under the direction of our Board of Directors, which is kept advised of Zebra’s business through regular and special meetings of the Board and its committees, written reports and analyses, and discussions with the Chief Executive Officer and other employees.

Our Board has three standing committees — the Audit Committee, the Compensation and Culture Committee and the Nominating and Governance Committee — each of which is composed entirely of independent directors. Each of the standing committees operate pursuant to a written charter, which sets forth the committee’s authority, duties and responsibilities. The committees periodically review the adequacy of their respective charters, all of which are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

The Audit Committee, Compensation and Culture Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, as further described below. Further, the Board oversees risks and opportunities in connection with Zebra’s sustainability initiatives (including climate and human capital related matters) and related disclosures as further discussed in the Sustainability section on page 25.

Audit Committee Members: Ross W. Manire (Chair) Linda M. Connly Nelda J. Connors Frank B. Modruson Meetings in 2023: 7

The Audit Committee assists the Board in fulfilling its oversight functions with respect to matters involving financial reporting, independent and internal audit processes, disclosure controls and procedures, internal control over accounting and financial reporting, related-party transactions, risk management, and Zebra’s compliance with legal and regulatory requirements. In particular, the Audit Committee is responsible for:

●
overseeing the integrity of Zebra’s financial statements and internal controls over financial reporting;
●
overseeing the implementation of new accounting standards and any material changes in the accounting principles or practices used in preparing our financial statements;
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appointing, retaining, compensating, evaluating, terminating, when appropriate, and reviewing the independence of our independent auditor;
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approving all auditing services and permitted non-audit services to be provided to Zebra by our independent auditor;
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reviewing and discussing with management and the independent auditor Zebra’s annual and quarterly financial statements;
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communicating with the independent auditor on matters related to the conduct of the audit and on critical audit matters;
●
overseeing our internal audit function;
●
overseeing, and with management’s recommendations establishing, procedures for (i) the confidential, anonymous receipt, retention and treatment of complaints received by Zebra regarding accounting, internal accounting or financial controls, or auditing matters, and (ii) the confidential, anonymous submission by Zebra employees of concerns regarding questionable accounting, financial or auditing matters;
●
establishing Zebra’s Compliance Committee, and reviewing our Compliance & Ethics Program, including Zebra’s Code of Conduct;
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reviewing and evaluating Zebra’s cybersecurity, disaster recovery and business continuity programs;
●
reviewing and approving related party transactions and conflicts of interest questions between Board members or senior management and Zebra; and
●
discussing policies and procedures with respect to risk assessment and risk management.

The Audit Committee has the authority to engage outside legal, accounting or other advisors.

Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq listing rules and rules of the Securities and Exchange Commission, and that Ms. Connors and Mr. Manire are “audit committee financial experts” as defined under Securities and Exchange Commission regulations. In addition, as required by Nasdaq listing rules, no member of the Audit Committee has participated in the preparation of financial statements of Zebra or any current subsidiary of Zebra within the past three years. Ms. Connors has attained “financial sophistication” due to her background as a Chief Executive Officer. Mr. Manire has attained “financial sophistication” due to his background as a Chief Executive Officer and Chief Financial Officer.

42	Zebra Technologies Corporation I 2024 Proxy Statement

Committees of the Board

Compensation and Culture Committee Members: Richard L. Keyser (Chair – Not Standing for Re-election) Satish Dhanasekaran Janice M. Roberts (Expected Chair 2024) Michael A. Smith Meetings in 2023: 6

The Compensation and Culture Committee assists the Board with its responsibilities regarding the compensation of our Executive Officers and non-employee directors by:

●
generally overseeing Zebra’s compensation and benefit programs and overall compensation governance;
●
reviewing our total compensation philosophy, and Zebra’s implementation of that philosophy, annually to ensure the components align with Zebra’s strategic objectives;
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reviewing and discussing with management the Compensation Discussion and Analysis;
●
overseeing the administration of Zebra’s short-term and long-term compensation plans as well as benefits;
●
establishing and reviewing policies and procedures for the grant of equity-based awards under Zebra’s compensation plans;
●
overseeing Zebra’s Clawback Policy;
●
determining (or with respect to the Chief Executive Officer, recommending to the Board) the total compensation and terms of employment for Executive Officers, including establishing performance objectives for the Chief Executive Officer;
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approving Zebra’s peer group for market-competitive compensation purposes;
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overseeing Zebra’s Stock Ownership Guidelines for the non-employee directors and Executive Officers;
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overseeing Zebra’s performance management and talent management processes;
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overseeing Zebra’s strategies, policies and procedures relating to diversity and inclusion, as well as employee engagement;
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recommending to the Board the compensation of non-employee directors;
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seeking the counsel of an independent compensation consultant and other advisors as needed; and
●
using a sound corporate governance approach that balances an appropriate level of risk tolerance with a total compensation philosophy.

WTW served as the Compensation and Culture Committee’s independent executive compensation consultant in 2023. The role of WTW in determining executive compensation is described below under Compensation Discussion and Analysis — Overview of Our Executive Compensation Program, beginning on page 49.

Nominating and Governance Committee Members: Michael A. Smith (Chair) Richard L. Keyser Ross W. Manire Frank B. Modruson Meetings in 2023: 5

The Nominating and Governance Committee assists the Board with its responsibilities regarding the Company’s corporate governance practices, Board and committee composition as well as Board performance and refreshment by:

●
overseeing, and advising the Board on, matters of corporate governance, including reviewing and recommending to the Board, where appropriate, revisions to Zebra’s corporate governance practices and policies;
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reviewing and recommending to the Board the independence of our non-employee directors;
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overseeing the self-evaluations of the Board and the committees of the Board, and monitoring the self-evaluations of the individual directors, which are coordinated by the chair of the Board;
●
making recommendations to the Board regarding size, members, chairs and functions of the committees of the Board;
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identifying individuals qualified to serve on the Board and recommending director nominees for election and re-election;
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establishing criteria for Board membership, taking into consideration Zebra’s strategic objectives and needs;
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assisting the Board in overseeing engagement efforts with stockholders; and
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overseeing the onboarding of new directors and continuing director education.

The Nominating and Governance Committee has the authority to retain a search firm to identify director candidates and to engage outside legal counsel or other advisors as needed.

Zebra Technologies Corporation I 2024 Proxy Statement	43

Director Compensation

Zebra’s director compensation program is designed to attract and retain highly qualified non-employee directors. The annual compensation for our non-employee directors consists of both cash to compensate directors for their services on the Board of Directors and its committees, and equity to align the interests of our directors with those of our stockholders. Decisions regarding our non-employee director compensation are approved by the full Board based on the recommendations of the Compensation and Culture Committee. In making such recommendation, the Compensation and Culture Committee takes into consideration market data and whether such recommendation aligns with the interests of our stockholders. The Compensation and Culture Committee annually reviews non-employee director compensation with WTW, our independent compensation consultant.

In November 2022, the Compensation and Culture Committee reviewed market data on both non-employee director compensation and the financial performance of the peer group as well as general industry data and high-tech industry data for companies similar to Zebra. (For more information on the peer group, see Compensation Discussion and Analysis — Our Compensation Approach, beginning on page 61). In addition, the Compensation and Culture Committee reviewed data on the cash compensation awarded to the chairs and members of the Board’s standing committees. Using this data, the Compensation and Culture Committee determined that the 2023 total mix of compensation for the non-employee directors was generally aligned with the peer group and high-tech market medians. Therefore, the Compensation and Culture Committee recommended to the Board and the Board decided to keep our non-employee director compensation the same for 2023.

Elements of Director Compensation

Our non-employee director compensation for 2023 was awarded with a combination of cash and equity, as shown below.

Annual cash retainer	● $90,000 for all non-employee directors
Annual cash retainer for the Lead Independent Director	● $190,000
Annual equity retainer	● Target grant date fair value of $220,000 for all non-employee directors ● Awarded in the form of fully-vested common stock
Annual cash retainer for committee chairs	● $30,000 for the Compensation and Culture Committee chair ● $30,000 for the Audit Committee Chair ● $15,000 for the Nominating and Governance Committee chair
Annual cash retainer for non-chair committee members	● $15,000 for each Compensation and Culture Committee member ● $15,000 for each Audit Committee member ● $10,000 for each Nominating and Governance Committee member
Additional meeting fees
●
$2,000 for each in-person Board meeting in excess of five in-person Board meetings per year
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$1,000 for each special Board meeting in excess of two special Board meetings per year
●
$1,500 for the chair and $1,000 for other committee members for each in-person committee meeting in excess of five in-person committee meetings per year, with no additional fee for special committee meetings

Non-employee directors may participate in our non-qualified deferred compensation plan and our group medical and dental plans, and they are reimbursed for expenses incurred in attending Board and committee meetings. Mr. Gustafsson and Mr. Burns do not receive additional compensation for their service as directors.

44	Zebra Technologies Corporation I 2024 Proxy Statement

Director Compensation

2023 Non-Employee Director Compensation

In May 2023, the Compensation and Culture Committee approved annual equity grants for each of the eight non-employee directors. These awards had a target value of $220,000 but were awarded in the form of 830 shares of fully-vested common stock for each non-employee director with an actual value of $220,182.40.

The following table provides information regarding the compensation of our non-employee directors for 2023.

	Fees Earned or	Stock	All Other
Name	Paid in Cash ($)(1)	Awards ($)(2)	Compensation ($)	Total ($)
Linda M. Connly	106,000	220,182	—	326,182
Nelda J. Connors	106,000	220,182	—	326,182
Chirantan Desai(3)	52,500	220,182	—	272,682
Satish Dhanasekaran(3)	27,250	220,182	—	247,432
Richard L. Keyser	131,000	220,182	—	351,182
Ross W. Manire	131,000	220,182	—	351,182
Frank B. Modruson	116,000	220,182	—	336,182
Janice M. Roberts	106,000	220,182	—	326,182
Michael A. Smith	221,000	220,182	—	441,182

(1)	There was an administrative error that led to each of our Non-Employee Directors (other than Mr. Desai who was not a director at the time) being paid $1,000 in connection with an additional meeting fee in December 2023. The amounts in the Non-Employee Director Compensation table are inclusive of this administrative error.
(2)	The amounts in the table represent the aggregate grant date fair value for these awards computed in accordance with Financial Accounting Standards Codification 718, Compensation — Stock Compensation. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2023, for a discussion of assumptions made in calculating the grant date fair value of these awards.
(3)	On May 11, 2023, Chirantan “CJ” Desai stepped down from Zebra’s Board of Directors. That same day, Satish Dhanasekaran was appointed to Mr. Desai’s seat and served the remainder of Mr. Desai’s term in 2023. Mr. Desai and Mr. Dhanasekaran each received a prorated portion of the Fees for the period they served in 2023. Both Mr. Desai and Mr. Dhanasekaran received their entire equity grant for the 2023 period. Mr. Dhanasekaran deferred $26,250 of his compensation as non-qualified deferred compensation.

Zebra Technologies Corporation I 2024 Proxy Statement	45

Compensation and Culture Committee Report

The Compensation and Culture Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on that review and discussion, the Compensation and Culture Committee has recommended to Zebra’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2023.

Chirantan “CJ” Desai Janice M. Roberts Michael A. Smith
Compensation and Culture Committee Richard L. Keyser, Chair Satish Dhanasekaran Janice M. Roberts Michael A. Smith

46	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Executive Summary

Our Compensation Discussion and Analysis (“CD&A”) focuses on the following:

Overview of Our Executive Compensation Program			49
Compensation and Governance Practices	49	Say-on-Pay	50
Role of Our Compensation and Culture Committee	50	Role of the Independent Compensation Consultant	51
Compensation Components	51	Pay-for-Performance and At-Risk Compensation	52
CEO Transition	52

Key Executive Compensation Decisions in 2023			53
2023 Base Salaries	53	2023 Annual Cash Incentive Awards	53
2023 Long-Term Equity Incentive Awards	56

Restricted Stock that Vested in 2023			59
Performance-Vested Restricted Stock Granted in 2020	59	Time-Vested Restricted Stock that Vested in 2023	59
Performance-Vested Restricted Stock with Performance Period ending December 31, 2023	60

Our Compensation Approach			61
How We Establish the Peer Group	61	How 2023 Compensation for the Named Executive Officers Compares to the Peer Group	62

Employee Benefits			62

Our Executive Officer Employment Agreements			62

Zebra Technologies Corporation I 2024 Proxy Statement	47

Compensation Discussion and Analysis

2023 Highlights and Performance

2023 Business Highlights

$120 Million	$4.58 Billion	~6,800 Patents
Announced in annualized net expense savings to drive restructuring plans	In Annual Sales and non-GAAP earnings per diluted share of $9.82	Added ~300 patents and patent applications, bringing our portfolio total to ~6,800

Voted #1 Workplace	$519 Million R&D
Amongst several employer accolades in 2023, Zebra was voted #1 in large companies category on Fast Company’s fifth annual list of Best Workplaces for Innovators

We continued to invest in innovation to extend our industry leadership.

Examples of our progress include:

●
Expanded RFID portfolio
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Launched next gen warehouse mobile computer
●
Demonstrated a GenAI open-source model on Zebra devices

2023 Compensation Highlights

●	Our 2023 pay reflected the challenging year that we faced in 2023.
●	Our 2023 Zebra Incentive Plan (“2023 ZIP”), which is our annual cash incentive plan, assessed performance against full year consolidated net sales, adjusted EBITDA and Enterprise Asset Intelligence (“EAI”) Index goals. No individual adjustments were applied in 2023, and financial performance resulted in payments of 18.1% of target for all Named Executive Officers.
●	Performance-vested restricted stock for which the performance period concluded December 31, 2023 were earned at 33.3% of target as a result of net sales growth and adjusted EBITDA margin performance over the 3-year period.
●	Additionally, based on 2023 performance none of the Named Executive Officers received a base salary increase for 2024.

48	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

Compensation Governance Practices

Our Compensation and Culture Committee believes that the current structure of our compensation program adequately aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract and retain talent, and therefore maintained our overall program structure in 2023.

Zebra’s compensation philosophy includes the following objectives:

●	Provide market competitive programs to attract, retain and motivate top talent needed to successfully execute our business strategy;
●	Provide consistent and fair pay practices while creating an effective link between pay and performance at both the Company and individual level;
●	Align a meaningful percentage of an executive’s compensation with Company performance and strategy, with a balance between short-term and long-term performance;
●	Compensation programs should promote sound governance and reinforce Zebra’s values to attain Company results while managing risks; and
●	Align with long-term stockholder interests through risk and rewards of Zebra equity ownership and robust stock ownership guidelines.

Our Compensation and Culture Committee reviews whether the Company’s compensation governance practices support the Company’s compensation philosophy and are aligned with stockholder interests. Further, as part of our stockholder engagement program, members of our senior management and Board engaged with our stockholders to understand their views on our compensation structure and its alignment with our strategy (see Stockholder Engagement on page 23 for additional information).

As a result of our stockholder engagement program, the Compensation and Culture Committee has added a balance sheet metric to the Long-Term Incentive program (Free Cash Flow Conversion) discussed further on page 56.

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Compensation Discussion and Analysis

WHAT WE DO	WHAT WE DON’T DO
✓ A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned and paid out	✘ We expressly forbid option and stock appreciation rights repricing without stockholder approval
✓ We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	✘ We expressly forbid exchanges of underwater options or stock appreciation rights for cash
✓ We review competitive compensation data and individual performance when determining each Section 16 Officer’s compensation	✘ We do not provide significant perquisites
✓ We have robust Stock Ownership Guidelines for our Section 16 Officers and non-employee directors	✘ We do not guarantee salary increases or non-performance-based bonuses
✓ We require Section 16 Officers and non-employee directors to retain at least 50% of vested equity awards or exercisable stock appreciation rights until Stock Ownership Guidelines are met	✘ We do not offer excise tax gross-ups
✓ We consider, and attempt to mitigate, risk in our compensation program	✘ Our Insider Trading Policy expressly prohibits hedging, pledging and short selling Zebra securities
✓ We use an independent compensation consultant
✓ We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
✓ We conduct an annual talent management review, including succession planning
✓ We have a Clawback Policy and an Accounting Restatement Clawback Policy

Say-on-Pay

Zebra holds an annual stockholder advisory vote on the compensation of our Named Executive Officers. At our 2023 Annual Meeting, the say-on-pay proposal regarding 2022 compensation was approved by 89.4% of the votes cast. Members of management and the Board seek stockholder feedback on compensation related topics to better understand our stockholders’ views of our compensation practices. Generally, feedback from stockholders this year regarding our compensation practices was positive. For more information on our stockholder engagement program, see Stockholder Engagement on page 23.

Our Board, Compensation and Culture Committee and Executive Officers regularly consider changes to our total compensation program to ensure it remains aligned with Zebra’s business strategy and stockholder expectations.

Role of Our Compensation and Culture Committee

The Compensation and Culture Committee consists entirely of independent directors, none of whom have ever been employed by Zebra. As further described above under Committees of the Board on page 42, the Compensation and Culture Committee assists the Board by overseeing Zebra’s compensation and benefit programs, particularly as those programs apply to our Named Executive Officers and non-employee directors. With input from the Chief Executive Officer, the Compensation and Culture Committee makes final decisions regarding all aspects of compensation for our Named Executive Officers other than the Chief Executive Officer. The Compensation and Culture Committee recommends a compensation package and the related performance targets for the Chief Executive Officer for final approval by the independent directors.

50	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Role of the Independent Compensation Consultant

The Compensation and Culture Committee engaged WTW as its independent executive compensation consultant for 2023. In that capacity, WTW provided competitive peer group and executive compensation data, analysis and guidance to help the Compensation and Culture Committee:

●	establish a peer group;
●	use benchmark compensation surveys;
●	set Executive Officer and non-employee director compensation;
●	develop the design of our executive compensation program; and
●	review performance and determine payouts with respect to performance-based awards.

The Compensation and Culture Committee annually assesses WTW’s independence pursuant to relevant Securities and Exchange Commission and Nasdaq rules. To that end, the Compensation and Culture Committee received a letter from WTW addressing WTW’s independence and concluded that no conflict of interest exists that would prevent WTW from providing independent advice.

Compensation Components

Our executive compensation program includes three components: base salary, annual incentive and long-term equity incentive. Each component serves a particular purpose, so each is considered independently, but the three components combined provide a holistic total executive compensation approach. The Compensation and Culture Committee does not follow a pre-established formula to allocate total compensation among the various pay components.

For 2023, the Compensation and Culture Committee determined each Named Executive Officer’s compensation level by reviewing market data for each individual compensation component. Base salary, annual incentive, long-term equity incentive, and total compensation for our Named Executive Officers are compared to market data as further discussed in Our Compensation Approach on page 61. Actual compensation awarded varies based upon the attainment of financial and individual performance goals, as well as each Executive’s position, responsibilities and overall experience. For more information on individual performance goals, see Performance Management Process and Individual Adjustments on page 55. We align pay with performance, paying above target when Zebra surpasses target performance goals or an Executive’s individual performance exceeds expectations.

The following table describes the purpose of each compensation component and how that component is related to our pay-for-performance approach and budget.

Compensation Component	Purpose	How Compensation Component is Aligned with our Pay-For-Performance Approach
Base Salary	To attract and retain Executives by compensating them for the primary functions and responsibilities of the position.	Benchmark to peer group; an Executive’s individual performance and displayed skills and competencies are taken into consideration when determining base salary.
Annual cash incentive awards	To attract, retain, motivate and reward Executives for achieving or surpassing key target performance goals at the Company, business unit and individual level.	Benchmark to peer group; financial and individual performance determines the actual amount of the Executive’s annual cash incentive award.
Long-term equity awards	To attract, retain, motivate and reward top talent to increase stockholder value.	Benchmark to peer group; an Executive’s past performance and contribution to long-term strategy determine the amount of equity granted.

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Compensation Discussion and Analysis

Pay-for-Performance and At-Risk Compensation

Our Executive Officers are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is illustrated in the following charts, which show that target long-term equity compensation accounts for the largest percentage of the Named Executive Officers’ overall compensation for 2023. In addition, a majority of the Named Executive Officers’ compensation — consisting of long-term equity and short-term incentive compensation combined — is performance-based or “at risk.”

CEO Transition

Effective March 1, 2023, Mr. Burns succeeded Mr. Gustafsson as the Company’s CEO, and Mr. Gustafsson transitioned to Executive Chair of the Board. In conjunction with the transition, the Board approved new pay packages for each of Messrs. Burns and Gustafsson to reflect their updated roles and to effectively retain and incentivize them in their new roles.

The Board established Messrs. Burns and Gustafsson’s compensation packages based upon the recommendation of the Compensation and Culture Committee. To formulate these recommendations, the Compensation and Culture Committee consulted with WTW and considered factors similar to those considered when determining compensation for the other Named Executive Officers. Based on the Board’s desire to maintain a higher proportion of the CEO’s compensation being performance based, the Compensation Committee recommended to the Board, and the Board approved the below compensation packages.

Mr. Burns

Upon promotion to CEO, Mr. Burns’ base salary increased to $1,000,000 and his target incentive bonus opportunity was set at 135% of base salary. He was also granted the following equity awards with a grant date fair value equal to $10,000,000:

●	Time-vested RSUs with a grant date fair value equal to $3,000,000 granted March 1, 2023;
●	Performance Shares with a grant date fair value equal to $4,500,000 granted on May 4, 2023 consistent with other executive officer annual equity grant awards; and
●	Promotional grant of Performance Shares with a grant date fair value equal to $2,500,000, granted on May 4, 2023 along with the annual equity grant awards.

Mr. Gustafsson

Upon transition from CEO to Executive Chair on March 1, Mr. Gustafsson’s base salary was reduced to $200,000 and he ceased participation in the 2023 Zebra Incentive Plan as of that date. Additionally, he received a one-time $9,000,000 equity award of time-vested RSUs that vest as of the 2024 Annual Meeting of Stockholders.

52	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Key Executive Compensation Decisions in 2023

To establish the compensation of the Named Executive Officers for 2023, the Compensation and Culture Committee and Mr. Burns (who made recommendations regarding Named Executive Officers other than himself) reviewed competitive compensation data of the peer group, market data from technology industry surveys and broad-based surveys and each Named Executive Officer’s historical compensation.

The 2023 compensation packages for the Named Executive Officers are described below.

2023 Base Salaries

For 2023, based on the market compensation data and our Named Executive Officers’ individual performance and to foster retention during the CEO transition, Mr. Burns recommended increases in the base salaries for the Named Executive Officers effective March 12, 2023, with the exception of Joseph White and Anders Gustafsson. The 2023 salaries for William Burns, Joseph White and Anders Gustafsson were approved by the Compensation and Culture Committee (and Board for Mr. Gustafsson and Mr. Burns) in connection with the CEO transition based on market data for their new respective roles.

Our Named Executive Officers’ annual base salaries appear in the following table:

Named Executive Officer	2022 Salary	2023 Salary	Percentage Increase
William Burns	$667,197	$1,000,000	50%
Anders Gustafsson	$1,200,000	$200,000	-83%
Nathan Winters	$600,000	$625,000	4%
Cristen Kogl	$590,381	$600,000	2%
Jeffrey Schmitz	$—	$530,000	—%
Joseph White	$—	$550,000	—%
Joachim Heel	$600,000	$620,000	3%

2023 Annual Cash Incentive Awards

Target Awards

The 2023 ZIP provides for an annual cash incentive award based on the achievement of pre-determined financial performance goals. All Named Executive Officers participated in the 2023 ZIP.

For each Named Executive Officer, the Compensation and Culture Committee (or, in the case of Messrs. Gustafsson and Burns, the Board) establishes a target annual cash incentive award, which is set as a percentage of base salary. The Compensation and Culture Committee discussed each Executive’s performance with Mr. Burns and compared each Executive’s target annual incentive — both the percentage of base salary and the absolute dollar amount — to the market.

The 2023 target annual and maximum incentive percentages for Named Executive Officers were established as follows:

	2022 Target Annual	2022 Maximum Annual	2023 Target Annual	2023 Maximum Annual
Named Executive Officer	Cash Incentive*	Cash Incentive*	Cash Incentive*	Cash Incentive*
William Burns	100%	200%	135%	270%
Anders Gustafsson	135%	270%	—%	—%
Nathan Winters	100%	200%	100%	200%
Cristen Kogl	80%	160%	80%	160%
Jeffrey Schmitz	—%	—%	80%	160%
Joseph White	—%	—%	100%	200%
Joachim Heel	100%	200%	100%	200%

*Expressed as a percentage of the Executive’s base salary earned during the calendar year.

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Compensation Discussion and Analysis

Annual Cash Incentive Plan Performance Metrics

Our 2023 ZIP incentivizes and rewards for achievements against full-year financial goals.

Target ZIP Awards ($)	X	Consolidated Net Sales (30%)	+	Adjusted EBITDA (50%)	+	EAI Index Performance (20%)	=	ACTUAL ZIP PAYOUT ($)

Awards are subject to an overall maximum of 200% of target bonus

For the 2023 ZIP, the Compensation and Culture Committee selected the three financial performance metrics listed below. The performance goals for the 2023 ZIP were measured on an annual basis, generally consistent with prior years:

1.	2023 consolidated net sales
2.	2023 “Adjusted EBITDA,” defined as earnings before interest income and expense, taxes, depreciation, amortization and other income/expense, adjusted to remove equity-based compensation expense, adjustments for purchase accounting and certain non-recurring charges
3.	2023 “Enterprise Asset Intelligence (EAI) Index,” defined as a measure of Zebra’s sales of EAI offerings and is based on sales of specific EAI-related solutions

The consolidated net sales, Adjusted EBITDA and EAI Index metrics were selected to encourage Executives to focus on profitable sales growth for Zebra’s business. These metrics balance both short and long-term decisions, focusing our Executives on maintaining profitability in our core business while expanding into new markets, such as fixed industrial scanning, machine vision, intelligent automation and retail execution. The EAI Index was added in 2019 to encourage Executives to focus on Zebra’s long-term strategic goal of driving our EAI vision and securing our market position in EAI offerings and specific EAI related solutions.

54	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

The Compensation and Culture Committee set the following threshold, target and maximum performance goals for each metric based on the 2023 business plan.

Performance Goal	Performance Threshold	Performance Target	Performance Maximum
Net Sales	92.5%	100.0%	105.0% or more
Adjusted EBITDA	80.0%	100.0%	112.5% or more
EAI Index	75.0%	100.0%	115.0% or more
Associated payout	50%	100%	200%

2023 Financial Performance Results and Payout Percentage

The table below shows Zebra’s performance for the three ZIP metrics and the corresponding funding for the Named Executive Officers. The Actual Performance Achievement excludes the financial impact of businesses acquired in 2023.

	Performance	Performance	Performance	Actual
	Threshold	Target	Maximum	Performance	Payout
Performance Goal	(50% of target payout)	(100% of target payout)	(200% of target payout)	Achievement	Percentage

Net Sales				$4,583.9 million, or 77.4% of target	0%

Adjusted EBITDA				$824 million, or 60.5% of target	0%

EAI Index				$487.6 million, or 95.2% of target	90.5%

The payouts on these individual metrics are converted to a ZIP payout percentage as follows:

(Annual Net Sales Performance x 30%)	+	(Annual Adjusted EBITDA Performance x 50%)	+	(Annual EAI Index Performance x 20%)	=	ZIP PAYOUT (percentage of target)

Applying this formula to Zebra’s actual performance results lead to a ZIP payout for 2023 of 18.1% of target for our Named Executive Officers, as shown below:

(0% x 30%)	+	(0% x 50%)	+	(90.5% x 20%)	=	18.1%

Performance Management Process and Individual Adjustments

The actual amounts earned by the Named Executive Officers is based on payout percentage previously shown and can be modified by the Board (for Messrs. Gustafsson and Burns) or the Compensation and Culture Committee (for the other Named Executive Officers) due to performance against individual goals (“Individual Performance Adjustment”). An Individual Performance Adjustment may be applied to reduce annual incentive payouts if a Named Executive Officer fails to meet expectations, or increase annual incentive payouts if a Named Executive Officer exceeds expectations. When determining whether such Individual Performance Adjustment is warranted, the Compensation and Culture Committee (and the Board for Messrs. Gustafsson and Burns) looks to our annual performance management process and the results of our annual talent management review.

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Compensation Discussion and Analysis

No adjustments for individual performance were made for the 2023 Annual Incentive Payouts.

Based on the performance and payout calculations shown above, the Named Executive Officers received the following annual cash incentive payments for 2023:

2023 ANNUAL CASH INCENTIVE AWARDS FOR THE NAMED EXECUTIVE OFFICERS

	Actual Award As a Percent	Actual
Named Executive Officer	of Eligible Compensation	Award
William Burns(1)	18.1%	$224,372
Anders Gustafsson(2)	18.1%	$47,397
Nathan Winters	18.1%	$112,255
Cristen Kogl	18.1%	$86,334
Jeffrey Schmitz	18.1%	$76,261
Joseph White(3)	18.1%	$94,763
Joachim Heel	18.1%	$102,892
(1)	Eligible compensation includes the portion of the year Mr. Burns served as Chief Products and Solutions Officer and Chief Executive Officer.
(2)	Eligible compensation includes the portion of the year Mr. Gustafsson served as Chief Executive Officer.
(3)	Eligible compensation includes the portion of the year Mr. White served as Chief Products and Solutions Officer and SVP and GM of Enterprise Mobile Computing.

2023 Long-Term Equity Incentive Awards

Form of Awards

The Compensation and Culture Committee believes it is important that our Executive Officers are motivated to create stockholder value over a long-term investment horizon. To that end, Zebra granted two forms of long-term equity to the Named Executive Officers:

1.	time-vested restricted stock units, which vest ratably over three years (with the exception of Mr. Gustafsson’s one time equity award, which cliff vests as of the 2024 Annual Meeting); and
2.	performance-vested restricted stock units, which are earned (or not) based on results of three financial measures during and over a three-year performance period and cliff vests three years after grant.

Our annual Long Term Incentive program for Executive Officers is divided as follows (consistent with prior years):

2023 Long-Term Equity Incentive Awards

Each year the Compensation and Culture Committee reviews the allocation of awards among the equity vehicles to ensure alignment with Zebra’s stockholders and to reflect current compensation practices.

56	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Target Awards

For the Named Executive Officers other than the Chief Executive Officer, each year the Compensation and Culture Committee sets long-term equity awards with a target value at the grant date. In March 2023, the Compensation and Culture Committee utilized market data information for Executive Officers.

Except for the time-vested RSUs granted to Messrs. Gustafsson, Burns, and White, the 2023 long-term incentive awards to the Named Executive Officers were granted effective May 4, 2023. When calculating the number of shares of performance-vested restricted stock and time-vested restricted stock, the actual number of shares was set by dividing the value of the equity award grant by the closing price of our common stock on the day prior to the grant date, without any adjustment for the restricted nature of the shares.

The following table shows target grant date fair value of long-term equity awarded to each Named Executive Officer in 2023, and how that award was divided among the two types of equity.

	Total Value of the	Target Shares of Performance-	Shares of Time-Vested
Named Executive Officer	Equity Award Grant	Vested Restricted Stock	Restricted Stock
William Burns	$10,000,000	27,081	9,992
Anders Gustafsson	$9,000,000	--	29,976
Nathan Winters	$3,750,000	8,705	5,803
Cristen Kogl	$2,250,000	5,223	3,482
Jeffrey Schmitz	$2,000,000	4,643	3,095
Joseph White	$2,000,000	4,643	2,665
Joachim Heel	$2,500,000	5,803	3,869

Performance-Vested Restricted Stock

The performance-vested restricted stock granted in 2023 will vest on May 4, 2026. These equity awards have a three-year performance period ending on December 31, 2025, and a payout based on three performance metrics:

●	compound average growth (“CAGR”) in net sales (weighted 50%),
●	adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) margin (weighted 30%), and
●	Free Cash Flow (“FCF”) Conversion (weighted 20%).

We believe these three metrics to be meaningful drivers of the value we create for stockholders. The net sales CAGR metric incentivizes and rewards Executive Officers for growth of Zebra’s revenue consistently over a three-year period. The adjusted EBITDA margin percentage performance goal encourages Executive Officers to focus on long-term profitable sales growth for Zebra’s business while meeting or exceeding a target adjusted EBITDA margin percentage that we believe will create value for our stockholders. This differs from the adjusted EBITDA metric used in the ZIP, which is focused on absolute adjusted EBITDA generated, while this metric is focused on our adjusted EBITDA margin percentage, which looks at how profitable we are in generating EBITDA relative to revenue. The FCF Conversion encourages executives to drive financial discipline and focus on working capital.

For each of these metrics, the Compensation and Culture Committee set three annual goals (for 2023, 2024 and 2025) and a cumulative three-year goal. The Executive Officers may earn shares based on Zebra’s results for each of the three years in the performance period, or based on Zebra’s results as of the end of the performance period, whichever is greater. We believe this approach focuses on the fundamentals our Executive Officers control to drive stockholder value and promotes management’s focus on sustained year-over-year performance while also maintaining a longer-term focus on Company growth and performance. In addition, the combination of time horizons promotes Executive Officer retention and engagement. In the event of an unanticipated business or economic downturn, the annual banking component, as discussed in the below chart, provides Executive Officers with the ability to maintain recognition for years of strong performance and helps sustain employee engagement throughout the aggregate performance period if performance achievements are not consistent.

Zebra Technologies Corporation I 2024 Proxy Statement	57

Compensation Discussion and Analysis

HOW PERFORMANCE-VESTED RESTRICTED STOCK ACCRUES

Three annual performance targets	OR	Cumulative three-year performance target*
16.7% of the target number of shares will be “banked” each year if Zebra achieves the applicable annual performance target for net sales CAGR, for a possible total of 50%

50% of the target number of shares will vest if Zebra achieves the performance target for the 3-year cumulative net sales CAGR over 2022 net sales

●
25% target shares vest for threshold performance (50% target shares for net sales CAGR multiplied by 50% threshold performance)
●
100% target shares vest for maximum performance or better (50% target shares for net sales CAGR multiplied by 200% maximum performance)
●
No shares vest for performance below threshold

10% of the target number of shares will be “banked” each year if Zebra achieves the applicable annual adjusted EBITDA margin performance target, for a possible total of 30%

30% of the target number of shares will vest if Zebra achieves the 2023-2025 adjusted EBITDA margin performance target

●
15% target shares vest for threshold performance (30% target shares for adjusted EBITDA margin multiplied by 50% threshold performance)
●
60% target shares vest for maximum performance or better (30% target shares for adjusted EBITDA margin multiplied by 200% maximum performance)
●
No shares vest for performance below threshold

6.7% of the target number of shares will be “banked” each year if Zebra achieves the applicable annual adjusted FCF Conversion performance target, for a possible total of 20%

20% of the target number of shares will vest if Zebra achieves the 2024-2025 FCF Conversion performance target

●
10% target shares vest for threshold performance (20% target shares for adjusted EBITDA margin multiplied by 50% threshold performance)
●
40% target shares vest for maximum performance or better (20% target shares for adjusted EBITDA margin multiplied by 200% maximum performance)
●
No shares vest for performance below threshold

*Performance between the stated performance levels will be interpolated on a straight-line basis.

The performance targets for 2023, 2024 and 2025 were set based upon management’s net sales CAGR and adjusted EBITDA margin forecasts when preparing the 2023 annual plan.

The number of shares of performance-vested restricted stock that could vest for each of the Named Executive Officers is shown below.

RANGE OF POTENTIAL VESTING OF 2023 PERFORMANCE-VESTED RESTRICTED STOCK AT GRANT

	Failure to Meet Any	Attain Threshold	Attain All	Attain Maximum
	Performance Target	Free Cash Flow	Performance	Performance
Named Executive Officers		Conversion only	Targets	Targets
William Burns	0	2,708	27,081	54,162
Anders Gustafsson	0	—	—	—
Nathan Winters	0	871	8,705	17,410
Cristen Kogl	0	522	5,223	10,446
Jeffrey Schmitz	0	464	4,643	9,286
Joseph White	0	464	4,643	9,286
Joachim Heel	0	580	5,803	11,606

58	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Time-Vested Restricted Stock

To provide a significant long-term perspective and retention incentive, the Compensation and Culture Committee determined that the time-vested restricted stock granted in 2023 to all of the Named Executive Officers will vest one-third on each of the first three anniversaries of the grant date.

Restricted Stock that Vested in 2023

Performance-Vested Restricted Stock Granted in 2020

On April 30, 2020, Zebra granted the Named Executive Officers performance-vested restricted stock with a three-year performance period ending December 31, 2022. The 2020 performance-vested restricted stock vested on April 30, 2023 and was earned at 108% of target, reflecting actual performance exceeding the target performance goal for net sales but failing to meet the adjusted EBITDA target. This reflects our strong performance at the outset of the three-year performance period with slowing sales towards the end of the period. From the April 30, 2020 grant date until the vesting date on April 30, 2023, the stock price rose from $244.97 per share to $288.03 per share. The threshold performance targets and actual performance targets are set forth below:

	Threshold	Target	Maximum	Actual

2020 to 2022 Net Sales 3‑Year Compound Annual Growth Rate (CAGR)	3.5%	5.0%	6.5%	8.8%

2022 adjusted EBITDA margin	21.5%	23.0%	24.0%	21.4%

Set forth below is the number of shares of performance-vested restricted stock that vested for each Named Executive Officer, including the value of the shares on the vesting date.

	Target Number	Grant Date Fair	Number of	Value of Shares on
Named Executive Officers	of Shares Granted in 2020	Value of Award	Shares Vested	Date of Vesting
William Burns	2,531	$620,019	2,733	$787,186
Anders Gustafsson	13,063	$3,200,043	14,108	$4,063,527
Nathan Winters	375	$91,864	405	$116,652
Cristen Kogl	1,592	$389,992	1,719	$495,124
Jeffrey Schmitz	1,021	$250,114	1,103	$317,697
Joseph White	818	$200,385	883	$254,330
Joachim Heel	2,042	$500,229	2,205	$635,106

Time-Vested Restricted Stock that Vested in 2023

●	On April 30, 2020, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the three-year period from April 30, 2020 until April 30, 2023, Zebra’s stock price rose from $244.97 per share to $288.03 per share.
●	On November 5, 2020, Zebra granted Mr. Winters time-vested restricted stock in connection with his appointment to Acting Chief Financial Officer with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the three-year period from November 5, 2020 until November 5, 2023, Zebra’s stock price fell from $329.18 per share to $214.30 per share.
●	On December 16, 2020, Zebra granted Ms. Kogl and Mr. Schmitz time-vested restricted stock in connection with the assumption of additional functional responsibilities, with annual vesting in one-third increments on each anniversary of the grant date in 2021, 2022 and 2023. During the three-year period from December 16, 2020 until December 16, 2023, Zebra’s stock price fell from $383.45 per share to $270.18 per share.
●	On February 16, 2021, Zebra granted Mr. Winters time-vested restricted stock in connection with his appointment as Chief Financial Officer, with annual vesting in one-third increments on each anniversary of the grant date in 2022, 2023 and 2024. During the two-year period from February 16, 2021 until February 16, 2023, Zebra’s stock price fell from $477.74 per share to $333.44 per share.
●	On May 6, 2021, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary grant date in 2022, 2023, 2024. During the two-year period from May 6, 2021 until May 6, 2023, Zebra’s stock price fell from $482.42 per share to $273.80 per share.

Zebra Technologies Corporation I 2024 Proxy Statement	59

Compensation Discussion and Analysis

●	On May 5, 2022, Zebra granted the Named Executive Officers time-vested restricted stock with annual vesting in one-third increments on each anniversary grant date in 2023, 2024, 2025. During the one-year period from May 5, 2022 until May 5, 2023, Zebra’s stock price fell from $367.87 per share to $273.80 per share.

The table below shows the number of shares of time-vested restricted stock earned by each Named Executive Officer in 2023, and the value of those shares on the vesting date.

	Grant Date Fair	Number of Shares	Value of Shares on
Named Executive Officers	Value of Award	Vested	Date of Vesting
William Burns	$913,448	2,567	$714,855
Anders Gustafsson	$4,264,762	12,475	$3,472,215
Nathan Winters	$620,808	1,616	$461,020
Cristen Kogl	$675,244	1,880	$521,641
Jeffrey Schmitz	$481,283	1,332	$368,957
Joseph White	$600,400	1,622	$444,839
Joachim Heel	$675,905	1,921	$535,660

Performance-Vested Restricted Stock with Performance Period ending December 31, 2023

On May 6, 2021, Zebra granted the Named Executive Officers performance-vested restricted stock with a three-year performance period ending December 31, 2023. The 2021 performance-vested restricted stock will vest on May 6, 2024 and shall earn at 33% of target based on (1) the banking of shares as a result of actual performance in 2021 exceeding the annual target in 2021, (2) no banking of shares for 2022 and 2023 due to actual performance not exceeding target in each year, and (3) the banking exceeding the number of shares earned based on the cumulative three year goals. The threshold performance targets and actual performance targets are set forth below:

	Threshold	Target	Maximum	Actual

2021 to 2023 Net Sales 3‑Year Compound Annual Growth Rate (CAGR)	5.5%	7.0%	8.5%	1.0%

2023 adjusted EBITDA margin	20.5%	22.0%	23.0%	18.0%

Set forth below is the number of shares of performance-vested restricted stock that vested in 2024 for each Named Executive Officer from their 2021 award.

	Target Number
	of Shares Granted	Grant Date Fair	Number of	Percentage
Named Executive Officers	in 2021	Value of Award	Shares Vested	Payout
William Burns	2,861	$1,380,204	952	33.3%
Anders Gustafsson	11,505	$5,550,242	3,831	33.3%
Nathan Winters	1,928	$930,106	642	33.3%
Cristen Kogl	1,990	$960,016	662	33.3%
Jeffrey Schmitz	1,431	$690,343	476	33.3%
Joseph White	933	$450,098	310	33.3%
Joachim Heel(1)	2,177	$1,050,228	621	33.3%
(1)	Mr. Heel received a pro rata vested portion of this 2021 performance award due to his departure prior to year end in 2023.

60	Zebra Technologies Corporation I 2024 Proxy Statement

Compensation Discussion and Analysis

Our Compensation Approach

In designing and implementing our total compensation program for 2023, the Compensation and Culture Committee was guided by peer group market data as well as market data from technology industry surveys and broad-based surveys provided by WTW.

How We Establish the Peer Group

In July 2022, the Compensation and Culture Committee asked WTW to review Zebra’s peer group and to make recommendations regarding changes. In response, WTW compiled financial and business characteristics (as further described below) of publicly traded companies WTW viewed as comparable to Zebra, including all of the companies in the peer group used for 2022 executive compensation.

In compiling the recommended peer group, WTW first determined the universe of potential peers using the following criteria:

●	Industry Classification Research — review of all U.S.-based publicly-listed companies within the Global Industry Classification Standards (“GICS”) for the Technology Hardware and Equipment, Software and Services, Semiconductors and Semiconductor Equipment and Healthcare Equipment and Services;
●	Peers-of-Peers Analysis — review of companies that identify Zebra as a peer and a review of companies that are disclosed as peers to companies in Zebra’s peer group; and
●	Zebra’s 2022 ISS and Glass Lewis Peer Groups — review of proxy advisors’ 2022 Zebra peer groups for overall reasonableness and relevance.

The Compensation and Culture Committee then reviewed the following company-specific information provided by WTW for the proposed peer group:

●	business model, industry, cost structures and levels of complexity;
●	size of the organization, including in terms of revenue (all 18 companies had 2022 revenue between 50% and 200% of Zebra’s 2022 revenue of $5.7 billion), and whether the companies were currently in the S&P 500;
●	whether the proposed peer group member competes with Zebra for talent;
●	stockholder profile (i.e., whether the proposed peer group member is considered a reasonable investment alternative and attracts stockholders with similar risk/return expectations);
●	market capitalization; and
●	whether the proposed peer group member creates products or solutions of a technical nature.

For 2023, WTW recommended removing two companies and adding two companies to the peer group used in 2022. The Compensation and Culture Committee reviewed the proposal and agreed to remove two companies (Avaya Holdings Corporation and Diebold Nixdorf, Inc.) and include the proposed additions (Teradyne, Inc. and Akamai Technologies, Inc.). Based on these changes, the Compensation and Culture Committee approved the companies shown below as the peer group for purposes of evaluating and determining 2023 executive compensation. Zebra’s revenue was at the 46th percentile of the revised peer group; Zebra’s market capitalization was at 53rd percentile.

Zebra’s Peer Group for 2023 Compensation Purposes
Agilent Technologies, Inc.	CommScope Holding Company Inc.	NCR Corporation
Akamai Technologies, Inc.	Insight Enterprises Inc.	NetApp, Inc.
Analog Devices, Inc.	Juniper Networks, Inc.	Rockwell Automation, Inc.
Autodesk, Inc.	Keysight Technologies, Inc.	ServiceNow, Inc.
Ciena Corporation	KLA Corporation	Teradyne, Inc.
Citrix Systems, Inc.	Motorola Solutions, Inc.	Trimble Inc.

Zebra Technologies Corporation I 2024 Proxy Statement	61

Compensation Discussion and Analysis

How 2023 Compensation for the Named Executive Officers Compares to the Peer Group

For 2023 compensation purposes, WTW presented the Compensation and Culture Committee with data regarding compensation for executive officer positions, including our Named Executive Officers’ positions. WTW compiled this information from 2021 compensation data from our 2022 peer group, a general industry survey (conducted by WTW for other purposes) of over 400 companies, a high-technology industry survey (conducted by Radford for other purposes) of over 100 high-technology companies with annual revenues between $2.86 billion and $11.4 billion. WTW compiled compensation data for base salaries, target annual cash incentive awards, target long-term equity awards and total target direct compensation for individual executive officer positions. Using this data, the Compensation and Culture Committee confirmed that the 2023 compensation packages for the Named Executive Officers are at an appropriate level in comparison to the market and based on each Named Executive Officer’s performance.

Employee Benefits

Zebra’s employee benefits are designed to align generally with the market median for such programs.

Our Named Executive Officers are eligible to participate in various benefit programs offered generally to Zebra’s U.S. salaried employees, such as our health plans and group disability and life insurance plans. We provide a 401(k) plan to eligible employees with a Company match, as well as a non-qualified deferred compensation plan for highly compensated employees with no Company contributions. We do not provide other long-term compensation plans, supplemental executive retirement plans or a defined benefit pension plan. In addition, our Executive Officers are eligible for an annual executive health screening as well as reimbursement for identity theft protection. We do not provide our executives with any other unique perquisites or compensation plans except in limited circumstances.

Zebra provides a supplemental executive disability policy to replace the difference between what the group disability policy provides and the 60% earnings replacement cap under the group policy. Zebra pays for this coverage and reimburses covered Executives to the extent they are taxed on this benefit.

Our Executive Officer Employment Agreements

Each Executive Officer has an employment agreement that addresses matters such as compensation and termination of employment and includes confidentiality, non-competition and non-solicitation provisions. These agreements are discussed in more detail under Executive Compensation — Potential Payments upon Termination of Employment or Change in Control starting on page 71. We believe that having employment agreements helps us attract and retain effective and high-caliber Executive Officers by providing them a minimum level of total compensation.

The employment agreements provide appropriate assurance for Executives concerned about a potential termination of employment in connection with a change in control. Specifically, we believe the severance amounts reflected under Executive Compensation — Potential Payments upon Termination of Employment or Change in Control are fair and reasonable in order to allow the Named Executive Officers to transition from Zebra with minimal disruption to our overall business. Moreover, we believe that, in the event of a change in control, these severance payments will help secure the continued employment and dedication of our Executive Officers, notwithstanding any concern they may have regarding their own employment.

The components of total compensation reflected in the employment agreements are reviewed annually by the Compensation and Culture Committee as described in this CD&A. All other provisions of the employment agreements are established when an employee is appointed as an Executive Officer and are reviewed and updated on an as-needed basis.

We believe the confidentiality, non-compete or non-solicitation provisions, where applicable, align with our desire to protect Zebra and our stockholders from negative actions that could be caused by an Executive Officer who joins a competitor or otherwise engages in activities that could result in competitive harm to Zebra or our customers. Zebra’s equity agreements with its Executive Officers are subject to Zebra’s Clawback Policies and contain restrictive covenant provisions that also contain clawback provisions for violation of such covenants.

62	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

The following table summarizes the compensation earned by our named executive officers (“NEO”) for fiscal year 2023, as well as fiscal year 2022 and fiscal 2021 where applicable.

Summary Compensation Table

						Non-Equity
				Stock	Option/SAR	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(1)(2)	($)(3)	($)(4)	($)
William Burns	2023	946,205	—	10,000,537	—	224,372	88,782	11,259,895
Chief Executive Officer	2022	667,197	—	3,000,000	—	508,038	56,935	4,232,170
	2021	557,659	—	2,300,661	—	1,071,008	82,806	4,012,134
Anders Gustafsson	2023	361,537	—	9,000,294	—	47,397	96,574	9,505,801
Executive Chair of the Board	2022	1,200,000	—	12,000,000	—	1,255,500	203,243	14,658,743
Former Chief Executive Officer	2021	1,200,000	—	9,250,404	—	2,912,760	226,452	13,589,616
Nathan Winters	2023	620,192	—	3,750,318	—	112,255	30,122	4,512,887
Chief Financial Officer	2022	600,000	—	2,500,000	—	457,548	29,390	3,586,938
	2021	537,760	—	1,550,212	—	771,996	16,458	2,876,426
Cristen Kogl	2023	596,226	—	2,250,243	—	86,334	59,337	2,992,140
Chief Legal Officer,	2022	580,381	—	2,000,000	—	355,919	70,738	3,007,038
General Counsel & Corporate Secretary	2021	531,048	—	1,600,187	—	767,302	32,436	2,930,973
Jeffrey Schmitz	2023	526,662	—	2,000,273	—	76,261	43,823	2,647,019
Chief People Officer

Joseph White	2023	544,345	—	2,000,382	—	94,763	29,596	2,669,086
Chief Product and Solutions Officer

Joachim Heel	2023	568,462	—	2,500,212	—	102,892	73,330	3,244,896
Former Chief Revenue Officer	2022	600,000	—	2,250,000	—	459,010	111,428	3,420,438
	2021	548,061	—	1,750,702	—	840,208	88,263	3,227,234
(1)

The amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation, of restricted stock and stock appreciation rights. The amounts included in this column include the grant date fair value of time-vested restricted stock and stock appreciation rights, as well as performance-vested restricted stock, which is calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for the performance-vested restricted stock granted in 2023, the grant date fair value of such stock awards would be as follows: Mr. Burns — $14,000,877; Mr. Winters — $4,500,485; Ms. Kogl — $2,700,291; Mr. Schmitz - $2,400,431; Mr. White - $2,400,431; and Mr. Heel — $3,000,151. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

(2)	Zebra stopped awarding stock appreciation rights to our Named Executive Officers after 2020.
(3)	The amounts in this column reflect the annual incentive compensation earned under the 2023 Zebra Incentive Plan.
(4)

All other compensation for 2023 consists of 401(k) matching contributions (Mr. Burns — $13,200; Mr. Gustafsson — $13,200; Mr. Winters — $13,200; Ms. Kogl — $13,200; Mr. Schmitz – $13,200; Mr. White – $13,200; and Mr. Heel — $13,200); life insurance premiums (Mr. Burns — $1,080; Mr. Gustafsson — $450; Mr. Winters — $1,003; Ms. Kogl — $964; Mr. Schmitz – $852; Mr. White – $882 and Mr. Heel — $913); Zebra paid executive long-term disability insurance premiums (Mr. Burns — $24,736; Mr. Gustafsson — $34,645; Mr. Winters — $8,748; Ms. Kogl — $13,075; Mr. Schmitz – $13,061; Mr. White – $10,348; and Mr. Heel — $17,007); a tax reimbursement in connection with income recognized for long-term disability premiums paid by Zebra (Mr. Burns — $25,798; Mr. Gustafsson — $27,554; Mr. Winters — $6,957; Mr. White – $10,399; Ms. Kogl — $5,413; Mr. Schmitz – $5,166 and Mr. Heel — $16,723); executive health screenings paid for by Zebra (Mr. Burns — $11,600; Mr. Gustafsson — $11,328; Ms. Kogl — $11,871; Mr. Schmitz – $7,772; and Mr. Heel — $8,634); a tax reimbursement in connection with the executive health screenings paid by Zebra (Mr. Burns – $12,368; Mr. Gustafsson – $9,010; Ms. Kogl — $9,441; Mr. Schmitz – $3,221; and Mr. Heel — $8,490); reimbursement for identify theft protection paid by Zebra (Mr. Gustafsson — $215; Mr. Winters — $119; Ms. Kogl — $215; Mr. Schmitz – $215 and Mr. Heel — $207); a tax reimbursement for identity theft protection paid by Zebra (Mr. Gustafsson — $171; Mr. Winters — $95; Ms. Kogl - $171; Mr. Schmitz - $89; and Mr. Heel — $203); a reimbursement (expenses and gross up tax) for top earners sales trip paid by Zebra (Mr. Heel — $7,952).

Zebra Technologies Corporation I 2024 Proxy Statement	63

Executive Compensation

Grants of Plan-Based Awards in 2023

		Estimated Future Payouts			Estimated Future Payouts			All Other	All Other	Exercise	Grant
		Under Non-Equity Incentive			Under Equity Incentive			Stock	Options	or	Date Fair
		Plan Awards(1)			Plan Awards(2)			Awards:	Awards,	Base	Value of
								Number	Number of	Price	Stock
								of	Securities	of	and
								Shares of	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/Sh)(4)	($)(5)
William Burns		638,689	1,277,377	2,554,754
	3/1/2023							9,992			3,000,098
	5/4/2023				8,705	17,409	34,818				4,500,227
	5/4/2023				4,836	9,672	19,344				2,500,212
Anders Gustafsson		130,932	261,863	523,726
	3/1/2023							29,976			9,000,294
Nathan Winters		310,096	620,192	1,240,384
	5/4/2023							5,803			1,500,076
	5/4/2023				4,353	8,705	17,410				2,250,243
Cristen Kogl		238,491	476,981	953,962
	5/4/2023							3,482			900,097
	5/4/2023				2,612	5,223	10,446				1,350,146
Jeffrey Schmitz		210,665	421,329	842,658
	5/4/2023							3,095			800,058
	5/4/2023				2,322	4,643	9,286				1,200,216
Joseph White		261,776	523,551	1,047,102
	3/1/2023							2,665			800,166
	5/4/2023				2,322	4,643	9,286				1,200,216
Joachim Heel		284,231	568,462	1,136,924
	5/4/2023							3,869			1,000,137
	5/4/2023				2,902	5,803	11,606				1,500,076
(1)	These amounts represent the threshold, target and maximum potential earnings under the 2023 Zebra Incentive Plan. The actual amounts earned in respect of 2023 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Please see 2023 Annual Cash Incentive Awards starting on page 53 for further discussion of the 2023 Zebra Incentive Plan.
(2)	These amounts represent the threshold, target and maximum number of shares of performance-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 4, 2023. These awards are scheduled to vest on May 4, 2026 (having a three-year performance period ending on December 31, 2025). Please see 2023 Long-Term Equity Incentive Awards starting on page 56 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 71 for further discussion of vesting terms upon certain termination events.
(3)	Represents shares of time-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 4, 2023. These awards vest one-third on each of the first three anniversaries of the grant date. Please see 2023 Long-Term Equity Incentive Awards starting on page 56 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 71 for further discussion of vesting terms upon certain termination events.
(4)	Zebra stopped awarding stock appreciation rights to our Named Executive Officers after 2020.
(5)	The amounts included in this column were determined in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation and, in the case of performance-vested restricted stock, are calculated based on the probable satisfaction of the performance conditions. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

64	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Outstanding Equity Awards at 2023 Fiscal Year-End

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
William Burns(2)
5/11/2017	7,709			98.87	5/11/2024
5/10/2018	5,463			149.57	5/10/2025
5/02/2019	4,364			205.12	5/2/2026
4/30/2020	2,925	976		244.97	4/30/2027
5/06/2021(3)						636	173,838
5/06/2021(4)								952	260,210
5/05/2022(3)						2,176	594,766
5/5/2022(5)								4,894	1,337,677
3/01/2023(3)						9,992	2,731,113
5/04/2023(6)								9,672	2,643,648
5/04/2023(6)								17,409	4,758,402
Anders Gustafsson(7)
5/12/2016	42,256			51.42	5/12/2026
5/11/2017	33,514			98.87	5/11/2024
5/10/2018	25,214			149.57	5/10/2025
5/02/2019	23,379			205.12	5/2/2026
4/30/2020	15,100	5,034		244.97	4/30/2027
5/06/2021(3)						2,453	670,478
5/06/2021(4)								3,831	1,047,127
5/05/2022(3)						8,523	2,329,592
5/05/2022(5)								19,573	5,349,888
3/01/2023(8)						28,762	7,861,517

Zebra Technologies Corporation I 2024 Proxy Statement	65

Executive Compensation

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Nathan Winters(9)
5/10/2018	552			149.57	5/10/2025
5/02/2019	315			205.12	5/2/2026
4/30/2020	433	145		244.97	4/30/2027
2/16/2021(3)						433	118,352
5/6/2021(4)								642	175,478
5/05/2022(3)						1,813	495,547
5/05/2022(5)								4,078	1,114,640
5/04/2023(3)						5,803	1,586,134
5/04/2023(6)								8,705	2,379,338
Cristen Kogl(10)
5/11/2017	930			98.87	5/11/2024
8/09/2017	719			103.84	8/9/2024
5/10/2018	862			149.57	5/10/2025
9/01/2018	732			171.74	9/1/2025
5/02/2019	2,260			205.12	5/2/2026
4/30/2020	1,840	614		244.97	4/30/2027
5/06/2021(3)						425	116,165
5/6/2021(4)								662	180,944
5/05/2022(3)						1,420	388,129
5/05/2022(5)								3,263	891,876
5/04/2023(3)						3,435	938,889
5/04/2023(6)								5,223	1,427,603

66	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Jeffrey Schmitz(11)
5/10/2018	563			149.57	5/10/2025
5/02/2019	874			205.12	5/2/2026
4/30/2020	786	394		244.97	4/30/2027
5/06/2021(3)						305	83,366
5/06/2021(4)								476	130,105
5/05/2022(3)						1,065	291,096
5/05/2022(5)								2,447	668,839
5/04/2023(3)						3,053	834,476
5/04/2023(6)								4,643	1,269,071
Joseph White(12)
5/11/2017	922			98.87	5/11/2024
5/10/2018	841			149.57	5/10/2025
5/02/2019	935			205.12	5/2/2026
4/30/2020	945	315		244.97	4/30/2027
5/6/2021(3)						208	56,853
5/6/2021(4)								310	84,732
5/5/2022(3)						544	148,692
5/5/2022(5)								1,224	334,556
3/1/2023(3)						2,665	728,424
5/4/2023(6)								4,643	1,269,071

Zebra Technologies Corporation I 2024 Proxy Statement	67

Executive Compensation

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Joachim Heel
9/15/2014	8,572			73.50	9/15/2024
5/15/2015	4,526			108.20	12/1/2024
5/12/2016	8,854			51.42	12/1/2024
5/11/2017	6,033			98.87	5/11/2024
5/10/2018	4,203			149.57	12/1/2024
5/02/2019	3,273			205.12	12/1/2024
4/30/2020	2,820			244.97	12/1/2024
5/6/2021(3)						462	126,278
5/6/2021(4)								1,833	501,014
5/5/2022(3)						778	212,651
5/5/2022(5)								1,925	526,160
5/4/2023(3)						1,231	336,469
5/4/2023(6)								1,117	305,310

(1)	The market value is based on the $273.33 closing price of our common stock on The Nasdaq Stock Market on December 29, 2023.
(2)	Mr. Burns’ stock appreciation rights granted on April 30, 2020 will vest with respect to 976 rights on April 30, 2024.
(3)	These restricted stock awards vest pro rata over three years after the grant date.
(4)	Represents the number of restricted shares that would vest on May 6, 2024, based upon achievement of a threshold performance CAGR of 2023 net sales over 2020 net sales and a threshold performance of 2023 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2023 net sales CAGR and a maximum target level of 2023 adjusted EBITDA margin is as follows: Mr. Gustafsson — 23,010 shares; Mr. Winters — 3,856 shares; Mr. Burns — 5,722 shares; Mr. Heel — 4,354 shares; and Ms. Kogl — 3,980 shares.
(5)	Represents the number of restricted shares that would vest on May 5, 2025, based upon achievement of threshold performance CAGR of 2024 net sales over 2021 net sales and threshold performance target of 2024 adjusted EBITDA margin. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2024 net sales CAGR and a maximum target level of 2024 adjusted EBITDA margin is as follows: Mr. Gustafsson — 39,146 shares; Mr. Winters — 8,156 shares; Mr. Burns — 9,788 shares; Mr. Heel — 7,340 shares; and Ms. Kogl — 6,526 shares.
(6)	Represents the number of restricted shares that would vest on May 4, 2026, based upon achievement of threshold performance CAGR of 2025 net sales over 2022 net sales, threshold performance of 2025 adjusted EBITDA margin and threshold performance of Free Cash Flow Conversion. The maximum number of restricted shares that may vest based upon the achievement of a maximum target level of 2024 net sales CAGR and a maximum target level of 2024 adjusted EBITDA margin is as follows: Mr. Burns — 54,162 shares , Mr. Winters — 17,410 shares; Ms. Kogl — 10,446 shares; Mr. Schmitz — 9,286 shares; Mr. White — 9,286 shares; and Mr. Heel — 11,606 shares. See “Grants of Plan-Based Awards in 2023” table and footnote 2 to that table for a more detailed description of these awards.
(7)	Mr. Gustafsson’s stock appreciation rights granted on April 30, 2020 will vest with respect to 5,034 rights on April 30, 2024.
(8)	This restricted stock award vests fully on the one-year anniversary of its grant date.
(9)	Mr. Winters’ stock appreciation rights granted on April 30, 2020 will vest with respect to 145 rights on April 30, 2024.
(10)	Ms. Kogl’s stock appreciation rights granted on April 30, 2020 will vest with respect to 614 rights on April 30, 2024.
(11)	Mr. Schmitz’s stock appreciation rights granted on April 30, 2020 will vest with respect to 394 rights on April 30, 2024.
(12)	Mr. White’s stock appreciation rights granted on April 30, 2020 will vest with respect to 315 rights on April 30, 2024.

68	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Options and Stock Appreciation Rights Exercised and Stock Vested in 2023

The table below sets forth information with respect to stock options and stock appreciation rights exercised by the Named Executive Officers during 2023 and awards of time-vested and performance-vested restricted stock that vested in 2023.

	Options/SARS Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on	on Exercise	Acquired on Vesting	on Vesting
Name	Exercise (#)	($)(1)	(#)	($)(2)
William Burns	—	—	5,300	1,502,041
Anders Gustafsson	—	—	26,583	7,535,742
Nathan Winters	—	—	2,021	577,672
Cristen Kogl	—	—	3,599	1,016,765
Jeffrey Schmitz	—	—	2,454	692,265
Joseph White	—	—	2,505	699,169
Joachim Heel	—	—	4,158	1,180,204
(1)	Value calculated as the difference between the market price of the underlying securities on the date of exercise and the exercise or base price of the exercised stock options or stock appreciation rights.
(2)	Value calculated as the sum of the value of performance-vested restricted stock and time-vested restricted stock that vested in 2023. See “Restricted Stock that Vested in 2023” section for a more detailed description of these awards.

Non-Qualified Deferred Compensation

Pursuant to Zebra’s non-qualified deferred compensation plan, a Named Executive Officer may defer, on a pre-tax basis, up to 50% of his or her base salary and annual incentive award. Deferred compensation balances are credited with gains or losses that mirror the performance of benchmark investment funds selected by the participant under the plan. All credited amounts are unfunded general obligations of Zebra, and participants have no greater rights to payment than any unsecured general creditor of Zebra.

The value of a participant’s account is based upon the performance of a participant’s selected benchmark investment funds. Account balances are paid either in a lump sum or in annual installments. Zebra’s non-qualified deferred compensation plan permits payment upon, among other things, a termination of employment or a change in control of Zebra. Zebra does not make contributions to the plan but pays the costs of administration.

Zebra Technologies Corporation I 2024 Proxy Statement	69

Executive Compensation

The table below shows the funds available under Zebra’s non-qualified deferred compensation plan and the 2023 rates of return.

Fund Name	2023 Rate of Return (%)
American Funds New Perspective Fund Class R‑6 (RNPGX)	25.01%
American Funds EuroPacific Growth Fund Class R‑6 (RERGX)	16.05
Vanguard Federal Money Market Fund (VMFXX)	5.09
Vanguard FTSE Social Index Fund (VFTAX)	31.79
Vanguard Institutional Target Retirement 2020 Fund	12.52
Vanguard Institutional Target Retirement 2025 Fund	14.56
Vanguard Institutional Target Retirement 2030 Fund	16.03
Vanguard Institutional Target Retirement 2035 Fund	17.20
Vanguard Institutional Target Retirement 2040 Fund	18.37
Vanguard Institutional Target Retirement 2045 Fund	19.53
Vanguard Institutional Target Retirement 2050 Fund	20.22
Vanguard Institutional Target Retirement 2055 Fund	20.23
Vanguard Institutional Target Retirement 2060 Fund	20.23
Vanguard Institutional Target Retirement 2065 Fund	20.24
Vanguard Institutional Target Retirement 2070 Fund	Not Available
Harbor Large Cap Value Fund Retirement Class (HNLVX)	19.83
Retire Savings Trust III	2.52
PIMCO Inflation Response Multi-Asset Fund Instl (PIRMX)	6.50
PIMCO Total Return Instl (PTTRX)	6.30
Royce Opportunity Fund Institutional Class (ROFIX)	19.65
T. Rowe Price International Discovery (PRIDX)	13.14
T. Rowe Price Small-Cap Stock (OTCFX)	17.43
T. Rowe Price Institutional Large Cap Growth Fund (TRLGX)	46.21

70	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Non-Qualified Deferred Compensation for 2023

The table below sets forth information regarding the Named Executive Officers’ participation in the Zebra’s non-qualified deferred compensation plan in 2023.

	Executive	Registrant	Aggregate	Aggregate	Aggregate Balance
	Contributions in	Contributions in	Earnings	Withdrawals/	at Last Fiscal
	Last Fiscal Year	Last Fiscal Year	in Last Fiscal	Distributions	Year-End
Name	($)(1)	($)	Year ($)(2)	($)	($)
William Burns	72,074	—	119,640	—	636,367
Anders Gustafsson	—	—	—	—	—
Nathan Winters	—	—	—	—	—
Cristen Kogl	148,527	—	86,212	—	665,104
Jeffrey Schmitz	123,108	—	75,436	—	476,597
Joseph White	—	—	—	—	—
Joachim Heel	229,505	—	276,475	—	1,383,293
(1)	The amount(s) reported in this column are included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amount(s) reported in this column are not included in the Summary Compensation Table.

Potential Payments upon Termination of Employment or Change in Control

General

Our Named Executive Officers’ employment agreements, equity award agreements and Zebra’s compensation and benefit plans provide for compensation payments and benefits upon certain termination triggering events. The information below describes those instances in which our Named Executive Officers would be entitled to payments following a termination of employment and/or upon a change in control of Zebra.

Employment Agreements

Zebra has employment agreements with each of the Named Executive Officers. Mr. Gustafsson’s employment agreement is substantially the same as the agreements of Ms. Kogl and Messrs. Burns, Heel, Schmitz, White, and Winters except where described below. Mr. Burns’ employment agreement for his role as Chief Executive Officer is substantially the same as his agreement prior to becoming Chief Executive Officer. Under their employment agreements each Named Executive Officer is bound by non-competition and non-solicitation provisions until one year following termination as well as confidentiality covenants during and after employment.

Zebra’s Annual Incentive Plan and Equity Award Agreements

Named Executive Officers are eligible to earn annual incentive awards under Zebra’s annual incentive plan, and are eligible to earn time-vested restricted stock and performance-vested restricted stock under their equity award agreements. Eligibility to receive incentive-based compensation is determined in the sole discretion of the Compensation and Culture Committee for Ms. Kogl and Messrs. Heel, Schmitz, White, and Winters, and the Board for Mr. Gustafsson and Mr. Burns (effective March 1, 2023). Mr. Gustafsson’s equity award agreements are substantially the same as the agreements of Ms. Kogl and Messrs. Burns, Heel and Winters, except where described below. Mr. Burns’ equity award agreements for awards granted while he is Chief Executive Officer are the same as the equity award agreements for other Executive Officers. All Named Executive Officers participated in the 2023 Zebra Incentive Plan.

Zebra Technologies Corporation I 2024 Proxy Statement	71

Executive Compensation

Under Zebra’s equity award agreements, each Named Executive Officer is bound by non-competition and non-solicitation provisions until one year following termination. Each Named Executive Officer has agreed to confidentiality covenants during and after employment. Pursuant to our Clawback Policy, which apply to all Section 16 Officers, the Company may recoup cash-based incentive compensation under Zebra’s annual incentive plan or equity-based incentive compensation awards where: (i) the Company is required to prepare an accounting restatement resulting from Executive misconduct, or (ii) an Executive’s misconduct results, or could result, in termination for Cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement. Under the Accounting Restatement Clawback Policy, the Company must also recoup erroneously awarded incentive based compensation from Executive Officers when an accounting restatement is required, regardless of Executive misconduct.

Payments Upon Retirement or Voluntary Resignation

Under Zebra’s annual incentive plan, a participant that is eligible for retirement may be paid any earned incentive award amount in the event of termination by reason of retirement, but not voluntary resignation. Mr. Gustafsson, Mr. Schmitz, and Ms. Kogl were eligible for retirement under the 2023 Zebra Incentive Plan. Mr. Gustafsson, Mr. Schmitz, and Ms. Kogl meet the “Rule of 65” as it applies to stock awards granted in 2020, 2021, 2022, and 2023. The Rule of 65 means the sum of the Officer’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds 65, provided that the Officer must meet both a minimum age of 55 and a minimum of five years of continuous service.

Ms. Kogl’s and Mr. Schmitz’s time-vested stock appreciation rights granted in 2020 and performance-vested restricted stock granted in 2021, 2022, and 2023 provide for pro rata vesting for a termination of employment by reason of retirement meeting the Rule of 65. Ms. Kogl and Mr. Schmitz time-vested restricted stock granted in 2021, 2022 and 2023 provide that upon termination of employment by reason of retirement meeting the Rule of 65, these stock awards will continue to vest for 12 months or, if earlier, the next anniversary of the grant date.

In the event of termination of Mr. Gustafsson’s employment by reason of retirement meeting the Rule of 65, his time-vested stock appreciation rights granted in 2020, time-vested restricted stock granted in 2021 and 2022, and performance-vested restricted stock granted in 2021 and 2022 vest under the same treatment as Mr. Kogl’s and Mr. Schmitz’s stock awards. However, he would forfeit his 2023 time-vested restricted stock grant in 2023 if he were to retire in 2023. Mr. Gustafsson was not granted a performance-vested stock award in 2023 because of his transition to Executive Chair.

Payments Upon Death or Disability

Under Zebra’s annual incentive plan, in the event of termination of employment by reason of death or disability, participants are entitled to any earned incentive award amount that they would have otherwise received.

Ms. Kogl and Messrs. Burns, Schmitz, White, and Winters

Ms. Kogl’s and Messrs. Burns, Schmitz, White, and Winters’ 2020 stock appreciation rights and 2021, 2022 and 2023 time-vested restricted stock accelerate vesting in full in the event of termination of employment by reason of death or disability. The target number of shares accelerate for Ms. Kogl’s and Messrs. Burns’, Schmitz, White and Winters’ 2021, 2022 and 2023 performance-vested restricted stock.

Mr. Gustafsson

Mr. Gustafsson’s 2020 time-vested stock appreciation rights and 2021, 2022, and 2023 time-vested restricted stock accelerate vesting in full in the event of termination of employment by reason of death or disability. Mr. Gustafsson’s 2021 and 2022 performance-vested restricted stock vest in full at target.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason

Under our Named Executive Officers’ employment agreements, “Cause” includes the commission, indictment or conviction of a felony or misdemeanor involving fraud or dishonesty; a material breach of the employment agreement; willful or intentional misconduct, gross negligence, or dishonest, fraudulent or unethical behavior; failure to materially comply with a direction of the Board; or breach of fiduciary duty to Zebra. “Good Reason” includes a demotion to a lesser position or assignment of duties materially inconsistent with the Named Executive Officer’s position, status or responsibilities; a material breach by Zebra of the employment agreement; or a decrease in base salary (unless applied proportionally).

72	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Under our Named Executive Officers’ award agreements, the time-vested stock appreciation rights granted in 2020 to all Named Executive Officers vest pro rata based on the number of days from the grant date through and including the date of termination of employment. The performance-vested restricted stock granted in 2021, 2022 and 2023 to all Named Executive Officers accelerate vesting in accordance with the performance-based vesting goals on a pro rata basis.

In the event of involuntary termination without cause or by officer for good reason, time-vested restricted stock, salary severance, incentive severance, and earned incentive are handled differently in some of the Named Executive Officers’ employment agreements. Those differences are summarized below.

Ms. Kogl and Messrs. Schmitz, White, and Winters

If Ms. Kogl or Messrs. Schmitz, White, or Winters terminates his or her employment for Good Reason, or Zebra terminates his or her employment without Cause and under circumstances other than death or disability, he or she will be entitled to (i) a severance payment equal to one-year continuation of base salary; (ii) a pro rata portion of his or her annual incentive for the year in which his or her employment terminates, if the incentive otherwise would have been earned; (iii) any unpaid previously earned annual incentive, if the incentive otherwise would have otherwise been earned; (iv) a severance payment equal to 100% of the Executive’s target annual incentive for the year in which employment terminates; (v) outplacement services not to exceed $32,000; and (vi) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) one year after the date of termination, or (b) the Executive becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations.

In the instance of involuntary termination without cause or by officer for good cause, because they are retirement eligible, Ms. Kogl and Mr. Schmitz’s time-vested restricted stock granted in 2021, 2022 and 2023 will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. Mr. White and Mr. Winters’ time-vested restricted stock granted in the same period would vest pro rata as of the date of termination.

Mr. Burns

If Mr. Burns terminates his employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will be entitled to the same termination compensation treatment as Messrs. White and Winters described above, except he is entitled to a salary severance payment equal to two-years continuation of base salary and his coverage under Zebra’s medical and dental insurance plans shall continue until the earlier of (a) two years after the date of termination, or (b) he becomes eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Mr. Gustafsson

If Mr. Gustafsson terminates his employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will be entitled to (i) a severance payment equal to a two-year continuation of base salary; (ii) a pro rata portion of his annual incentive for the portion of the year he served as Chief Executive Officer, if the incentive would have otherwise been earned; (iii) any unpaid previously earned annual incentive, if the incentive would have otherwise been earned; and (iv) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) two years after the date of termination, or (b) the Executive becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Mr. Gustafsson’s time-vested restricted stock awards granted in 2021 and 2022 will continue to vest for 12 months or, if earlier, the next anniversary of the grant date because he meets the Rule of 65. His 2023 time-vested restricted stock award would accelerate to fully vest. Mr. Gustafsson would not be entitled to outplacement services or eligible for an annual incentive severance payment in 2023. Mr. Gustafsson’s employment agreement also differs from the other Named Executive Officers in that any decrease in his salary lower than his starting date salary ($700,000) permits him to terminate his employment for Good Reason whereas all of the other Named Executive Officers require a salary decrease in the amount of 10% or greater.

Zebra Technologies Corporation I 2024 Proxy Statement	73

Executive Compensation

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Concurrently with a Change in Control

Under our Executive Officers’ employment agreements, a “change in control” includes (i) an acquisition by a person or group of 35% or more of Zebra’s common stock; (ii) a change in a majority of the Board within a 24-month period; (iii) the approval by our stockholders of a complete liquidation or dissolution of Zebra; or (iv) the consummation of a reorganization, merger or consolidation of Zebra or sale or other disposition of all or substantially all of the assets of Zebra.

Ms. Kogl and Messrs. Burns, Schmitz, White and Winters

If the Executive Officer terminates employment for Good Reason, or Zebra terminates the Executive Officer’s employment without Cause, and the termination occurs within 120 days immediately preceding or one year following a “change in control,” then the Executive Officer will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive Officer for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that Ms. Kogl and Messrs. Burns, Schmitz, White and Winters will be entitled to (i) a payment equal to two times his or her base salary in lieu of one-year salary continuation, (ii) two times his or her target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the change in control or termination of employment, and (iii) all of the Named Executive Officers’ outstanding stock appreciation rights and restricted stock awards would fully vest.

After a change in control and upon termination of their employment, if the parachute payments would exceed the 3X threshold, then the payments will be cut back to an amount that is one dollar less than the threshold. However, this cut back would not be made if Ms. Kogl and Messrs. Burns, Schmitz, White, and Winters, as applicable, would have more “after excise tax” dollars if he or she paid the excise tax.

Mr. Gustafsson

In connection with Mr. Gustafsson’s transition into the Executive Chair role in 2023, we amended his employment agreement to remove the excise tax gross up clause and his eligibility for any incentive severance. Otherwise, Mr. Gustafsson’s employment agreement entitles him to all of the same compensation and benefits set forth in the Involuntary Termination Without Cause or by Executive for Good Reason column in the tables under Potential Payments upon Termination of Employment or Change in Control, except that all of his outstanding stock appreciation rights and restricted stock awards would fully vest.

74	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Potential Payments upon Termination of Employment or Change in Control

Described below are the potential payments and benefits to which the Named Executive Officers would be entitled from Zebra under their employment agreements, equity award agreements and Zebra’s compensation and benefit plans upon termination of employment if such termination had occurred as of December 31, 2023. Amounts actually received would vary based on factors such as the date on which a Named Executive Officer’s employment terminates and the price of our common stock on such date. The tables exclude payments and benefits that are generally available to full-time salaried employees, such as accrued salary and vacation pay.

The Named Executive Officers are not entitled to any payments or benefits as a result of a termination of employment for Cause.

WILLIAM BURNS

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	2,000,000	2,000,000
Incentive Severance(2)	—	—	1,350,000	2,700,000
Earned Incentive	—	224,372	224,372	224,372
Accelerated SARs(3)	—	27,679	18,576	27,679
Accelerated Restricted Stock(4)	—	13,803,438	4,829,741	13,803,438
Benefits
Healthcare and Dental Coverage	—	—	47,547	47,547
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	—	—	—	(436,705)
TOTAL(6)	—	14,055,489	8,502,236	18,398,331

Zebra Technologies Corporation I 2024 Proxy Statement	75

Executive Compensation

ANDERS GUSTAFSSON

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	400,000	400,000
Incentive Severance(2)	—	—	—	—
Earned Incentive	47,397	47,397	47,397	47,397
Accelerated SARs(3)	95,856	142,764	142,764	142,764
Accelerated Restricted Stock(4)	10,359,344	22,500,799	18,220,861	22,500,799
Benefits
Healthcare and Dental Coverage	—	—	32,742	32,742
Outplacement Services	—	—	—	—
Excise Tax Gross Up (Cutback)(5)	—	—	—	—
TOTAL(6)	10,502,597	22,690,960	18,843,764	23,123,702

NATHAN WINTERS

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	625,000	1,250,000
Incentive Severance(2)	—	—	625,000	1,250,000
Earned Incentive	—	112,255	112,255	112,255
Accelerated SARs(3)	—	4,112	2,751	4,112
Accelerated Restricted Stock(4)	—	6,747,971	2,690,387	6,747,971
Benefits
Healthcare and Dental Coverage	—	—	23,774	23,774
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	—	—	—	—
TOTAL(6)	—	6,864,338	4,111,167	9,420,112

76	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

CRISTEN KOGL

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	600,000	1,200,000
Incentive Severance(2)	—	—	480,000	960,000
Earned Incentive	86,334	86,334	86,334	86,334
Accelerated SARs(3)	11,684	17,413	11,684	17,413
Accelerated Restricted Stock(4)	2,389,998	4,843,134	2,174,887	4,843,134
Benefits
Healthcare and Dental Coverage	—	—	7,475	7,475
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	—	—	—	—
TOTAL(6)	2,488,016	4,946,881	3,392,380	7,146,356

JEFFREY SCHMITZ

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	530,000	1,060,000
Incentive Severance(2)	—	—	424,000	848,000
Earned Incentive	76,261	76,261	76,261	76,261
Accelerated SARs(3)	7,487	11,174	7,487	11,174
Accelerated Restricted Stock(4)	1,848,850	3,929,119	1,848,850	3,929,119
Benefits
Healthcare and Dental Coverage	—	—	23,774	23,774
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	—	—	—	—
TOTAL(6)	1,932,598	4,016,554	2,942,372	5,980,328

Zebra Technologies Corporation I 2024 Proxy Statement	77

Executive Compensation

JOSEPH WHITE

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	550,000	1,100,000
Incentive Severance(2)	—	—	550,000	1,100,000
Earned Incentive	—	94,763	94,763	94,763
Accelerated SARs(3)	—	8,933	5,984	8,933
Accelerated Restricted Stock(4)	—	3,047,630	1,205,659	3,047,630
Benefits
Healthcare and Dental Coverage	—	—	23,473	23,473
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(5)	—	—	—	—
TOTAL(6)	—	3,151,326	2,461,879	5,406,799

(1)	Under the 2018 Long-Term Incentive Plan, if pursuant to a change in control of Zebra effective December 31, 2023 stockholders receive consideration consisting solely of publicly traded common stock and outstanding equity awards are assumed, or provision is made for the continuation of these awards after the change in control, then such awards will continue in accordance with their terms. These awards, however, also provide that if the participant’s employment is terminated by the participant for Good Reason or by Zebra without Cause after the change in control, then vesting of the awards will accelerate. Because Securities and Exchange Commission rules require that we assume a termination of employment occurs concurrently with a change in control, the amounts set forth in the table include equity awards that, under the 2018 Long-Term Incentive Plan, contain “double trigger” acceleration provisions.
(2)	The amounts assume termination of employment at year end and are based on actual performance.
(3)	The amounts reflect the difference between the exercise price of each stock appreciation right and the $273.33 closing price of our common stock on The Nasdaq Stock Market on December 29, 2023.
(4)	The amounts reflect the $273.33 closing price of our common stock on The Nasdaq Stock Market on December 29, 2023 for both the performance-vested restricted stock and time-vested restricted stock. Because no portion of the performance periods ending December 31, 2024 or December 31, 2025 have been completed as of December 31, 2023, the 2022 and 2023 performance-vested restricted stock awards granted to Executives are reflected in the table on a pro-rata basis at target performance.
(5)	Represents estimated tax gross ups or estimated cutbacks on severance, accelerated options, stock appreciation rights and restricted stock and healthcare and dental benefits.
(6)	Excludes the amount of previously earned and fully vested deferred compensation under Zebra’s deferred compensation plans that would become immediately payable. See Non-Qualified Deferred Compensation on page 69 for additional information.

Post-Employment Payment for Mr. Heel

In connection with the termination of his employment on December 1, 2023, Mr. Heel received (i) a one-year continuation of his base salary; (ii) a pro rata portion of his annual incentive for 2023; (iii) a payment equal to 100% of his target annual incentive for 2023; (iv) outplacement services not to exceed $32,000; and (v) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra paid for health insurance coverage when he was an active employee under Zebra’s group health plan, until the earlier of (a) one year after the date of his termination, or (b) he becomes eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Mr. Heel’s time-vested stock appreciation rights granted in 2020 vested pro rata based on the number of days from the grant date through and including the date of termination of his employment. His performance-vested restricted stock granted in 2021, 2022 and 2023 vested in accordance with the performance-based vesting goals on a pro rata basis. Because Mr. Heel was retirement eligible, his time-vested restricted stock granted in 2021, 2022 and 2023 will continue to vest for 12 months from his termination date or, if earlier, the next anniversary of the grant date.

78	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

CEO Pay Ratio

Identification of Median Employee

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. As permitted under Item 401(u), we used the same median employee for fiscal 2023 as for fiscal 2022 in our pay ratio calculation because there have not been changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. Additionally, Mr. Burns served as CEO for a portion of the year. Therefore, in accordance with the rule, we annualized the calculation of Mr. Burns’ 2023 compensation for this calculation.

In 2022, we identified our median employee by utilizing the estimated total cash compensation of all individuals, excluding our chief executive officer, who were employed by us on November 1, 2022. We had 10,694 employees worldwide. Under the five percent de minimis exception established by the Securities and Exchange Commission, the countries and applicable number of employees that were excluded are as follows:

Country Name	Headcount	Country Name	Headcount
Argentina	18	New Zealand	6
Austria	13	Norway	5
Belgium	10	Philippines	6
Chile	5	Poland	79
Columbia	56	Portugal	6
Denmark	11	Romania	8
Finland	4	Saudi Arabia	7
Greece	3	Serbia	5
Hong Kong	3	South Africa	15
Hungary	7	Spain	35
Indonesia	8	Sweden	21
Israel	7	Switzerland	6
Italy	43	Thailand	10
Japan	25	Turkey	20
Korea, Republic of	16	United Arab Emirates	18
		Vietnam	18

From the remaining 10,200 employees, we determined the median individual based on estimated target total cash compensation and selected a medianable pool of 4,077 employees (approximately forty percent (40%) of our total employee population). Once we identified the median employee, we calculated total compensation using the same methodology that we used to determine the annual total compensation for the CEO, as reported above in the Summary Compensation Table. Because Mr. Burns only served as CEO for nine months in 2023, per SEC rules, we chose to annualize the calculation of his total compensation as CEO.

CEO Pay Ratio Calculation

For 2023,

●	the total annual compensation of the employee identified at the median of all of our employees, other than Mr. Burns, our CEO, was $64,037; and
●	Mr. Burns’ annualized total compensation as CEO was $11,333,669.
●	Based on this information, the ratio of the annual total compensation of Mr. Burns to the median of the annual total compensation of all employees was estimated to be 177 to 1.

Our methodology may differ materially from the methodology used by other companies to prepare their CEO pay ratios, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry or peer group.

Zebra Technologies Corporation I 2024 Proxy Statement	79

Executive Compensation

Executive Pay Versus Company Performance

Pay Vs Performance

					Value of Initial Fixed
					$100 Investment Based		Other Performance
	CEO Pay		Other NEO Pay		On:		Measures
			Average
	Summary		Summary
	Compensation		Compensation	Average		Cumulative
	Table Total	Compensation	Table Total	Compensation	Cumulative	Peer Group	Net Income	Net Sales
	Compensation	Actually Paid(3)	Compensation	Actually Paid(3)	TSR(1)	TSR(2)	(in millions)	(in millions)
Year	($)	($)	($)	($)	($)	($)	($)	($)
2023 CEO - Burns	11,259,895	11,421,955	3,213,206	3,348,299	107.00	219.40	296	3,665
2023 CEO - Gustafsson	9,505,801	8,505,788	3,213,206	3,348,299	107.00	219.40	296	3,665
2022	14,658,743	(17,540,875)	3,546,548	(1,911,451)	100.38	139.00	463	4,915
2021	13,589,616	37,632,608	3,261,693	6,936,499	233.01	193.58	837	4,845
2020	10,077,727	23,907,029	1,836,299	2,998,842	150.46	143.89	504	3,813
(1)	The Cumulative Total Stockholder Return (“TSR”) reflects the value of $100 invested in Zebra common stock on December 31, 2020, assuming the reinvestment of dividends.
(2)	The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10-K.
(3)	To calculate Compensation Actually Paid (“CAP”), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

CEO SCT Total to CAP Reconciliation

		Bonus and					Additions to /
		Non-Equity				Deductions	(Subtractions
		Incentive	Equity	Other		from SCT	from) SCT	Compensation
	Salary	Compensation	Compensation	Compensation(i)	SCT Total	Total(ii)	Total(iii)	Actually Paid
Year	($)	($)	($)	($)	($)	($)	($)	($)
2023 CEO - Burns	946,205	224,372	10,000,537	88,782	11,259,895	(10,000,537)	10,162,596	11,421,955
2023 CEO - Gustafsson	361,537	47,397	9,000,294	96,574	9,505,801	(9,000,294)	8,000,181	8,505,788
2022	1,200,000	1,255,500	12,000,000	203,243	14,658,743	(12,000,000)	(20,199,618)	(17,540,875)
2021	1,200,000	2,912,760	9,250,404	226,452	13,589,616	(9,250,404)	33,293,396	37,632,608
2020	1,093,846	781,725	8,000,100	202,056	10,077,727	(8,000,100)	21,779,329	23,907,029
(1)	Reflects “all other compensation” reported in the SCT for each year shown.
(2)	Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.
(3)	Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

Other NEO SCT Total to CAP Reconciliation

		Bonus and					Additions to /
		Non-Equity				Deductions	(Subtractions
		Incentive	Equity	Other		from SCT	from) SCT	Compensation
	Salary	Compensation	Compensation	Compensation(i)	SCT Total	Total(ii)	Total(iii)	Actually Paid
Year	($)	($)	($)	($)	($)	($)	($)	($)
2023	571,177	94,501	2,500,286	47,242	3,213,206	2,500,286	2,635,379	3,348,299
2022	596,796	445,129	2,437,500	67,123	3,546,548	(2,437,500)	(3,020,498)	(1,911,451)
2021	543,632	862,629	1,800,441	54,991	3,261,693	(1,800,441)	5,475,248	6,936,499
2020	440,963	145,738	1,217,163	32,435	1,836,299	(1,217,163)	2,379,706	2,998,842
(1)	Reflects “all other compensation” reported in the SCT for each year shown.
(2)	Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.
(3)	Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

80	Zebra Technologies Corporation I 2024 Proxy Statement

Executive Compensation

Supplemental

Equity Component of CAP for FY 20231

	CEO (Burns)				Other NEOs(2)
	Fair Value of	Change in	Change in		Fair Value of	Change in	Change in
	Current Year	value of Prior	Value of Prior		Current Year	value of Prior	Value of Prior
	Equity	Years’ Awards	Years’ Awards	Equity Value	Equity	Years’ Awards	Years’ Awards	Equity Value
	Awards at	Unvested at	that Vested in	Included in	Awards at	Unvested at	that Vested in	Included in
Equity	12/31/2023	12/31/2023	FY2023	CAP	12/31/2023	12/31/2023	FY2023	CAP
Type	($)	($)	($)	($)	($)	($)	($)	($)
SAR	—	3,367	1,327	4,694	—	1,556	1,129	2,685
RSU	2,731,113	(4,302)	9,289	2,736,100	1,029,087	(2,549)	9,784	1,036,323
PSU	7,402,050	(16,242)	35,994	7,421,802	1,586,243	(6,499)	16,627	1,596,371
Total	10,133,163	(17,177)	46,610	10,162,596	2,615,331	(7,492)	27,540	2,635,379

	CEO (Gustafsson)				Other NEOs(2)
	Fair Value of	Change in	Change in		Fair Value of	Change in	Change in
	Current Year	value of Prior	Value of Prior		Current Year	value of Prior	Value of Prior
	Equity	Years’ Awards	Years’ Awards	Equity Value	Equity	Years’ Awards	Years’ Awards	Equity Value
	Awards at	Unvested at	that Vested in	Included in	Awards at	Unvested at	that Vested in	Included in
Equity	12/31/2023	12/31/2023	FY2023	CAP	12/31/2023	12/31/2023	FY2023	CAP
Type	($)	($)	($)	($)	($)	($)	($)	($)
SAR	—	17,367	4,927	22,294	—	1,556	1,129	2,685
RSU	7,861,517	(16,793)	12,513	7,857,237	1,029,087	(2,549)	9,784	1,036,323
PSU	—	(65,152)	185,802	120,650	1,586,243	(6,499)	16,627	1,596,371
Total	7,861,517	(64,578)	203,242	8,000,181	2,615,331	(7,492)	27,540	2,635,379
(1)	Anders Gustafsson served as our principal executive officer until March 1, 2023. William Burns became our principal executive officer on March 1, 2023. The Other NEOs columns represent the following individuals for 2023: Joachim Heel, Cristen Kogl, Jeffrey Schmitz, Joseph White and Nathan Winters.
(2)	The Other NEO equity components were repeated for both CEOs for purposes of this analysis.

Equity Component of CAP for FY 20221

	CEO				Other NEOs
	Fair Value of	Change in	Change in		Fair Value of	Change in	Change in
	Current Year	value of Prior	Value of Prior		Current Year	value of Prior	Value of Prior
	Equity	Years’ Awards	Years’ Awards	Equity Value	Equity	Years’ Awards	Years’ Awards	Equity Value
	Awards at	Unvested at	that Vested in	Included in	Awards at	Unvested at	that Vested in	Included in
Equity	12/31/2022	12/31/2022	FY2022	CAP	12/31/2022	12/31/2022	FY2022	CAP
Type	($)	($)	($)	($)	($)	($)	($)	($)
SAR	—	(4,749,403)	(3,927,669)	(8,677,071)	—	(567,776)	(488,103)	(1,055,879)
RSU	3,345,894	(3,208,002)	(2,679,084)	(2,541,192)	679,743	(542,996)	(379,301)	(242,554)
PSU	5,018,713	(8,323,393)	(5,676,675)	(8,981,355)	1,019,551	(2,115,266)	(626,351)	(1,722,066)
Total	8,364,607	(16,280,798)	(12,283,428)	(20,199,618)	1,699,294	(3,226,037)	(1,493,755)	(3,020,498)
(1)	Anders Gustafsson served as our principal executive officer for all of 2022. The Other NEOs columns represent the following individuals for 2022: William Burns, Joachim Heel, Cristen Kogl and Nathan Winters.

Equity Component of CAP for FY 20211

	CEO				Other NEO
	Fair Value of	Change in	Change in		Fair Value of	Change in	Change in
	Current Year	value of Prior	Value of Prior		Current Year	value of Prior	Value of Prior
	Equity	Years’ Awards	Years’ Awards	Equity Value	Equity	Years’ Awards	Years’ Awards	Equity Value
	Awards at	Unvested at	that Vested in	Included in	Awards at	Unvested at	that Vested in	Included in
Equity	12/31/2021	12/31/2021	FY2021	CAP	12/31/2021	12/31/2021	FY2021	CAP
Type	($)	($)	($)	($)	($)	($)	($)	($)
SAR	—	6,424,221	2,385,222	8,809,443	—	780,885	310,428	1,091,314
RSU	4,565,184	2,864,669	1,487,720	8,917,573	890,568	368,707	212,330	1,471,604
PSU	6,847,776	5,838,780	2,879,824	15,566,380	1,332,653	1,174,409	405,268	2,912,330
Total	11,412,960	15,127,670	6,752,766	33,293,396	2,223,221	2,324,001	928,026	5,475,248
(1)	Anders Gustafsson served as our principal executive officer for all of 2021. The Other NEOs columns represent the following individuals for 2021: William Burns, Joachim Heel, Cristen Kogl and Nathan Winters.

Zebra Technologies Corporation I 2024 Proxy Statement	81

Executive Compensation

Equity Component of CAP for FY 20201

	CEO				Other NEO
	Fair Value of	Change in	Change in		Fair Value of	Change in	Change in
	Current Year	value of Prior	Value of Prior		Current Year	value of Prior	Value of Prior
	Equity	Years’ Awards	Years’ Awards	Equity Value	Equity	Years’ Awards	Years’ Awards	Equity Value
	Awards at	Unvested at	that Vested in	Included in	Awards at	Unvested at	that Vested in	Included in
Equity	12/31/2020	12/31/2020	FY2020	CAP	12/31/2020	12/31/2020	FY2020	CAP
Type	($)	($)	($)	($)	($)	($)	($)	($)
SAR	3,560,497	4,382,827	(748,856)	7,194,468	356,474	421,051	(92,071)	685,454
RSU	5,020,503	1,946,239	(620,904)	6,345,838	557,816	184,700	(85,710)	656,806
PSU	5,020,503	3,953,314	(734,794)	8,239,023	502,704	637,309	(102,566)	1,037,447
Total	13,601,503	10,282,380	(2,104,554)	21,779,329	1,416,994	1,243,060	(280,348)	2,379,706
(1)	Anders Gustafsson served as our principal executive officer for all of 2020. The Other NEOs columns represent the following individuals for 2020: William Burns, Joachim Heel, Cristen Kogl, Olivier Leonetti (former CFO) and Nathan Winters.

Most Important Measures to Link FY2023 CAP to Company Performance

The five items listed below represent the most important metrics we used to link Compensation Actually Paid to Company performance for 2023 as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Cash Incentive Plan Performance Metrics” and “Performance-Vested Restricted Stock.” The measures in the table are not ranked.

Most Important Performance Measures
✓ Net Sales	✓ Net Sales Compound Annual Growth Rate (CAGR)
✓ Adjusted EBITDA	✓ EBITDA Margin
✓ Enterprise Asset Intelligence Index

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Executive Compensation

Supplemental Graphs

TSR Comparison

As shown in the chart below, the Company’s 4-year cumulative TSR is less than the companies included in our industry index.

Zebra TSR vs. Peer Group TSR*
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
12/19
12/20
12/21
12/22
12/23
Cumulative TSR (from December 31, 2019)
Cumulative Peer Group TSR (market-cap weighted)

*$100 invested on 12/31/19 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

	INDEXED TSR
		Cumulative Peer
	Cumulative TSR	Group TSR
YEAR	($)	($)
2023	107.00	219.40
2022	100.38	139.00
2021	233.01	193.58
2020	150.46	143.89

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Executive Compensation

CAP vs Zebra TSR

The CEO and other NEO CAP amounts align with Zebra’s TSR over the 2020-2023 period. This reflects Zebra’s use of equity incentives for its Executive Officer compensation, which are tied directly to Zebra’s stock price and financial performance. Over the 2020-2023 period, equity incentives comprised on average over 76% of the CEO’s target compensation per year and over 62% of the other NEOs target compensation per year. Because Zebra’s CEO has such a high percentage of compensation tied to equity, the CEO would have a much larger increase in CAP than the other NEOs when the stock price is strong as in 2021, and a much larger decrease in CAP than the other NEOs when the stock price decreases as in 2022, compared to 2020. With Zebra’s stock price remaining roughly the same at the end of both 2022 and 2023, CEO CAP did not see the same decrease as compared to 2021 to 2022 which also aligns to the change in TSR from 2022 to 2023. This practice aligns the interests of our Executive Officers with those of our stockholders.

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Executive Compensation

CAP vs Net Income

Zebra’s CEO and other NEO CAP amounts align with Zebra’s Net Income. The CAP amounts are sensitive to changes in Zebra’s stock price, which Net Income would affect. Zebra does not use Net Income to determine compensation levels or payouts under the annual cash incentive plan or the performance-based equity grants.

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Executive Compensation

CAP vs Company Selected Measure: Net Sales

Zebra uses Net Sales as a metric for its annual cash incentive plan and Net Sales CAGR as a metric for performance equity awards. As indicated below, with a higher growth in Net Sales between 2020 and 2021, the CEO and Other NEO 2021 CAP amounts increased above the 2020 CAP amounts. As Net Sales growth slowed between 2022 and 2023, the CEO and Other NEO CAP amounts declined, compared to 2020 and 2021.

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Executive Compensation

Equity Compensation Plan Information

The following table provides information related to Zebra’s equity compensation plans as of December 31, 2023.

Number of Securities
	Number of Securities			Remaining Available for
	to be Issued Upon		Weighted-Average	Future Issuance Under
	Exercise of		Exercise Price of	Equity Compensation Plans
	Outstanding Options,		Outstanding Options,	(Excluding Securities
	Warrants		Warrants	Reflected
	and Rights		and Rights	in Column (a))
Plan Category	(a)		(b)	(c)

Equity Compensation Plans Approved by Security Holders	402,681	(1)	$118.53	3,617,167	(2)

Equity Compensation Plans Not Approved by Security Holders	—		—	—

TOTAL	402,681		$118.53	3,617,167
(1)	Reflects shares of Zebra common stock issuable pursuant to outstanding options and stock appreciation rights under the 2011 Long-Term Incentive Plan, 2015 Long-Term Incentive Plan, 2016 Stock Incentive Plan of Reflexis Systems, Inc. and 2018 Long-Term Incentive Plan (“2018 LTIP”).
(2)	Reflects the number of shares available under the 2018 LTIP (2,274,779 shares) and 2020 Employee Stock Purchase Plan (1,342,388 shares). All of the shares under the 2018 LTIP are available for any award made under the 2018 LTIP, including options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

Compensation and Culture Committee Interlocks and Insider Participation

During 2023, the Compensation and Culture Committee was comprised of Richard L. Keyser (Chair), Satish Dhanasekaran, Janice M. Roberts and Michael A. Smith. Only independent directors served on the Compensation and Culture Committee during 2023. No member of the Compensation and Culture Committee (i) has ever been an Officer or other employee of Zebra, or (ii) has any relationship requiring disclosure under Item 404 of Regulation S-K. No Executive Officer of Zebra served in 2023 on the compensation committee or similar body of any organization that determined compensation payable to any member of the Compensation and Culture Committee. In addition, no Executive Officer of Zebra has served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation and Culture Committee.

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Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers

Zebra is seeking your advisory vote to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. This is known as a “say-on-pay” proposal. At Zebra’s 2023 Annual Meeting of Stockholders, the proposal was approved by 89.4% of the votes cast for or against the proposal. At Zebra’s 2023 Annual Meeting, our stockholders indicated a preference for holding an annual say-on-pay vote.

We ask our stockholders to approve the following resolution:

“Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary — Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

As described in detail under Compensation Discussion and Analysis, our executive compensation program is designed to attract, retain, motivate, develop and reward our Named Executive Officers, who are critical to our success. Under this program, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate and individual goals, and the realization of increased stockholder value.

Our Compensation and Culture Committee regularly reviews the compensation program for our Named Executive Officers to ensure it achieves the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. Our Compensation and Culture Committee also regularly reviews its own processes to ensure alignment with its Charter and regulatory requirements. This review includes topics such as peer group and survey compensation review analysis, total compensation philosophy, Compensation and Culture Committee Charter review and a compensation risk assessment. The Compensation and Culture Committee also takes into account investor feedback regarding our compensation structure and its alignment with our strategy.

We are asking our stockholders to approve our Named Executive Officer compensation as described in this Proxy Statement. This proposal gives you the opportunity to express your view on the compensation of our Named Executive Officers. This stockholder vote is not intended to address any specific element of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. We ask you to vote “FOR” the approval of the resolution included above.

This vote is advisory, and therefore not binding on Zebra, our Compensation and Culture Committee or our Board of Directors. Our Board of Directors and Compensation and Culture Committee value the opinions of our stockholders and will consider the results of the vote, as appropriate, in making future decisions regarding the compensation of our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Report of the Audit Committee

The Audit Committee of Zebra’s Board of Directors is comprised of four directors, all of whom are independent under applicable listing requirements of The Nasdaq Stock Market. The Audit Committee operates under a written Charter adopted by the Board of Directors. The members of the Audit Committee are: Mr. Manire, Chair, Mmes. Connly and Connors, and Mr. Modruson.

The Audit Committee received reports from and met and held discussions with management, the internal audit team and the independent accountants. It reviewed and discussed Zebra’s audited financial statements with management, and management has represented to the Audit Committee that Zebra’s financial statements were prepared in accordance with accounting principles generally accepted in the United States and that such financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee received the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence.

The Audit Committee recommended that the Board of Directors include the audited financial statements of Zebra in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission. This recommendation was based on the Audit Committee’s review and discussions with management, the internal audit team and Zebra’s independent accountants, as well as the Audit Committee’s reliance on management’s representations described above.

Audit Committee

Ross W. Manire, Chair
Linda M. Connly
Nelda J. Connors
Frank B. Modruson

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Fees of Independent Auditors

Ernst & Young LLP acted as the principal independent auditor for Zebra during 2023 and 2022. Ernst & Young also provided certain audit-related, tax and permitted non-audit services. The Audit Committee pre-approves all audit, audit-related, tax and permitted non-audit services performed for Zebra by its independent auditors. In 2023 and 2022, the Audit Committee approved in advance all engagements by Ernst & Young on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No impermissible non-audit services were rendered by Ernst & Young to Zebra in 2023 or 2022.

Zebra paid Ernst & Young the following fees and expenses for services provided for the years ended December 31, 2023 and 2022:

Fees	2023	2022
Audit Fees(1)	$5,587,892	$5,374,197
Audit-Related Fees(2)	-	1,128,000
Tax Fees(3)	192,105	547,830
All Other Fees(4)	30,200	1,990,945
TOTAL	$5,810,197	$9,040,972
(1)	Consists of fees for the audit of Zebra’s annual consolidated financial statements and reviews of the consolidated financial statements included in the quarterly reports on Form 10-Q. Also includes fees for the 2023 and 2022 audits of internal control over financial reporting.
(2)	For 2022, audit-related fees primarily consisted of fees paid to Ernst & Young related to diligence for acquisitions.
(3)	For 2023 and 2022, tax-fees consist of fees paid to Ernst & Young related to tax consulting.
(4)	For 2022, all other fees primarily consisted of permissible professional consultation services related to the Company’s acquisition of Matrox Electronic Systems Ltd.

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Proposal 3 Ratification of Appointment of Independent Auditors

The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, as auditors of Zebra’s consolidated financial statements for the year ending December 31, 2024. Ernst & Young has served as Zebra’s independent certified public accountants since 2005.

The Board of Directors gives stockholders the opportunity to express their opinions on the matter of auditors for Zebra and, accordingly, is submitting a proposal to ratify the Audit Committee’s appointment of Ernst & Young. If this proposal does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Ernst & Young.

Zebra expects that representatives of Ernst & Young will be present at the Annual Meeting and available to respond to questions. These representatives will be given an opportunity to make a statement if they would like to do so.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2024.

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Executive Officers

The following information identifies and gives other information about our Executive Officers, other than William Burns, our CEO, about whom information is given above under Proposal 1 — Election of Directors.

Robert J. Armstrong Chief Marketing Officer Age: 42

Mr. Armstrong was appointed Chief Marketing Officer in March of 2023. Mr. Armstrong previously served as Zebra’s Senior Vice President of Integrated Marketing & Channels, where he was responsible for go-to-market strategy and downstream marketing execution for the full Zebra portfolio, inclusive of customer segment marketing, product marketing, channel marketing, digital marketing, media relations, brand strategy, channel development, pricing and analytics. He brings nearly 20 years of experience within the B2B technology industry and has held strategy, business development, and marketing responsibilities in all four regions — NA, LA, APAC & EMEA. Before his time at Zebra, he served in various marketing director positions at Motorola. Mr. Armstrong holds a B.S. in Electrical Engineering from the University of Notre Dame, and currently serves as a Board Member for FIRST Illinois Robotics, Bernie’s Book Bank and serves on the Forbes Communications Council.

Michael Cho Chief Strategy Officer Age: 55

Mr. Cho joined Zebra in 2010 and has served as Zebra’s Chief Strategy Officer since February 2013. Mr. Cho served as Vice President, Strategy from 2010 until 2011 and Vice President, Corporate Development from 2011 until 2013. From 2008 to 2010 he served as Vice President, Business Development, of the Healthcare division of Amcor Limited, a global packaging company. Prior to that, Mr. Cho served from 2007 to 2008 as Vice President, Business Development of CommScope Inc., a global communications solutions company. From 2005 to 2007, Mr. Cho served as Vice President, Business Development of the Antenna & Cable Products Group at Andrew Corporation, which he joined in 2004 as Director, Corporate Development & Strategy. From 1999 to 2004 Mr. Cho was a consultant with McKinsey & Company. Mr. Cho received an MBA from Harvard Business School and a B.S. in Finance from the University of Illinois at Urbana-Champaign.

Tamara D. Froese Chief Supply Chain Officer Age: 45

Ms. Froese was appointed Chief Supply Chain Officer in November of 2022. Tami joined Zebra in 2020. She is a leader in supply chain management practices with extensive experiences cross-functionally in Procurement, Operations, Manufacturing and Engineering during her 20-year career at General Motors. She believes in strong partnerships internally and with Zebra’s global supply base to accelerate the growth for Zebra and to build a resilient Supply Chain. Ms. Froese holds a B.A. in Supply Chain Management from Michigan State University and an MBA from Oakland University. To further her leadership journey, she also achieved her Six Sigma Black Belt certification and graduated from leadership development programs with Harvard University and University of Michigan.

Richard E. Hudson Chief Revenue Officer Age: 56

Mr. Hudson was named Chief Revenue Officer, Zebra Technologies in November 2023 following his role as Senior Vice President and General Manager for Europe, Middle East & Africa (EMEA) which he assumed in 2017. He has over 20 years of experience in the technology sector. As Chief Revenue Officer, Mr. Hudson is responsible for the sales and services of products and solutions globally. Prior to joining Zebra, he held various roles with increasing responsibility including Vice President, EMEA Channels and Solutions at Motorola. Mr. Hudson has built a strong track record as a trusted advisor to customers and partners in Zebra’s vibrant core as well as our high-growth adjacent and expansion markets. Mr. Hudson has a bachelor’s degree in mechanical engineering from Brunel University London.

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Executive Officers

Cristen L. Kogl Chief Legal Officer, General Counsel & Corporate Secretary Age: 58

Ms. Kogl joined Zebra in 2015 and currently serves as its Chief Legal Officer, General Counsel & Corporate Secretary. Ms. Kogl has served as Zebra’s top Legal Officer, through various titles, since September 2018. Prior to her current position, Ms. Kogl held a variety of progressive positions including Vice President, Corporate Counsel and Vice President, Assistant General Counsel and Assistant Corporate Secretary. Before joining Zebra, Ms. Kogl was the Executive Vice President and General Counsel at National Express LLC — North American division of National Express Plc. Ms. Kogl held Vice President and Corporate Secretary positions at The ServiceMaster Company where she was also Deputy General Counsel and W.W. Grainger, Inc. where she was also Chief Compliance Officer. Earlier in her career, at Spyglass, Inc., she held the roles of Vice President and General Counsel. Ms. Kogl currently serves on the Board of Directors of Crane NXT, Co. and the U.S. Chamber of Commerce, she is also a member of the Board of Trustees at Lake Forest College, and a member of the Leadership Council on Legal Diversity. Ms. Kogl received her Juris Doctor degree from the University of Wisconsin-Madison Law School and her B.A. in Political Science from Lake Forest College.

Colleen M. O’Sullivan SVP Chief Accounting Officer Age: 56

Ms. O’Sullivan joined Zebra in 2016 as Chief Accounting Officer. Prior to joining Zebra, Ms. O’Sullivan held a variety of positions including Vice President and Controller, Senior Vice President, Controller and Chief Accounting Officer, and most recently as Senior Vice President, Chief Financial Officer at Career Education Corporation. Previously, she held various finance and accounting positions at Hewitt Associates and Sears Holdings Corporation. Earlier in her career, she served as an Audit Partner at Arthur Andersen. Ms. O’Sullivan received a B.S. from the University of Illinois and is a certified public accountant.

Jeffrey F. Schmitz Chief People Officer Age: 60

Mr. Schmitz was named Chief People Officer, Zebra Technologies in March 2023. He has more than 30 years of experience in general management, marketing and human resources, and he joined Zebra in 2016. In his previous role as Chief Marketing Officer, Mr. Schmitz launched Zebra’s award-winning PartnerConnect program and led a major brand refresh. In 2020, Mr. Schmitz also took on the role of Chief Human Resources Officer. As CMO/CHRO, he focused on attracting, developing, and retaining top talent and creating opportunities for growth and development within Zebra’s inclusive culture and diverse workforce, and he continues to focus on these areas today as Chief People Officer. Prior to joining Zebra, Mr. Schmitz served in growing levels of responsibility for Spirent Communications, including General Manager of Networks & Applications, Chief Marketing Officer and, most recently, Executive Vice President. Prior to Spirent, Mr. Schmitz served as Senior Vice President of Sales and Marketing at Rivulet Communications, a medical imaging company, Vice President of Marketing & Product Management at Visual Networks, an enterprise software company, and Tellabs, where he held various executive positions. Mr. Schmitz currently serves on the Forbes HR Council. He holds a B.S. in electrical engineering from Marquette University and an M.S. in computer science from the Illinois Institute of Technology.

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Executive Officers

Joseph R. White Chief Product & Solutions Officer Age: 54

Mr. White has more than 30 years of product development experience leading adoption of new enterprise technologies over his career. He became the Chief Product & Solutions Officer in March 2023 and oversees the strategy, investments and development of Zebra’s expansive portfolio of products and solutions. Prior to joining Zebra, Mr. White served in various leadership roles at Motorola, Motorola Solutions, CAIS Internet and Digex and has a degree from the University of Maryland. Mr. White has received numerous awards recognizing his contributions to the industry. In 2018, Mr. White received the Employer Support of the Guard and Reserve Patriot Award, from the Office of the Secretary of Defense, for his support of Zebra employees who serve in the Nation’s Armed Forces. In 2019 Mr. White was recognized by AIM Global as the recipient of the Richard R Dilling award which is presented to executives, scientists, and engineers in recognition of outstanding contributions that have furthered the growth of the industry.

Nathan A. Winters Chief Financial Officer Age: 45

Mr. Winters was appointed Chief Financial Officer of Zebra in January 2021. Mr. Winters served as Zebra’s Acting Chief Financial Officer from August 2020 through January 2021. Mr. Winters joined Zebra in 2018 as Vice President of Corporate Financial Planning & Analysis and Business Operations. Prior to Zebra, Mr. Winters served as the Chief Financial Officer, Global Supply Chain at GE Healthcare from 2016 to 2018. In addition to that position at GE Healthcare, he held the position of Chief Financial Officer, Life Science BioProcess and previously held various finance positions of growing levels of responsibility at GE Healthcare and General Electric. Mr. Winters serves on the board of directors for the Junior Achievement of Chicago and accounting advisory board for the University of Kentucky Gatton College of Business and Economics. Mr. Winters holds a B.A. in finance and economics from the University of Kentucky.

The Board of Directors approves the appointment of Zebra’s Executive Officers. There are no family relationships among any of our directors or Executive Officers.

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Ownership of Our Common Stock

This table shows how many shares of our common stock certain individuals and entities beneficially owned on March 15, 2024, unless otherwise noted. These individuals and entities include: (1) owners of more than 5% of our outstanding common stock, (2) our directors, (3) the Named Executive Officers and (4) all directors and Executive Officers as a group. A person has beneficial ownership over shares if the person has sole or shared voting or investment power over the shares or the right to acquire that power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each individual or entity included in the table below has sole voting and investment power over the shares, except as described below.

Name and Address	Number		% of Shares(1)
More than 5% Stockholders
The Vanguard Group, Inc.	6,082,286	(2)	11.8%
BlackRock, Inc.	4,838,621	(3)	9.4%
Directors and Executive Officers
Anders Gustafsson	345,542	(4)	*
William J. Burns	42,695	(4)	*
Linda M. Connly	2,838		*
Nelda J. Connors	1,651		*
Satish Dhanasekaran	830		*
Richard L. Keyser	18,980		*
Ross W. Manire	14,282		*
Frank B. Modruson	13,834		*
Janice M. Roberts	7,657		*
Michael A. Smith	9,169		*
Cristen Kogl	20,560	(4)	*
Jeffrey Schmitz	12,070	(4)	*
Joseph White	9,971	(4)	*
Nathan Winters	12,643	(4)	*
All Executive Officers and Directors as a group (19 persons)	539,815	(4)	*
*	Less than one percent.
(1)	Based on shares of common stock outstanding on March 15, 2024.
(2)	The Vanguard Group, Inc. is an investment advisor located at 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. According to Amendment No. 13 to its Schedule 13G filed on February 13, 2024, as of December 31, 2023, Vanguard had sole voting power with respect to 0 shares, sole dispositive power with respect to 5,865,595 shares, and shared dispositive power with respect to 216,691 shares.
(3)	BlackRock, Inc. is a holding company located at 50 Hudson Yards New York, NY 10001. According to Amendment No. 13 to its Schedule 13G filed on February 7, 2024, as of December 31, 2023, BlackRock had sole voting power with respect to 4,499,540 shares, sole dispositive power as to all shares listed in the table, and shared dispositive power with respect to 0 shares.
(4)	Includes shares of common stock that may be acquired by May 14, 2024 upon exercise of stock options and stock appreciation rights as follows: Mr. Gustafsson — 144,497 shares; Mr. Burns — 21,437 shares; Ms. Kogl — 7,957; Mr. Schmitz — 3,011 shares; Mr. White — 3,036 shares; Mr. Winters — 1,445 shares; and directors and Executive Officers as a group — 186,906 shares.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, Executive Officers and greater than ten percent stockholders to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. To our knowledge, all required reports were filed in a timely manner with the following exceptions. The Form 4 reporting of shares of common stock withheld to cover tax liability on the vesting of time-vested restricted stock on August 14, 2023 for Robert Armstrong, our Chief Marketing Officer, was filed late due to administrative error. The Form 4 reporting of a grant of time-vested restricted stock on February 23, 2023 for Tamara Froese, our Chief Supply Chain Officer, was filed late due to administrative error.

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Stockholder Proposals and Other Business

We expect the 2025 Annual Meeting of Stockholders to be held on or about May 8, 2025. To be considered for inclusion in our proxy materials for the 2025 Annual Meeting, a stockholder proposal must be received at our principal executive offices at Three Overlook Point, Lincolnshire, Illinois 60069 by November 29, 2024. In addition, our Amended and Restated By-Laws (“By-Laws”) establish a proxy access procedure for nominating persons for election to the Board as well as an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to the Board. A stockholder nomination intended to be brought before the 2025 Annual Meeting under our proxy access procedure must be delivered to our Chief Legal Officer, General Counsel & Corporate Secretary no earlier than October 30, 2024, and no later than November 29, 2024. A stockholder proposal or nomination intended to be brought before the 2025 Annual Meeting under our advance notice procedure, must be delivered to the Chief Legal Officer, General Counsel & Corporate Secretary no earlier than December 29, 2024, and no later than January 28, 2025. In addition to satisfying the requirements of our By-Laws, including the earlier notice deadlines set forth above, stockholders who intend to solicit proxies in support of director nominees other than Zebra’s nominees must also provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act of 1934, as amended. Stockholders are advised to review our By-Laws, which contain additional requirements for submitting stockholder proposals and director nominations. Our By-Laws are available on our website at www.investors.zebra.com under the “Governance” section of our investor relations webpage.

All proposals and nominations should be directed to:

Chief Legal Officer, General Counsel & Corporate Secretary
Zebra Technologies Corporation
Three Overlook Point
Lincolnshire, Illinois 60069
Email: zebralegal@zebra.com

The Board and our management have not received notice of and are not aware of any business to come before the 2024 Annual Meeting other than the proposals we refer to in this Proxy Statement. If any other matter comes before the Annual Meeting, the proxies will use their judgment in voting the proxies.

We have made our 2023 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like another copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact our Investor Relations Department at the following address: Zebra Technologies Corporation, Three Overlook Point, Lincolnshire, Illinois 60069.

Questions and Answers About the Annual Meeting and These Proxy Materials

HOW DO I PARTICIPATE AT THE ANNUAL MEETING?

The 2024 Annual Meeting will be conducted solely by remote communication, in a virtual only format. Stockholders will not be able to attend the Annual Meeting in person. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com. Only stockholders of record as of the close of business on March 15, 2024 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote. Stockholders do not need to vote at the Annual Meeting if they have already voted by proxy.

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Stockholder Proposals and Other Business

Once admitted, stockholders of record may submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING?

The following matters will be voted on at the Annual Meeting:

●	Proposal 1: To elect three Class I directors with terms to expire in 2027;
●	Proposal 2: To hold an advisory vote to approve the compensation of our Named Executive Officers;
●	Proposal 3: To ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2024; and
●	Such other business if properly presented or any adjournment or postponement of the Annual Meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

Zebra’s Board recommends that you vote:

●	FOR the election of three Class I directors with terms to expire in 2027;
●	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers; and
●	FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2024.

WILL THERE BE ANY OTHER ITEMS OF BUSINESS ON THE AGENDA?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their judgment. Because the deadlines for stockholder proposals and nominations have passed, we do not expect any items of business to be brought before the Annual Meeting other than the items described in this Proxy Statement.

Per the Rules for Conduct of Meeting, which will be available at the Annual Meeting, nominations made during the Annual Meeting for membership on the Board will not be accepted unless the stockholder has previously notified the Chief Legal Officer, General Counsel, & Corporate Secretary in writing of the intent to make the nomination (following all procedures set forth in the Company’s By-Laws), and the person nominated has given written consent to such nomination and agreed to serve if elected.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Holders of our Class A Common Stock at the close of business on March 15, 2024, the record date, may vote at the Annual Meeting. We refer to the holders of our Class A Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Class A Common Stock held as of the record date. A list of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com. To access such list of stockholders beginning on April 30, 2024, and until the Annual Meeting, please send your request, along with proof of ownership, to Zebra Technologies Investor Relations at InvestorRelations@zebra.com.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

You may own shares directly in your name as a stockholder of record, which includes shares for which you have certificates. If your shares are registered directly in your name, you are the holder of record of those shares and you have the right to give your voting proxy directly to us or to vote at the Annual Meeting. You may also own shares indirectly through a broker, bank or other holder of record. If you hold your shares indirectly, you hold the shares in “street name” and are a beneficial holder. As

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a beneficial holder, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form.

DO I HAVE ELECTRONIC ACCESS TO THE PROXY MATERIALS AND ANNUAL REPORT?

For holders of record, we are pleased to offer the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as our Annual Report and Proxy Statement, you can access stockholder communications as soon as they are available without waiting for them to arrive in the mail. Holders of record can also reduce the number of documents in their personal files, eliminate duplicate mailings, conserve natural resources, and help reduce our printing and mailing costs. If you are a holder of record and would like to receive stockholder communications electronically in the future, please contact Computershare at 800-522-6645 or 201-680-6578. Enrollment is effective until canceled.

Beneficial holders should refer to the information provided by the broker, bank or other institution that is the holder of record for instructions on how to elect to receive proxy statements and annual reports via the Internet. Most stockholders who hold their stock through a broker, bank or other holder of record and who have electronic access will receive an e-mail message containing the Internet address to use to access our Proxy Statement and Annual Report.

WHY DID I RECEIVE A ONE-PAGE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PRINTED MATERIALS?

Pursuant to rules adopted by the Securities and Exchange Commission, we have made these proxy materials available via the Internet and have elected to use the Securities and Exchange Commission’s notice and access rules for soliciting proxies. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all stockholders as of the record date. You may access these proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. You may also request to receive a printed set of these proxy materials. Instructions on how to access these proxy materials via the Internet and how to request a printed copy can be found in the Notice of Internet Availability of Proxy Materials. Additionally, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. As noted above, choosing to receive your future proxy materials by e-mail will save Zebra the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY MATERIALS?

In addition to furnishing proxy materials electronically, we take advantage of the Securities and Exchange Commission’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials, you may do this by contacting Broadridge Financial Solutions by phone at 1-866-540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NJ, 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Broadridge at the number or address shown above.

HOW DO I VOTE MY SHARES?

Your vote is important. We encourage you to vote promptly, which may save us the expense of a second mailing.

If you are a holder of record, you may vote your shares in any of the following ways:

●	by telephone — You may vote your shares by calling the toll-free telephone number on your proxy card. You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Time, on May 8, 2024. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your vote. If you vote by telephone, you do not need to mail a proxy card.

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●	via the Internet — You may vote your shares via the website http://www.proxyvote.com or by scanning the QR Barcode on the Notice of Internet Availability of Proxy Materials or your proxy card. You may vote via the Internet 24 hours a day through 11:59 p.m., Eastern Time, May 8, 2024. As with telephone voting, you may confirm that the system has properly recorded your vote. If you vote via the Internet, you do not need to mail a proxy card. You may incur costs such as telephone and Internet access charges if you vote via the Internet.
●	by mail — If you received your proxy materials by mail, you may vote your shares by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.
●	at the Annual Meeting — If you choose not to vote by telephone, via the Internet or by mail, you may still attend the virtual Annual Meeting and vote. You will need your 16-digit control number found on the proxy card, voting instruction form or notice to vote at the Annual Meeting. If you vote prior to the Annual Meeting, you may still attend the virtual Annual Meeting and vote.

If you are a beneficial holder, the instructions that accompany your proxy materials will indicate whether you may vote by telephone, via the Internet or by mail. If your shares are held in street name and you desire to vote online during the Virtual Annual Meeting, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the meeting.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

If you are the holder of record, you may revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our Chief Legal Officer, General Counsel & Corporate Secretary, (2) submit a later-dated proxy to our Chief Legal Officer, General Counsel & Corporate Secretary, (3) provide subsequent telephone or Internet voting instructions, or (4) vote at the Annual Meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again electronically at the Annual Meeting. If you are a beneficial owner of shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

Our Board has appointed Michael Steele and Cristen Kogl to serve as the proxies for the Annual Meeting. Mr. Steele is Vice President, Investor Relations of Zebra. Ms. Kogl is Chief Legal Officer, General Counsel & Corporate Secretary of Zebra. By giving us your proxy, you are authorizing the proxies to vote, jointly or individually, your shares in the manner you indicate.

If you are a holder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	FOR the election of each of our three Class I directors with terms to expire in 2027 (Proposal 1);
●	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 2);
●	FOR ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent auditors for 2024 (Proposal 3); and
●	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if he or she has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 3, but do not have discretion to vote on non-routine matters such as Proposals 1 and 2. If you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.

WHAT CONSTITUTES A QUORUM, AND WHY IS A QUORUM REQUIRED?

A quorum is necessary to hold a valid meeting of stockholders. If stockholders holding a majority of the voting power of the stock issued and outstanding and entitled to vote at the virtual Annual Meeting are present or by proxy, a quorum will exist. Shares owned by Zebra are not voted and do not count for quorum purposes. On March 15, 2024, we had 51,397,531 shares of Class A Common Stock outstanding, meaning that 25,698,766 shares of Class A Common Stock must be present at the virtual Annual Meeting or represented by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

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To assure the presence of a quorum at the virtual Annual Meeting, and even if you plan to attend the Annual Meeting, please vote your shares by toll-free telephone or via the Internet or, if you received your proxy materials by mail, complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

WHAT IS THE EFFECT OF A BROKER NON-VOTE?

Brokers or other nominees who hold shares of our Class A Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the virtual Annual Meeting. Thus, a broker non-vote will not affect our ability to obtain a quorum. Broker non-votes will not have any effect on the outcome of any proposal to be voted on at the Annual Meeting.

WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL?

Nominees for director are elected by a plurality of the votes cast; however, each nominee who is elected by a plurality vote who does not receive a majority vote will have his or her resignation from the Board considered in accordance with Zebra’s Resignation Policy Relating to Majority Voting, which is included as Exhibit A to Zebra’s Corporate Governance Guidelines. A “majority vote” means that the number of votes cast in favor of a nominee must exceed the number of votes withheld with respect to that nominee. Zebra’s Resignation Policy Relating to Majority Voting includes a resignation process with respect to uncontested elections of directors if a nominee does not receive a majority vote for election to the Board. Prior to making these proxy materials available, each nominee for director submits a binding but contingent letter of resignation. If a nominee is then elected by a plurality vote but does not receive a majority vote, the nominee will have his or her resignation considered by the Nominating and Governance Committee in light of the best interests of Zebra and its stockholders. The Nominating and Governance Committee will make a recommendation to the Board concerning the acceptance or rejection of the resignation(s).

In a contested election, nominees for director will continue to be elected by a plurality of the votes cast without a contingent resignation to be considered by the Board conditioned on receipt of a majority vote. A “contested election” means an election of directors (i) for which the Chief Legal Officer, General Counsel & Corporate Secretary of Zebra has received a notice that a stockholder has nominated a person for election to the Board in compliance with Zebra’s Amended and Restated By-Laws, and (ii) such nomination has not been withdrawn at least five days prior to the date Zebra first makes these proxy materials available to stockholders. Neither abstentions nor broker non-votes count as votes cast.

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 — Election of three Class I directors with terms to expire in 2027	Plurality of votes cast with resignation process if majority vote not achieved	No
Proposal 2 — Advisory vote to approve named executive officer compensation	Majority of the votes cast for or against	No
Proposal 3 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2024	Majority of the votes cast for or against	Yes

With respect to Proposal 1, you may choose which three nominees you want to vote FOR. The three nominees receiving the most FOR votes will be elected. A properly executed proxy that is marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. WITHHOLD votes may prevent a director from obtaining a majority of FOR votes, which would trigger the aforementioned resignation process under the Resignation Policy Relating to Majority Voting. Proxies may not be voted for more than three nominees for director and stockholders may not cumulate votes in the election of directors.

With respect to Proposals 2 and 3, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on either of Proposals 2 and 3, your abstention will not affect the vote on the proposal since the proposal requires approval of a majority of the votes cast for or against.

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WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED OR POSTPONED?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

WHO IS PAYING FOR THE COSTS OF THIS PROXY SOLICITATION?

We will bear the expense of soliciting proxies. We have retained Alliance Advisors LLC to solicit proxies for a fee of $20,000 plus a reasonable amount to cover expenses. Proxies may also be solicited by telephone or electronically by Zebra personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING?

Preliminary results will be announced at the Annual Meeting. Results also will be published in a current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V29248-P02305 ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 ZEBRA TECHNOLOGIES CORPORATION 1. Election of Directors Class I term to expire 2027 Nominees: The Board of Directors recommends that you vote "FOR" the following: 1a. Satish Dhanasekaran 1b. Ross Manire 1c. Kenneth Miller Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer. The Board of Directors recommends that you vote "FOR" the following proposals: 2. Advisory vote to approve Named Executive Officers' compensation. 3. Ratify the appointment of Ernst & Young LLP as our independent auditor for 2024. For Against Abstain For Withhold ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information prior to 11:59 PM Eastern Time on May 8, 2024. Please have your proxy card available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZBRA2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to 11:59 PM Eastern Time on May 8, 2024. Please have your proxy card available when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V29249-P02305 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 9, 2024: Zebra's Notice and Proxy Statement for the 2024 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2023, are available at: https://materials.proxyvote.com/989207. Please do not vote by more than one method. Your vote last received will be your official vote. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. ZEBRA TECHNOLOGIES CORPORATION Revocable Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2024, AND AT ANY ADJOURNMENT THEREOF. The undersigned stockholder of Zebra Technologies Corporation, a Delaware corporation, hereby appoints Michael Steele and Cristen Kogl as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders to be held on Thursday, May 9, 2024, at 10:30 a.m., Central Time, or any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned. You can attend the Annual Meeting via the internet by visiting http://www.virtualshareholdermeeting.com/ZBRA2024. NOTE: The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for director, "FOR" proposals 2 and 3 in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. This Proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Zebra prior to the meeting or by filing with the Secretary of Zebra prior to the meeting, a later-dated Proxy. If the undersigned is present and wants to vote at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this Proxy by voting at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Zebra called for May 9, 2024, and of the Proxy Statement for the Annual Meeting prior to the signing of this Proxy. Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 9, 2024. Zebra's Notice and Proxy Statement for the 2024 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2023, are available at: https://materials.proxyvote.com/989207. (Continued on reverse side)